[PHOTO]

FREMONT MUTUAL FUNDS, INC.
--------------------------------------------------
               Semi-Annual Report | April 30, 2001

                                                  [LOGO]FREMONT
                                                     FREMONT INVESTMENT ADVISORS

--------------------------------------------------------------------------------
A MESSAGE FROM NANCY TENGLER,
PRESIDENT OF FREMONT MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------

[PHOTO]

Dear Fremont Fund Shareholders,

In an internal research report titled "Sorting Through the Graveyard of Expectations", I tried to put the stock market's recent problems in perspective. I pointed out that Wall Street (and its accomplices in the media) tend to respond to the most recent economic and market data by extrapolating it out to infinity. If the economy slows, it is headed for recession. If corporate earnings trend lower, they are about to evaporate. If the market is falling, it's about to crash. In reality, things are rarely as bad as they appear during stormy periods and rarely as good as they look under blue skies. I concluded my report with the observation that historically, periods of confusion and despair have been ideal times to put idle cash to work in the market. We think history is now in the process of repeating itself.

In the first half of our fiscal 2001 (ending April 30th), the economy hit the skids faster than anyone anticipated, and corporate earnings came in well below expectations. However, the economic data suggests we are not headed into recession and that corporate earnings are not going to be nearly as bad as expected in the coming quarters. Although we can't be sure that April's stock market rally is a major turning point, we believe the longer-term outlook for equities is reasonably bright.

I also feel compelled to address what we at Fremont Funds believe to be another major investor misperception--that the demise of the dot coms means the Internet is a bust. On-line sales of products and services to the consumer is just a small part of the Internet revolution. The real driving force is the business-to-business (B2B) market, where companies in virtually every industry are using the Internet to cut costs, improve productivity, and service clients/customers more efficiently. Technology companies providing the tools for further developing B2B systems and those companies--new and old economy alike--that use these systems effectively will prosper.

It's been an exciting six months for Fremont Funds. At year-end 2000, we launched the Fremont New Era Value Fund. I encourage you to read our first shareholder letter (page 8) and learn about our proprietary value-oriented approach to the large cap growth stock sector. We also brought in Lend Lease Rosen as a new Sub-Advisor to the Fremont Real Estate Securities Fund. Portfolio Co-Manager Dr. Kenneth Rosen is a pioneer and one of the leading practitioners in the field of real estate securities investing. We think you will appreciate his comments (page 16) on the current state of the real estate securities market.

Finally, most of you have probably read about California's electric utilities problem. I assure you the lights are on at Fremont Funds and we are working diligently to provide the best investment management and shareholder services available.

Sincerely,

/s/ Nancy Tengler

Nancy Tengler, President
Fremont Funds

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

FUND PROFILES AND LETTERS TO SHAREHOLDERS

Fremont Global Fund                                                            2

Fremont International Growth Fund                                              4

Fremont Emerging Markets Fund                                                  6

Fremont New Era Value Fund                                                     8

Fremont Structured Core Fund                                                  10

Fremont U.S. Small Cap Fund                                                   12

Fremont U.S. Micro-Cap Fund                                                   14

Fremont Real Estate Securities Fund                                           16

Fremont Bond Fund                                                             18

Fremont California Intermediate Tax-Free Fund                                 20

Fremont Money Market Fund                                                     22

SCHEDULES OF INVESTMENTS IN SECURITIES AND NET ASSETS

Fremont Global Fund                                                           24

Fremont International Growth Fund                                             36

Fremont Emerging Markets Fund                                                 39

Fremont New Era Value Fund                                                    40

Fremont Structured Core Fund                                                  41

Fremont U.S. Small Cap Fund                                                   43

Fremont U.S. Micro-Cap Fund                                                   44

Fremont Real Estate Securities Fund                                           46

Fremont Bond Fund                                                             47

Fremont California Intermediate Tax-Free Fund                                 51

Fremont Money Market Fund                                                     54

Notes to Statements of Investments in Securities and Net Assets,

   Portfolio Abbreviations & Currency Abbreviations                           57

Country Diversification                                                       58

COMBINED FINANCIAL STATEMENTS

Statements of Assets and Liabilities                                          60

Statements of Operations                                                      64

Statements of Changes in Net Assets                                           68

FINANCIAL HIGHLIGHTS                                                          72

NOTES TO FINANCIAL STATEMENTS                                                 79

--------------------------------------------------------------------------------

FREMONT GLOBAL FUND
--------------------------------------------------------------------------------

The Fremont Asset Allocation
Committee, Portfolio Managers
for Fremont Global Fund

[PHOTOS]
Nancy Tengler, Noel DeDora,
Al Kirschbaum, and Sandie Kinchen

FUND PROFILE

Fremont Global Fund offers conservative investors a balanced approach to global investing. The Fund management team understands the reward potential and perhaps more importantly, the risks in global financial markets. Through country diversification, prudent allocation between stocks, bonds and cash, and disciplined securities selection, the Fund seeks to maximize total return (including income and capital gains) while reducing risk by investing in multiple categories of U.S. and foreign securities.

     The Fund's portfolio management team employs a three-step investment process. First, economic growth, inflation, and interest rate forecasts are developed to identify those regions and individual countries offering the best investment opportunities. Second, financial market data is examined to determine the most advantageous mix of stocks, bonds and cash. Finally, the portfolio managers select individual securities based on intensive quantitative and fundamental analysis.

TO OUR SHAREHOLDERS,

For the six-month period ended April 30, 2001, the Fremont Global Fund declined 8.5% compared to Lipper Global Flexible Fund Average's 4.5% loss.

     Our decision in early 2001 to take some profits in bonds and use the proceeds to increase our allocation to U.S. equities is largely responsible for the Fund's under-performance relative to the benchmark. After the stock market's sharp decline in calendar fourth quarter, we believed U.S. stocks to be opportunistically priced. However, despite reasonable valuations and two Federal Reserve rate cuts, stocks continued to slide before rallying in mid-April. Blessed with hindsight, we were a bit early. However, our decision to increase the allocation to U.S. equities was vindicated in April, and we believe will continue to enhance returns going forward.

     In the U.S. equities portion of the portfolio, our investments in value sectors such as financial services, energy, and utilities performed well. However, growth stocks in general and technology stocks in particular performed poorly as investors punished growth companies falling short of earnings expectations. Value also materially outperformed growth in our international equities portfolio.

     With the global economy weakening and market interest rates trending lower, bonds were the big winners in the first half of fiscal 2001. In the U.S portion of the Fund's fixed income portfolio, our bias toward high quality corporate bonds worked to our advantage, as corporates outperformed Treasuries.

     At the end of this reporting period, the Fund was modestly over-weighted in U.S. equities, slightly under-weighted in international stocks, and had a neutral weighting in fixed income securities. Our current economic and market outlook continues to favor U.S. equities over all other asset classes. We will likely increase our exposure to domestic stocks, primarily in the small and mid-cap sectors, in the months ahead.

     Although the soft landing for the U.S. economy is bumpier than we anticipated, we believe aggressive Federal Reserve easing will keep us out of recession. As Fed rate cuts take effect, we think consumer confidence and spending will rebound and the economy will move forward, albeit on a slower growth path than in recent years. In second half calendar 2001, we believe the stock market should begin anticipating a corporate profit recovery in early
2002. Beaten down tech stocks should participate as corporate technology spending--the key to productivity and global competitiveness--ramps back up.

     Although European economies currently have higher GDP growth rates than the U.S., they are slowing, and we believe European stock markets will under-perform. EU monetary policy is less accommodative, and we now question whether the Euro can make much progress against the dollar. In addition, we think global investors will view the U.S. stock market as a safer haven during a period of sluggish global economic growth.

     We continue to have reservations about Japan. Although the new Prime Minister will make economic reform a higher priority, and we are seeing meaningful changes in Japan's corporate culture, the economy remains moribund. Some evidence the Japanese consumer is starting to contribute to economic growth would make us feel more upbeat. Presently, we are focusing on Japanese companies undergoing major restructuring and/or taking the necessary steps to improve profitability.

     We expect fixed income securities to continue to play a valuable role in enhancing portfolio returns. In the U.S., we still favor high quality corporate bonds over Treasuries. Despite the weakening economy, corporate bonds outperformed Treasuries over the last six months, primarily because they were

2  FREMONT MUTUAL FUNDS
so undervalued relative to government debt. Although spreads have narrowed, we believe corporate bonds will continue to outperform as fixed income investors gain confidence the economy will avoid recession and begin regaining momentum. Another 50 basis point (.50%) Federal Reserve rate cut is probably already priced into the market, but additional Fed easing could push bond prices somewhat higher. Although as we write, European Union monetary authorities have failed to cut rates, we think it is simply a matter of time before they follow the Fed's lead. Some monetary easing is probably already included in current Euro bond prices, but we still believe there is some upside remaining.

     In closing, during vibrant equities markets, our commitment to fixed income securities restrains Fund returns. But, bonds play an important role in our risk-averse investment strategy, most notably stabilizing the portfolio when stocks are declining. While we believe equities will recover in the year ahead, we will continue to protect our shareholders by maintaining a prudent mix of stocks and bonds in the portfolio. The lesson for investors over the last 12 months is that diversification is necessary in today's volatile markets.

Sincerely,

/s/ Nancy Tengler
/s/ Noel DeDora
/s/ Sandie Kinchen
/s/ Albert Kirschbaum

Fremont Asset Allocation Committee
Portfolio Managers

--------------------------------------------------------------------------------
FREMONT GLOBAL FUND
GEOGRAPHIC DIVERSIFICATION
AS OF 4/30/01
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

United States  69.7%
Latin America   1.3%
Canada          1.3%
Europe         20.2%
Japan           5.4%
Pacific Rim     2.1%

ANNUAL RETURNS           TOP TEN HOLDINGS

11/18/88-  +13.71%       Buoni Poliennali Del Tesoro,
10/31/89*                   4.750%, 07/01/05 ............................   1.9%
11/01/89-   -2.64%       General Electric Co. ...........................   1.5%
10/31/90                 Exxon Mobil Corp. ..............................   1.2%
11/01/90-  +18.38%       Japanese Government Bond Futures,
10/31/91                    7 Contracts, Exp. Jun. 2001 .................   1.1%
11/01/91-   +7.10%       Microsoft Corp. ................................   1.1%
10/31/92                 Japanese Government Bond,
11/01/92-  +17.51%          1.400%, 06/22/09 ............................   1.1%
10/31/93                 Buoni Poliennali Del Tesoro,
11/01/93-   +1.74%          5.500%, 11/01/10 ............................   0.9%
10/31/94                 FHLMC, 6.000%, 05/14/29 ........................   0.9%
11/01/94-  +12.78%       Bundesobligation, 3.750%, 08/26/03 .............   0.9%
10/31/95                 U.S. Treasury Inflation Indexed Bond,
11/01/95-  +13.72%          3.625%, 07/15/02 ............................   0.8%
10/31/96                                                            TOTAL  11.4%
11/01/96-  +13.01%
10/31/97
11/01/97-   +3.62%
10/31/98
11/01/98-  +17.37%
10/31/99
11/01/99-   +8.86%
10/31/00
11/01/00-   -8.49%
4/30/01*

[GRAPHIC OMITTED]

GROWTH OF $10,0001             4/30/01

S&P 500 Index                 ($63,250)

Fremont Global Fund           ($29,466)

Salomon Non-US Govt.
Bond Index (Currency Hedged)  ($26,641)

Lehman Bros. Intermediate
Govt./Corp. Bond Index        ($25,736)

MSCI EAFE Index               ($17,645)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 4/30/01

 1 Year     5 Years     10 Years     Since Inception (11/18/88)
---------------------------------------------------------------
-11.52%      7.29%        9.07%                9.07%

*Unannualized. 1Assumes initial investment of $10,000 on inception date, November 18, 1988. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the S&P 500 Index, the Salomon Non-U.S. Government Bond Index (currency hedged), the Lehman Bros. Intermediate Government/Corporate Bond Index, or the Morgan Stanley Capital International EAFE Index. International investing presents certain risks such as changing market conditions, currency fluctuations, and economic and political instability.

                                                         FREMONT MUTUAL FUNDS  3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FREMONT INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

The Portfolio Counselor Team
Capital Guardian Trust Company

[PHOTOS]
Richard N. Havas, David I. Fisher, Nilly Sikorsky, Hartmut Giesecke, Lionel M. Sauvage, Nancy J. Kyle, Rudolf M. Staehlin, Robert Ronus, Arthur Gromadzki, and Christopher Reed

FUND PROFILE

Under the stewardship of Capital Guardian Trust Company (CGTC), the Fremont International Growth Fund is a diversified portfolio of international equities believed to have superior capital appreciation potential. CGTC's parent company, The Capital Group Companies, has one of the investment industry's most elaborate and successful global intelligence networks.

     CGTC employs a multiple portfolio manager system. Ten individual portfolio managers and the collective research analyst team are each given a portion of the portfolio's assets to manage. The investment styles of the portfolio managers vary. However, they have a unifying investment objective: superior long term returns versus the same benchmark index. The entire portfolio is carefully monitored to ensure sufficient regional and country diversification.

TO OUR SHAREHOLDERS,

For the six-month period ended April 30, 2001, the Fremont International Growth Fund declined 9.1% compared to the Morgan Stanley Capital International Europe, Australia, and Far East (EAFE) Index's 7.1% loss.

     Although technology was the dirtiest of words in global equities markets, our tech sector investments positively contributed to returns during the period. Substantial positions in Asian semiconductor manufacturers such as Samsung and Taiwan Semiconductor Manufacturing Company paid off handsomely as these stocks rebounded strongly off October, 2000 bottoms. Our over-weighting in Japan, the best performing major market in the world through the first four months of calendar 2001, and our under-weighting in distressed European markets also worked to our advantage. The most notable portfolio disappointments in the new year were poor-performing European insurance stocks.

     We remain over-weighted in Japan and have increased our exposure to the emerging markets, whose economies should be prime beneficiaries of U.S. interest rate cuts. We are still under-weighted in Europe where the monetary authorities are dragging their feet on much-needed interest rate cuts to invigorate the economy and revive faltering stock markets.

     Despite its still troubled economy, we continue to find excellent investment opportunities in Japan, primarily in companies that are restructuring and/or starting to manage their businesses with a focus on profitability. Mitsubishi Heavy Industries is a good example. We believe this big, money-losing Japanese conglomerate is in the process of turning around. Mitsubishi's aerospace business is relatively healthy and its power generating equipment business is booming. Its big contracting business, once a testament to the Japanese corporate culture's love affair with low or no profit revenue growth, is finally being run with an eye toward the bottom line. The three magic words "return on equity" are now in Mitsubishi management's vocabulary. Due to the company's poor earnings record, the stock is trading near its book value. We believe it will get a higher valuation when the company turns profitable in the years ahead.

     As previously mentioned, we have our reservations regarding European stock markets. However, we are finding attractive opportunities such as AstraZeneca, the British/Swedish pharmaceutical company. AstraZeneca stock is undervalued primarily because its largest revenue and profit generator, the ulcer drug Prilosec, is nearing its patent expiration date. However, judging from its very successful recent introduction, the company's new and improved ulcer drug Nexium has the clear potential to become another blockbuster and take up any earnings slack resulting from generic competition for Prilosec. In addition, AstraZeneca has several other promising drugs in the final stages of clinical testing, including an anti-cholesterol drug and a less toxic anti-clotting drug, both of which have exceptional potential. We think the prospects for earnings disappointments are already included into AstraZeneca's stock price.

4  FREMONT MUTUAL FUNDS

Pleasant earnings surprises should generate some excitement.

     As you might surmise from this commentary, we are focusing much more on individual stocks than on regional macro-economic or market trends. We have gone through an extended period of global economic expansion and rising equities markets. Going forward, economic growth will likely slow and stock market performance will probably be more uneven. In this kind of environment, bottom-up stock pickers should do much better than investors employing a top-down approach. Also, we suspect the strategy of buying and holding blue chip companies with consistent earnings growth will be considerably less productive. Global competition is diminishing pricing power even for industry leaders. This means slower and more erratic earnings progression. So, we're biased toward the stocks of companies undergoing meaningful restructuring or poised for a major earnings turnaround--the kind of things that attract investors' attention in good and bad markets.

     We believe the markets will firm in the year ahead as the global economy comes back from the brink of recession. More healthy markets should provide a tailwind for the portfolio. However, stock selection will be the key to superior returns.

Sincerely,


Richard N. Havas and
Capital Guardian Trust Company's
Portfolio Counselors Team

--------------------------------------------------------------------------------
FREMONT INTERNATIONAL GROWTH FUND
GEOGRAPHIC DIVERSIFICATION
AS OF 4/30/01
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

United States  11.2%
Latin America   1.3%
Canada          3.2%
Europe         48.2%
Japan          24.6%
Pacific Rim    11.5%

ANNUAL RETURNS           TOP TEN HOLDINGS

3/1/94-     +2.30%       Vodafone Group PLC .............................   3.2%
10/31/94*                NTT Docomo, Inc. ...............................   2.0%
11/01/94-   +0.13%       Nokia Corp., ADR ...............................   1.9%
10/31/95                 Taiwan Semiconductor
11/01/95-   +7.07%          Manufacturing Co. Ltd., ADR .................   1.9%
10/31/96                 Sanofi Synthelabo SA ...........................   1.6%
11/01/96-   -0.01%       Aegon NV .......................................   1.5%
10/31/97                 Samsung Electronics ............................   1.4%
11/01/97-   +0.80%       Sony Corp. .....................................   1.4%
10/31/98                 NEC Corp. ......................................   1.4%
11/01/98-  +38.70%       Tokyo Electron Ltd. ............................   1.2%
10/31/99                                                            TOTAL  17.5%
11/01/99-   -2.54%
10/31/00
11/01/00-   -9.06%
4/30/01*

[GRAPHIC OMITTED]

GROWTH OF $10,0001      4/30/01

MSCI EAFE Index        ($14,453)

Fremont International
Growth Fund            ($13,589)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 4/30/01

 1 Year     3 Years     5 Years     Since Inception (3/1/94)
------------------------------------------------------------
-24.84%      3.60%        3.52%              4.37%

*Unannualized. 1Assumes initial investment of $10,000 on inception date, March 1, 1994. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Morgan Stanley Capital International EAFE Index.

                                                         FREMONT MUTUAL FUNDS  5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FREMONT EMERGING MARKETS FUND
--------------------------------------------------------------------------------

Portfolio Manager
Henry Thornton
BDT Investment Management Limited

[PHOTO]
Henry Thornton

FUND PROFILE

The Fremont Emerging Markets Fund employs a bottom-up stock picking approach to build a diversified portfolio of emerging markets companies. The Fund focuses on the stocks of companies with rapid, sustainable earnings growth trading at reasonable market valuations. Portfolio risk is reduced by country and sector diversification. Liquidity is also carefully monitored.

     Portfolio Manager Henry Thornton, is a Principal of London-based BDT Invest. He has devoted his entire professional career to emerging markets investing.

TO OUR SHAREHOLDERS,

For the six-month period ended April 30, 2001, the Fremont Emerging Markets Fund
declined  3.1%  compared  to  a  7.3%  loss  for  the  Morgan  Stanley   Capital
International Emerging Markets Free (MSCI-EMF) Index.

     With the exception of a few bright spots, most notably Taiwan and Mexico, emerging markets in Asia, Latin America, and Europe continued to struggle as the global economy weakened. Our significant under-weighting in the information technology (IT) sector worked to our advantage. Most of our IT holdings are low cost Asian manufacturers, which performed relatively well. We avoided Internet and software companies, the biggest casualties in the IT arena. Also, we had minimal exposure in Indonesia, Turkey, and Argentina, the emerging markets' biggest trouble spots during this reporting period. Unfortunately, Argentina's much publicized problems--deflation and rapidly rising interest rates--produced negative market sentiment toward Brazil, where we did have significant commitments.

     At the close of fiscal first half 2001, approximately 50% of Fund assets were invested in Asia/Pacific Rim, 24% in Latin America, and 20% in Europe/ Middle East/Africa. The remaining 6% was in cash. Our largest industry group commitments are financial services, telecommunications and IT hardware companies (primarily Asian semiconductor manufacturers).

     Emerging market bank stocks are trading at very modest price to book multiples. This reflects legitimate concerns over non-performing loans. However, net interest margins (the spread between the banks' cost of borrowing and lending money) will improve as loan demand picks up in the years ahead. Right now, loan demand remains weak, but demand should strengthen as more relaxed global monetary conditions add liquidity to the system. It is difficult for us to imagine emerging market bank stocks not performing well as interest rates continue to trend down.

     Telecom is a dirty word throughout the developed world. Indeed, European and American telecom companies are plagued by excess capacity, cutthroat competitive pricing, and fragile, debt heavy balance sheets. In general, emerging market telecoms don't have these problems. More importantly the industry is at a much earlier stage in the growth cycle, with amazingly low penetration rates in countries such as Thailand, India and China. We believe the telecom industry is the cleanest play on rising domestic consumption in emerging market nations.

     On an operating basis, Asian semiconductor manufacturers such as Samsung and Taiwan Semiconductor Manufacturing Company have been doing quite well, with Returns on Equity (ROE) holding up even at what may prove to be the bottom of the semiconductor cycle. They should do even better when the global economy regains momentum. The Asian chip makers and other IT hardware manufacturers should also benefit from the trend toward outsourcing. American and European technology companies are recognizing they can create value for their shareholders by developing new technologies and using their strong global brand names to move the merchandize. There is no need for them to manufacture the products themselves when they can do it for much less in Asia. That's why the Intels, Hewlett Packards and Nokias of the world are farming out more and more of their manufacturing to Asian companies.

     Despite all the political posturing between the U.S. and China, we believe both have too much at stake economically to endanger their relationship over the recent downed aircraft incident. The Chinese are doing a good job promoting growth in domestic consumption. Ongoing property and land reform--in essence, the privatization of real estate-- is an important part of the program.

6  FREMONT MUTUAL FUNDS

This is creating investment opportunities such as New World China Land, a Hong Kong listed developer of residential, commercial, and retail properties throughout China. Unlike many real estate companies, New World has very modest debt, and therefore, the ability to leverage earnings in the future. The stock has performed poorly since listing in 1999. It is now trading at around $3.00 Hong Kong versus a book value of $11.60. Book value may be modestly overstated, but we think the stock is significantly undervalued at current levels given the Chinese authorities' drive to increase the private ownership of property. This is a "sleeper" that may bounce around at current levels for a while. However, once it's "discovered", New World China Land could become a big winner.

     In closing, we are pleased to have outperformed our benchmark index, but disappointed to report negative results in first half fiscal 2001. In last year's annual report, we stated that emerging market equities would be prime beneficiaries of U.S. Federal Reserve rate cuts. We remain confident this will prove to be the case in the period ahead.

Sincerely,

/s/ Henry Thornton

Henry Thornton
Portfolio Manager

--------------------------------------------------------------------------------
FREMONT EMERGING MARKETS FUND
GEOGRAPHIC DIVERSIFICATION
AS OF 4/30/01
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Short-Term Securites (U.S.)      6.5%
Emerging Markets Latin America  23.7%
Emerging Markets Europe & U.K.  13.2%
Emerging Markets Africa          1.5%
Emerging Markets Middle East     5.1%
Emerging Markets Asia           13.6%
Pacific Rim                     36.4%

ANNUAL RETURNS           TOP TEN HOLDINGS

6/24/96-    -3.12%       China Mobile Ltd. ..............................   4.2%
10/31/96*                Samsung Electronics ............................   3.6%
11/01/96-  +12.55%       Kookmin Bank ...................................   3.3%
10/31/97                 Companhia de Bebidas
11/01/97-  -37.59%          das Americas, ADR ...........................   3.2%
10/31/98                 Siam Commercial Bank
11/01/98-  +36.16%          Public Co. Ltd. .............................   3.0%
10/31/99                 National Bank of Greece SA .....................   2.9%
11/01/99-   +2.85%       Banco Bradesco SA ..............................   2.7%
10/31/00                 Grupo Financiero
11/01/00-   -3.14%          Banamex Accival SA ..........................   2.6%
4/30/01*                 ITC Ltd. .......................................   2.5%
                         Telefonos de Mexico SA
                         (Class L), ADR .................................   2.5%
                                                                    TOTAL  30.5%

[GRAPHIC OMITTED]

GROWTH OF $10,0001                 4/30/01

Fremont Emerging Markets Fund     ($9,220)

MSCI Emerging Markets Free Index  ($7,244)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 4/30/01

 1 Year     3 Years     Since Inception (6/24/96)
-------------------------------------------------
-19.85%      -6.14%              -1.66%

*Unannualized. 1Assumes initial investment of $10,000 on inception date, June 24,1996. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the MSCI Emerging Markets Index. International investing presents certain risks such as changing market conditions, currency fluctuations, and economic and political instability. Investments in newly emerging companies are subject to erratic earning patterns, competitive conditions within the industry, limited earnings history and the reliance on one or a limited number of products.

                                                         FREMONT MUTUAL FUNDS  7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FREMONT NEW ERA VALUE FUND
--------------------------------------------------------------------------------

Portfolio Managers
Nancy Tengler and Noel DeDora
Fremont Investment Advisors, Inc.

[PHOTOS]
Nancy Tengler and Noel DeDora

FUND PROFILE

The Fremont New Era Value Fund seeks capital appreciation through investing in the undervalued stocks of leading companies that pay dividends, and companies in higher growth sectors that pay little or no dividends. The Portfolio Manager team of Nancy Tengler and Noel DeDora have been working together for 17 years, and have developed the proprietary valuation techniques that make the Fund unique. In addition to serving as Portfolio Co-Manager for the Fund, Ms. Tengler is the President and Chief Investment Officer of Fremont Investment Advisors.

TO OUR SHAREHOLDERS,

From inception on December 29, 2000 through April 30, 2001, the Fremont New Era Value Fund declined 3.8% compared to the S&P 500's 5.0% loss.

     We've been on a roller coaster ride since the Fund's introduction at year-end 2000, with stocks soaring in January, plummeting in February and March, and ascending again in April. During these four exciting months, Fund performance benefited from an over-weighting in healthcare, which helped offset losses in the tech sector. Although three of our tech holdings were at the top of our performance list, most of our biggest losers also came from this much-maligned group. Going forward we feel quite constructive about the tech sector and believe that some of the industry leaders we have been able to buy recently at very attractive valuations will be major performance contributors.

     Since this is our first report to shareholders, let's detail our investment philosophy and methodology. As the name of the Fund indicates, we focus on companies we believe will be successful--not in the so-called "new economy", but in what we call the "real economy" in a new era for business. This includes companies in a wide range of industries that are employing new technologies to cut costs and improve profitability.

     Also implied in the Fund name, we are value investors who use two proprietary analytical tools "Relative Dividend Yield" (RDY) and "Relative Price to Sales Ratio" (RPSR) to identify undervalued stocks. RDY compares a stock's dividend yield to that of the S&P 500 historically. When a stock's yield is high versus its normal relationship to the market, it is considered attractively valued, and when it is low, overpriced.

     Let us give you an example of how we use the Relative Dividend Yield tool. We were able to buy GE when its yield was at a 25% premium to the yield of the S&P 500. The stock has done well and its yield premium relative to the market has narrowed, shifting it from a buy to a hold in the portfolio. If GE stock continues to rise and its yield drops to the market average, it will become a sell.

     RPSR is used to value companies that pay low or no dividends. This gives us a value barometer for the entire market rather than just for dividend paying stocks. We compare a company's Price to Sales Ratio (PSR) to that of the S&P 500 historically. When a stock's PSR is at the low end of its range relative to the market, we consider it undervalued. When it is at the high end of its range, we categorize it as overvalued.

     Cisco provides a good example of this valuation technique. Historically, when Cisco's Price to Sales Ratio (PSR) is as low as 6.5 times that of the S&P 500, it has been a bargain. When its PSR gets to 12.5 times the market's, it's been time to sell. After the beating Cisco stock took over the last year, we were able to buy it at well below 6.5 times the market's PSR--the cheapest Cisco stock has been since it went public in 1990. Cisco stock has rebounded, but still remains in our buy range.

     In addition to using these two relative value standards, we also run investment candidates through our proprietary "12 Fundamental Factors" screen (three qualitative and nine quantitative) to make sure that deteriorating business fundamentals are not responsible for cheap valuations. Both GE and Cisco got passing grades in the majority of these 12 fundamental tests.

     Regarding stock market prospects going forward, we believe there are three very positive forces that should improve the prospects for stocks. First and foremost, the Federal Reserve is aggressively cutting interest rates. It generally takes 6-9 months for Fed rate cuts to impact economic activity. So, the economy should begin to regain momentum later this year. Following the four periods of significant Fed easing since 1981, stocks performed quite well. We expect this pattern to hold. Secondly,

8  FREMONT MUTUAL FUNDS
although it appears we will be getting only a "half a loaf" tax cut, it will be putting more money in consumers' pockets. This is also a plus for the economy and stock market. Finally, we expect capital spending, particularly in the technology arena, to rebound. In this intensely competitive global economy, companies must continue to spend the money required to increase productivity.

     In closing, it's been a thrilling four months, but we wouldn't mind the market settling down and letting us catch our breath. We expect to see a more benign and somewhat less volatile market in the year ahead and look forward to demonstrating the effectiveness of our value oriented discipline.

Sincerely,

/s/ Nancy Tengler /s/ Noel Dedora

Nancy Tengler and Noel Dedora
Portfolio Co-Managers

--------------------------------------------------------------------------------
FREMONT NEW ERA VALUE FUND
SECTOR DIVERSIFICATION
AS OF 4/30/01
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Energy                          (3.1%)
Capital Goods                   (4.1%)
Business Equipment & Services   (4.4%)
Retail                          (6.9%)
Financial Services (Banks)      (7.5%)
Utilities                       (7.8%)
Technology (Software)           (8.6%)
Health Care                    (23.4%)
Technology (Equipment)         (13.2%)
Technology (Components)        (11.5%)
Cash                            (9.5%)

CUMULATIVE RETURNS       TOP TEN HOLDINGS

12/29/00-  -3.80%        Bristol-Myers Squibb Co. .......................   5.4%
4/30/01*                 Amgen, Inc. ....................................   5.0%
                         Adobe Systems, Inc. ............................   4.8%
                         Electronic Data Systems Corp. ..................   4.4%
                         Hewlett-Packard Co. ............................   4.3%
                         Qwest Communications International, Inc. .......   4.2%
                         Cisco Systems, Inc. ............................   4.2%
                         General Electric Co. ...........................   4.1%
                         Exxon Mobil Corp. ..............................   3.9%
                         Home Depot, Inc. ...............................   3.9%
                                                                    TOTAL  44.2%

[GRAPHIC OMITTED]

GROWTH OF $10,0001          4/30/01

Fremont New Era Value Fund  ($9,620)

S&P 500 Index               ($9,499)

CUMULATIVE RETURN FOR PERIODS ENDED 4/30/01

Since Inception (12/29/00)
--------------------------
         -3.80%

1Assumes initial investment of $10,000 on inception date, December 29, 2000. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the S&P 500 Index.

                                                         FREMONT MUTUAL FUNDS  9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FREMONT STRUCTURED CORE FUND
--------------------------------------------------------------------------------

Portfolio Manager
Debra McNeill
Fremont Investment Advisors, Inc.

[PHOTO]
Debra McNeill CFA

FUND PROFILE

Formerly the Fremont Growth Fund, the Fremont Structured Core Fund invests principally in large capitalization U.S. stocks. The goal is to outperform the Standand & Poor's 500 Index and the average of its large cap value stock fund peer group.

     Superior earnings growth generally translates into superior stock performance. However, stocks with excellent earnings records often trade at high valuations and unanticipated earnings disappointments can result in sharp declines. In short, reward potential is accompanied by a somewhat higher level of risk. Through quantitative analysis, the portfolio manager seeks to identify stocks with superior earnings growth prospects trading at reasonable valuations. The goal is to build a diversified portfolio with favorable risk/reward characteristics.

TO OUR SHAREHOLDERS,

For the six-month period ended April 30, 2001, the Fremont Structured Core Fund declined 12.0% compared to the Standard & Poor's 500 Index's 12.1% loss. The Lipper Large Cap Value Fund Average retreated 3.4% over the same time period.

     Although the equities markets rallied after the Federal Reserve's first 50 basis point (.50%) rate cut in January and finished strong following its fourth 50 basis point (.50%) rate reduction in mid-April, virtually all the leading indices closed first half fiscal 2001 with substantial losses. The Fund went through its most difficult period in the last two months of calendar 2000, when stock prices were contracting rapidly. We saw the stocks of good consistent earners--"the last men standing" in the market--decline sharply as investors began throwing in the towel on equities. Year-to-date 2001, the Fund has performed much better in a somewhat more forgiving market.

     Looking ahead, we believe additional Fed easing and some tax relief will restore consumer confidence and help the economy and stock market recover. The market will likely remain volatile as investors digest more earnings disappointments in the quarter ahead. However, recently the market has not been as hard on companies reporting earnings shortfalls. This would indicate investor sentiment is improving.

     The  portfolio's   best  performers  came  from  the  financial   services,
utilities, and branded consumer goods sectors, with companies including BankAmerica, Calpine and Pepsi Bottling posting good gains. Business services companies such as Paychex and Yahoo were among our worst performers.

     The availability of blue chip technology companies at attractive valuations inspired us to increase the portfolio's tech weighting toward the end of this reporting period. We are now modestly over-weighted in tech, with our biggest commitments in leading software and computer peripherals companies such as Microsoft, Oracle, and EMC, and in electronic component manufacturers including Intel, Texas Instruments, and Broadcom.

     We are also over-weighted in utilities (primarily independent electric power generators and a handful of telecommunications companies) and financial services stocks. Power generating capacity will likely remain constrained for the foreseeable future while demand remains strong. This translates into high margins and good earnings growth. The telecoms have their share of problems: over-capacity, cutthroat pricing, and somewhat less than sterling balance sheets. However, our telecom holdings still enjoy dominant shares in their markets and above average long-term earnings growth potential. Plus, on a fundamental basis, they look very cheap. Our financial services investments have done relatively well in this difficult market. We expect them to continue to outperform as the Federal Reserve continues to ease.

     We are under-weighted in the capital goods, raw materials, and consumer services (leisure, entertainment, broadcast and publishing) sectors. We believe these economically sensitive stock sectors will continue to struggle until the economy regains its footing.

     Paychex is an excellent example of the type of holding we expect will produce superior long-term returns. Paychex provides payroll and other human resources services to small companies. It has been a model of earnings consistency, with net profits growing at an average of 35% annually over the last five years. The trend for smaller companies to outsource these services should continue to support Paychex' enviable earnings growth rate. Late last year, Paychex stock got ahead of itself on a valuation basis, trading at about 100 times earnings. It is now trading at 54 times 2001 estimates (May fiscal year). For the past five and ten years, the

10  FREMONT MUTUAL FUNDS
average P/E ratio is 67 and 55 times, respectively. We believe that is quite reasonable for a company with such a consistent earnings record and the realistic potential to grow earnings at a 28% annual rate over the next five years.

     Calpine, another solid long-term performer in the portfolio, is a leading power generating company, with state-of-the-art gas turbine technology. Calpine's earnings are expected to grow 71% in 2001. The stock has fallen back, primarily because Calpine has some exposure to the troubled California utilities, Pacific Gas & Electric and Southern California Edison. But, its long-term contracts with these companies are well below current spot market prices. So, we think Calpine's bills will be paid. At the close of this reporting period, Calpine was trading at just 29 times 2001 earnings estimates and below its 35% estimated 5-year annual earnings growth rate.

     The Fund portfolio retains all the fundamental characteristics we favor, with price/2001 estimated earnings and price/5-year estimated annual earnings growth rate ratios below the S&P 500 and a 5-year estimated annual earnings growth rate higher than the benchmark. We remain confident that better earnings growth combined with lower valuations will translate into competitive performance.

Sincerely,

/s/ Debra McNeill

Debra McNeill
Portfolio Manager

--------------------------------------------------------------------------------
FREMONT STRUCTURED CORE FUND
SECTOR DIVERSIFICATION
AS OF 4/30/01
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Other                        (5.4%)
Capital Goods                (5.4%)
Consumer Non-Durables        (5.6%)
Technology (Software)        (5.8%)
Retail                       (6.6%)
Cash                         (6.7%)
Energy                       (6.7%)
Utilities                   (13.6%)
Health Care                 (11.6%)
Financial Services (Banks)   (9.1%)
Financial Services (Other)   (8.7%)
Technology (Components)      (8.0%)
Technology (Equipment)       (6.8%)

ANNUAL RETURNS           TOP TEN HOLDINGS

8/14/92-    +2.00%       Exxon Mobil Corp. ..............................   4.6%
10/31/92*                General Electric Co. ...........................   3.6%
11/01/92-  +12.80%       Microsoft Corp. ................................   3.1%
10/31/93                 Pfizer, Inc. ...................................   2.6%
11/01/93-   +1.72%       AOL Time Warner, Inc. ..........................   2.6%
10/31/94                 Citigroup, Inc. ................................   2.3%
11/01/94-  +28.12%       Wal-Mart Stores, Inc. ..........................   1.9%
10/31/95                 Intel Corp. ....................................   1.8%
11/01/95-  +22.06%       Verizon Communications .........................   1.8%
10/31/96                 International Business
11/01/96-  +29.26%          Machines Corp. ..............................   1.7%
10/31/97                                                            TOTAL  26.0%
11/01/97-   +7.30%
10/31/98
11/01/98-  +24.24%
10/31/99
11/01/99-   +7.18%
10/31/00
11/01/00-  -12.03%
4/30/01*

[GRAPHIC OMITTED]

GROWTH OF $10,0001             4/30/01

S&P 500 Index                 ($35,458)

Fremont Structured Core Fund  ($29,736)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 4/30/01

 1 Year     5 Years     Since Inception (8/14/92)
-------------------------------------------------
-11.97%      12.48%              13.33%

*Unannualized. 1Assumes initial investment of $10,000 on inception date, August 14, 1992. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the S&P 500 Index.

                                                        FREMONT MUTUAL FUNDS  11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FREMONT U.S. SMALL CAP FUND
--------------------------------------------------------------------------------

Portfolio Manager
David G. Kern
Kern Capital Management LLC

[PHOTO]
David G. Kern, CFA

FUND PROFILE

U.S. small cap stocks offer tremendous opportunity for professional investors dedicated to hands on fundamental research. Through rigorous fundamental analysis, including visits with corporate managements, their suppliers, customers and competitors, Fund management strives to identify small relatively unknown companies with the potential to become larger and more successful over time.

     Research is concentrated in industries with the greatest level of innovation such as technology, healthcare, consumer, and services. The research process focuses on answering three basic questions: how attractive is the business; how strong is management; and how much is the company worth?

     Portfolio Manager David G. Kern, CFA, co-founded Kern Capital Management LLC, a firm dedicated exclusively to small company stock research and portfolio management.

TO OUR SHAREHOLDERS,

For the six-month period ended April 30, 2001, the Fremont U.S. Small Cap Fund declined 16.1% versus the Russell 2000 Index's 1.8% loss.The performance of our growth-oriented portfolio was quite competitive versus the Russell 2000 Growth Index's 17.3% decline.

     The rapid deterioration of the economy during the fiscal first half of 2001 created a very challenging investment environment. Small cap growth stocks fell sharply in November/December, rallied briefly in January, plummeted again in February/March, and finally closed with very strong performance in April. Although the technology sector dominated the headlines, few sectors were immune to the slumping economy, as shown by the record number of companies pre-announcing disappointing earnings in the first calendar quarter of 2001.

     The tug of war between Federal Reserve interest rate cuts (positive) and disappointing corporate earnings (negative) created record volatility over the last six months. Our strategy during challenging investment environments remains the same--concentrate the portfolio in companies in which we have the highest level of fundamental confidence, and that we believe are most likely to attract favorable attention when investor sentiment improves.This strategy has worked for us in the past and, on a short- term basis, it was effective during this reporting period. The Fund modestly outperformed the Russell 2000 Growth Index during the last six months and significantly outperformed this benchmark in April as stocks rebounded sharply.

     Over the last six months, we reduced our exposure in four of the five innovative sectors in the portfolio.The Fund's technology exposure increased significantly as a result of attractive valuations created by the sharp sell-offs in November/December and February/ March. We took some profits as tech stocks rallied in January and again during the April rebound.

     Recently, we attended a major technology conference in California. Most of the corporate managers we met with expressed hope that operating results would begin recovering later this year, but admitted they were having an extremely difficult time projecting revenues and earnings in this uncertain economic environment. Companies in most other industry groups are telling us the same thing. Consequently, we remain cautious with approximately 26% of portfolio assets in cash reserves. We will become more aggressive when earnings visibility improves.

     Our reservations regarding the market duly noted, we are finding some exceptional long-term opportunities in each of the innovative sectors we focus on. Rather than discussing individual securities, let's detail some of the business niches with the best growth potential.

     In the healthcare arena, reducing medical errors has become a top priority. As a result, healthcare providers are beginning to install Clinical Information Systems (CIS) as a way to capture more accurate and complete patient information. Small companies well-positioned in the CIS business should prosper. As witnessed by double digit increases in healthcare premiums and escalating drug costs, healthcare inflation has returned, and companies with expertise in containing medical costs are experiencing rising demand. Finally, genomics (drugs custom-tailored to treating patients with different body chemistry) will revolutionize healthcare over the next decade. As is always the case with new technologies, it is a challenge to identify the genomic drug companies that will be the most successful. Therefore, we have been focusing on promising young companies serving all the soldiers in the genomic revolution.

     In the services sector, we are excited about E-learning (employee training via the Internet in the workplace), which is being used to augment, and in some

12  FREMONT MUTUAL FUNDS
instances, replace traditional off-site instructor led training. Employee training is essential even during periods like the present when corporate budgets are constrained.

     In the technology sector, we are excited about selected optical networking companies. Due to over-capacity in long-haul communications systems, optical networking stocks have been under enormous pressure. Investors are missing the fact that capacity is still constrained in the "metro loops". In addition, most optical networking components are still being assembled by hand. So, we are also looking at small companies developing technologies to automate fiber optic components manufacturing.

     Presently, we have a very low weighting in the consumer sector because we believe massive job layoffs, high consumer debt, and historically low savings rates will continue to restrain consumer spending. Consumer stocks have performed quite well, but we don't think fundamentals support current valuations. We do feel more positive about cable television operators, which have been raising prices without much resistance in the marketplace, and CATV programmers, which are benefiting from the strong demand for original programming.

     In closing, it's been a tough market for small cap growth stocks. Longer term, however, we believe innovative companies with market opportunity, market positioning, and financial staying power will reward shareholders.

Sincerely,

/s/ David G. Kern

David G. Kern
Portfolio Manager

--------------------------------------------------------------------------------
FREMONT U.S. SMALL CAP FUND
SECTOR DIVERSIFICATION
AS OF 4/30/01
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Energy                          (0.9%)
Consumer Services               (2.5%)
Utilities                       (3.4%)
Technology (Components)         (6.1%)
Other                           (8.7%)
Technology (Software)          (11.0%)
Health Care                    (11.0%)
Cash                           (26.1%)
Technology (Equipment)         (16.7%)
Business Equipment & Services  (13.6%)

ANNUAL RETURNS           TOP TEN HOLDINGS

9/24/97-    -4.06%       Cabletron Systems, Inc. ........................   3.7%
10/31/97*                Zygo Corp. .....................................   3.5%
11/01/97-   -7.29%       SmartForce Public Ltd. Co. .....................   3.4%
10/31/98                 CSG Systems International Inc. .................   3.2%
11/01/98-  +84.60%       International Speedway Corp. (Class A) .........   3.2%
10/31/99                 Gene Logic, Inc. ...............................   3.1%
11/01/99-  +27.75%       Anaren Microwave, Inc. .........................   2.9%
10/31/00                 Websense, Inc. .................................   2.7%
11/01/00-   -16.14       Dendrite International, Inc. ...................   2.3%
4/30/01*                 SBA Communications Corp. .......................   2.2%
                                                                    TOTAL  30.2%

[GRAPHIC OMITTED]

GROWTH OF $10,0001            4/30/01

Fremont U.S. Small Cap Fund  ($17,592)

Russell 2000 Index           ($11,280)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 4/30/01

 1 Year     3 Years     Since Inception (9/24/97)
-------------------------------------------------
-22.50%      17.08%              17.00%

*Unannualized. 1Assumes initial investment of $10,000 on inception date, September 24, 1997. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Russell 2000 Index. Investments in newly emerging companies are subject to erratic earning patterns, competitive conditions within the industry, limited earnings history and the reliance on one or a limited number of products.

                                                        FREMONT MUTUAL FUNDS  13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FREMONT U.S. MICRO-CAP FUND
--------------------------------------------------------------------------------

Portfolio Manager
Robert E. Kern, Jr.
Kern Capital Management LLC

[PHOTO]
Robert E. Kern, Jr.

FUND PROFILE

The U.S. micro-cap stock market is a breeding ground for entrepreneurially-managed companies with exceptional growth prospects. With minimal Wall Street research coverage and low institutional ownership, micro-cap stocks represent the least efficient sector of the domestic equities market. This inefficiency creates attractive investment opportunities for the research-driven stock pickers managing the Fremont U.S. Micro-Cap Fund.

     Since the investment potential of micro-cap stocks is largely determined by the business prospects for individual companies rather than macro-economic trends, the Fund's focus is on bottom-up stock selection. Fund management analyzes financial statements, the company's competitive position, and meets with key corporate decision makers to discuss strategies for future growth. Robert E. Kern, Jr. is nationally recognized as a pioneer and leading practitioner of micro-cap research and portfolio management.

TO OUR SHAREHOLDERS,

For the six-month period ended April 30, 2001, the Fremont U.S. Micro-Cap Fund declined 17.9% compared to the Russell 2000's 1.8% loss.

     Let me begin by pointing out that performance comparisons to our Russell 2000 benchmark were particularly difficult in first half fiscal 2001, because the value stocks in the Russell 2000 universe outperformed growth stocks by a wide margin. To wit, the Russell 2000 Value Index gained 14.6% in this reporting period, whereas the Russell 2000 Growth Index declined 17.3%. When compared to the latter index, the performance of our growth-oriented portfolio was quite competitive.

     Technology was a curse through most of this reporting period and a blessing during the tech stock driven April rally. We began the reporting period with approximately 24% of portfolio assets in the tech sector. We increased our tech exposure to 38% at its close. Blessed with hindsight, we were a bit early. However, we were able to establish new positions and add to existing tech holdings at what we believe will prove to be opportunistic prices. It's worth noting that more than half of the Fund's 11.7% gain in April came from our tech sector investments.

     Technology was not the only trouble spot in this challenging market. Our healthcare, services, and special situation investments also retreated. Only our consumer sector holdings posted a positive return. Despite their superior recent performance, we have been scaling back our consumer stock allocation. Historically consumer oriented companies have been prime beneficiaries of Fed easing. However, we believe large layoffs, high consumer debt, and low savings rates will restrain consumer spending in the year ahead.

     We are encouraged by the strong performance of technology stocks in April, but not sure we're out of the woods just yet. As I write, I've just come back from a technology conference in California where I met with several dozen companies. Most of these companies think business has bottomed or will bottom by the end of the year. However, they are having a very difficult time forecasting revenues and earnings in this unsettled economic environment. We think the inventory bulge that has decimated many tech companies' earnings will be worked off fairly quickly. However, we fear end product demand may remain relatively weak and that earnings will not recover as quickly as may be anticipated. Based on long-term earnings growth prospects, many technology stocks are reasonably valued. However, based on currently depressed earnings, they are still rather rich. We may have to just wait and see whether investors will take the long view or react negatively to weak earnings over the next several quarters.

     In this uncertain economic climate, it is critical to focus on the financial health of smaller growth companies. The capital markets are still basically closed for the season and some very good companies with exceptional business prospects may not make it if they can't access capital. Consequently, our focus is on investment candidates' balance sheets, particularly the debt and cash components.

     At the close of this reporting period, 38% of portfolio assets are in technology, 11% in healthcare, 6% in consumer, and 17% in special situations. Reflecting our reservations about the market, 28% of assets are in cash. We believe this cash will come in handy in the period ahead.

     Rather than talking about just one or two individual securities, let's mention a few of the business niches we believe hold exceptional promise. In the technology sector, selected semiconductor equipment and supplies companies are quite attractive. We believe we are nearing a bottom in the semiconductor cycle, and these stocks usually perform exceptionally well following a turn. We also like some small companies in the optical network components business. As capi-

14  FREMONT MUTUAL FUNDS
tal spending for the build out of short haul communications networks rebounds, these beaten down stocks should recover nicely. In the services sector, we are particularly fond of a small company in the commercial real estate database business. The company has secured market leadership in this growth niche because it did a lot of things right, but also because much of its competition became cash burn casualties as the capital markets shut down.

     In closing, the micro-cap sector has its own unique dynamics. When the market is falling, some investors tend to sell indiscriminately. When the market is rising, investors aggressively seek out the best opportunities among innovative companies. This helps explain the Fund's performance pattern of modest under-performance in falling markets and significant out-performance in rising markets. We believe this performance pattern will continue to translate into superior long-term investment returns.

Sincerely,

/s/ Robert E. Kern, Jr.

Robert E. Kern, Jr.
Portfolio Manager

--------------------------------------------------------------------------------
FREMONT U.S. MICRO-CAP FUND
SECTOR DIVERSIFICATION
AS OF 4/30/01
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Other                           (6.5%)
Technology (Software)           (4.3%)
Capital Goods                   (4.4%)
Consumer Services               (6.0%)
Business Equipment & Services   (6.6%)
Health Care                    (11.3%)
Cash                           (27.5%)
Technology (Components)        (19.5%)
Technology (Equipment)         (13.9%)

ANNUAL RETURNS           TOP TEN HOLDINGS

6/30/94-     +3.60%      Zygo Corp. .....................................   3.9%
10/31/94*                Gene Logic, Inc. ...............................   3.6%
11/01/94-   +38.68%      Microsemi Corp. ................................   3.5%
10/31/95                 ArthroCare Corp. ...............................   2.4%
11/01/95-   +41.46%      Anaren Microwave, Inc. .........................   2.2%
10/31/96                 ASMI International NV ..........................   2.1%
11/01/96-   +28.80%      ATMI, Inc. .....................................   2.0%
10/31/97                 Sage, Inc. .....................................   1.9%
11/01/97-   -23.45%      Championship Auto
10/31/98                    Racing Teams, Inc. ..........................   1.8%
11/01/98-  +110.46%      Cadiz, Inc. ....................................   1.7%
10/31/99                                                            TOTAL  25.1%
11/01/99-   +46.07%
10/31/00
11/01/00-   -17.89%
4/30/01*

[GRAPHIC OMITTED]

GROWTH OF $10,0001

Fremont U.S. Micro-Cap Fund  ($50,606)

Russell 2000 Index           ($22,195)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 4/30/01

 1 Year     3 Years     5 Years     Since Inception (6/30/94)
-------------------------------------------------------------
-18.50%      22.65%      20.60%              26.78%

*Unannualized. 1Assumes initial investment of $10,000 on inception date, June 30, 1994. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Russell 2000 Index. Investments in newly emerging companies are subject to erratic earning patterns, competitive conditions within the industry, limited earnings history and the reliance on one or a limited number of products.

                                                        FREMONT MUTUAL FUNDS  15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FREMONT REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Portfolio Co-Managers
Lend Lease Rosen

[PHOTOS]
Dr. Kenneth Rosen and Michael Torres

FUND PROFILE

Through the years, real estate has created numerous fortunes for investors. With an increasing percentage of commercial real estate assets in the hands of publicly traded companies, investors with more limited financial resources can now participate in one of the world's most profitable enterprises. The Fremont Real Estate Securities Fund was created to provide investors diversification and professionally managed access to this promising market sector.

     Portfolio Co-Managers Dr. Kenneth Rosen and Michael Torres have a combined 46 years of real estate securities investment experience. Dr. Rosen received a Ph.D. in economics from M.I.T., and is presently Chairman of the Fisher Center for Real Estate and Urban Economics at the Haas School of Business at the University of California, Berkeley. Before forming the predecessor of Lend Lease Rosen in 1993. Dr. Rosen established and managed Salomon Brothers' real estate research program from 1985 to 1990. Prior to joining Lend Lease Rosen, Mr. Torres was the Director of Real Estate Research and a portfolio manager for Wilshire Asset Management.

TO OUR SHAREHOLDERS,

For the six-month period ended April 30, 2001, the Fremont Real Estate Fund returned 7.4% compared to the National Association of Real Estate Investment Trusts (NAREIT) Composite Index's 12.2% gain.

     We took over management of the Fremont Real Estate Securities Fund on March 16, 2001. Since then, we have been reshaping the portfolio, a process that was near completion at the end of this reporting period. Since we have been in the driver's seat for just six weeks, it is inappropriate for us to discuss Fund performance over the last six months. Instead, we will detail our investment philosophy, discuss a portfolio holding that illustrates our approach, and offer our opinion on the current state of the real estate securities market.

     We strive to generate superior returns by identifying those sectors of the commercial real estate market with the best supply/demand fundamentals, and individual real estate securities with the best risk/reward potential. Generally, our portfolios are concentrated in the core office property, apartment building, industrial real estate, and regional mall sectors. In security selection, our primary focus is on quality. We want to own companies with the best properties in the best locations in their operating areas. We also look for quality management with depth, experience, and a proven track record. We are biased toward companies with good growth prospects. Over time, rising earnings translate into rising dividends and higher stock prices. Finally, we look for good value as represented by stock price relative to our appraisal of the company's net asset value. Quality usually doesn't come cheap, particularly for the highly visible and highly liquid larger cap REITs we favor. However, through the years, we have succeeded in identifying many high quality companies trading significantly below their "real world" economic value.

     Let us offer a current portfolio holding as an example. AvalonBay is an apartment building developer, owner and operator with grade A properties in rapidly growing urban areas on the West and East Coasts. The company is run by experienced managers formerly at the helm of Trammel Crow Properties. AvalonBay has done a wonderful job locking up land in very desirable areas where there is little land left for development by potential competitors. This has translated into high occupancy rates for their properties. The company has also done an outstanding job bringing their apartment building projects in at budget--a remarkable feat in an industry in which cost overruns are fairly common.

     Due to the California utilities crisis and concern over the economic slowdown in technology hot beds such as the San Francisco, Northern Virginia, and metropolitan Boston, AvalonBay stock is currently trading at a 10% discount to its net asset value. We believe the company's high quality properties will remain in demand despite some economic dislocation in these areas. Consensus earnings forecasts are calling for 10% annual earnings growth for AvalonBay over the next two years. Since the company's dividend pay out rate is flirting with the minimum (publicly traded REITs must pay out 90% of earnings in dividends), dividend growth should approximate earnings growth going forward. In fact, AvalonBay increased its dividend by 14.3% in calendar first quarter 2001. Presently, the stock yields 5.7%, a very decent yield for one of the best companies in its field.

     The real estate securities market remains fundamentally attractive, with the average REIT trading at a 15% discount to asset value versus a 20% premium as recently as 1997. We see three catalysts for higher valuations going forward. The first is the probability that the real estate industry will remain relatively healthy despite the current economic slowdown. Demand will weaken, but

16  FREMONT MUTUAL FUNDS
supply remains constrained. So, we expect respectable earnings growth even in a less vibrant economy. The second catalyst is the fact that pay out ratios are low throughout the industry. Therefore, dividend growth should approximate earnings growth. Finally, we expect to see more merger and acquisition activity and privatization in the year ahead. With the cost of capital trending down and real estate securities trading at a significant discount to asset values, corporate bargain hunters will be doing some shopping. There is nothing like deal activity to bring value to the surface and attract investor attention.

     In closing, we feel quite constructive about the real estate securities market and confident in our ability to produce competitive returns versus sector benchmarks. In addition, with the Fund's well above market average yield, we believe it is an ideal vehicle for conservative investors seeking to moderate risk in today's volatile stock market environment.

Sincerely,

/s/ Dr. Kenneth Rosen

/s/ Michael Torres

Dr. Kenneth Rosen and Michael Torres
Portfolio Co-Managers

--------------------------------------------------------------------------------
FREMONT REAL ESTATE SECURITIES FUND
SECTOR DIVERSIFICATION
AS OF 4/30/01
--------------------------------------------------------------------------------

Cash                        (0.5%)
REITs (Hotels)              (1.0%)
Other                       (1.6%)
REITs (Industrial)          (4.1%)
REITs (Office/Industrial)   (7.2%)
REITs (Regional Malls)     (10.9%)
REITs (Diversified)        (13.1%)
REITs (Office)             (33.1%)
REITs (Apartments)         (28.5%)

ANNUAL RETURNS           TOP TEN HOLDINGS

12/31/97-  -18.78%       Equity Office Properties Trust .................   9.3%
10/31/98*                Equity Residential Properties Trust ............   7.5%
11/01/98-   -0.07%       Vornado Realty Trust ...........................   7.3%
10/31/99                 Spieker Properties, Inc. .......................   6.3%
11/01/99-  +10.59%       AvalonBay Communities, Inc. ....................   6.2%
10/31/00                 Boston Properties, Inc. ........................   5.8%
11/01/00-   +7.39%       Simon Property Group, Inc. .....................   5.6%
4/30/01*                 Arden Realty, Inc. .............................   4.3%
                         The Macerich Co. ...............................   4.1%
                         AMB Property Corp. .............................   4.1%
                                                                    TOTAL  60.5%

[GRAPHIC OMITTED]

GROWTH OF $10,0001                    4/30/01

NAREIT ALL Index                     ($9,757)

Fremont Real Estate Securities Fund  ($9,640)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 4/30/01

1 Year     3 Years     Since Inception (12/31/97)
-------------------------------------------------
11.02%      -1.02%              -1.10%

*Unannualized. 1Assumes initial investment of $10,000 on inception date, December 31, 1997. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the National Association of Real Estate Investments Trust(R) (NAREIT) ALL Index. The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate including changing general and local economic, financial, competitive, and environmental conditions.

                                                        FREMONT MUTUAL FUNDS  17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FREMONT BOND FUND
--------------------------------------------------------------------------------

Portfolio Manager
Bill Gross
Founder & Managing Director
Pacific Investment Management
Company (PIMCO)

[PHOTO]
Bill Gross

FUND PROFILE

The Fremont Bond Fund invests in high quality corporate, mortgage-backed, hedged-international, and government bonds. The Fund's goal is to consistently provide attractive risk-adjusted returns relative to the broad fixed-income market.

     Three main principles embody the Fund's investment philosophy: first, portfolio strategy is driven by longer-term trends in interest rates (three-to five-year economic, demographic, and political forecasts are updated annually to identify their potential impact on long-term interest rate trends); second, consistent performance is achieved by avoiding extreme swings in portfolio maturity/duration; and lastly, emphasis is placed on adding value through the analysis of traditional variables such as sector, coupon, and credit quality.

     Portfolio Manager Bill Gross, founder and managing director of Pacific Investment Management Company (PIMCO), has 30 years of professional fixed income investment experience. In addition to serving as the sub-advisor to the Fremont Bond Fund, PIMCO manages over $220 billion in fixed income investments for institutional clients.

TO OUR SHAREHOLDERS,

For the six-month period ending April 30, 2001, the Fremont Bond Fund returned 6.0% versus 6.2% for the Lehman Brothers Aggregate Bond Index.

     Two significant events shaped the fixed income markets during this period. The first was a shift in the bias of the Federal Reserve from restrictive to accommodative monetary policy. The second was a recovery in the credit sensitive sectors of the fixed income markets in the early months of 2001.

     In the fourth quarter of 2000, Chairman Greenspan announced that "the risks are weighted mainly toward conditions that may generate economic weakness in the foreseeable future". This statement was made contemporaneously with slowing economic growth, a correcting equity market, falling consumer confidence and rising unemployment. In an effort to stave off an impending slowdown, the Federal Reserve reduced short-term interest rates in the 1st quarter of 2001, in three 50 basis point (.50%) increments, to a rate of 5.0%. As a result, the yield curve steepened as the 2-yr Treasury fell by 163 basis points (1.63%), while the 30-yr Treasury remained unchanged. At the end of April, the yield on the 3 month T-bill and the 30-yr Treasury bond were 3.88% and 5.79% respectively.

     Much of 2000 was characterized by a general flight to quality as investors sought the protection of U.S. Treasury bonds in the midst of a credit concerns. This trend reversed in the 1st quarter of 2001, as investors sought yield through the credit markets in the face of easy monetary policy. As a result, the investment grade and high yield corporate sectors staged recoveries, experienced a narrowing of spreads and significantly outperformed both Treasuries and mortgage bonds for the 6-month period ending April 30, 2001. Mortgages outperformed Treasuries as price pressures stemming from rising prepayments after the recent fall in mortgage rates were fully offset by mortgages' relatively high yields. In general, emerging markets bonds trailed Treasuries due to concern about contagion from Turkey and Argentina.

PORTFOLIO RECAP

An above-benchmark duration was positive for returns as rates fell. Overweighting longer maturities was negative as short/intermediate rates fell most and the yield curve steepened. Our mortgage overweight was positive as price pressure due to rising prepayments was offset by relatively high yields. A corporate underweight detracted from returns as Fed easing sparked a recovery early in the quarter that allowed corporates to regain some ground lost last year. Real return bonds added to relative returns, outperforming like-duration Treasuries as real yields fell. Non-investment grade bonds helped returns as Fed easing and attractive yields rekindled demand early in the quarter. Modest high quality emerging markets exposure was a slight negative as the sector underperformed Treasuries. Developed country non-U.S. bonds, focused on Germany, were slightly negative as they failed to outperform U.S. Treasuries. Positions that benefit from a rise in the euro were positive as the euro rose slightly from .85 $/euro to .89 $/euro amid prospects for stronger growth in Euroland.

OUTLOOK AND STRATEGY

We expect the U.S. to fall into recession, defined as a substantial deviation below recent trendline growth of 3.5 percent, as consumption and investment bubbles deflate. Global growth will continue to spiral downward as demand in Europe, emerging markets and especially Japan will not compensate for the loss of the U.S. as consumer and borrower of last resort. Central banks worldwide will lower interest rates to mitigate the slowdown; the Fed will move toward a zero real federal funds rate, with the nominal rate at or below four percent.

18  FREMONT MUTUAL FUNDS

     We will target an above benchmark duration and move toward a benchmark-neutral yield curve position as U.S. short/intermediate issues already price in steepening associated with additional Fed easing. We plan to retain our mortgage overweight to capture relatively high risk-adjusted yields, while offsetting mortgage refinancing risk with above-benchmark duration. While our allocation to corporate bonds will remain below the index level, we will selectively add top quality issues with compelling valuations. Our modest high yield holdings will continue to be focused on top-tier, short maturity issues to minimize credit risk. We will continue to emphasize real return bonds as real yields are expected to decline as the global economy slows.

     Our emerging markets allocation will remain defensive, stressing high quality, liquid instruments that provide safety and flexibility. In terms of developed non-U.S. strategies, we will retain our emphasis on hedged Eurozone bonds, especially in Germany, which should perform well as the region's slowdown gathers momentum. We will employ strategies that benefit when the euro outperforms the dollar since we expect Europe's economy will be stronger than the U.S.

Sincerely,

/s/ William Gross

William Gross
Portfolio Manager

--------------------------------------------------------------------------------
FREMONT BOND FUND
SECTOR DIVERSIFICATION
AS OF 4/30/01
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

BBB   (5.2%)
A     (7.9%)
AA    (5.2%)
AAA  (81.7%)

ANNUAL RETURNS           TOP TEN HOLDINGS

4/30/93*    +5.15%       GNMA I, 6.750%. 04/15/31 .......................   2.7%
10/31/93                 Washington DC Convention Center,
11/01/93-   -4.42%          5.570%, 10/01/28 ............................   2.0%
10/31/94                 FHLMC, 6.500%, 05/18/23 ........................   1.2%
11/01/94-  +16.49%       30-yr. Treasury Bond Futures,
10/31/95                    280 Contracts, Exp. Jun. `01 ................   0.9%
11/01/95-   +8.18%       Deutsche Bundesrepublik, 6.500%, 07/04/27 ......   0.4%
10/31/96                 Abbey National Capital Trust I,
11/01/96-   +9.54%          8.960%, 12/29/49 ............................   0.4%
10/31/97                 Deutschland Republic, 4.750%, 07/04/28 .........   0.2%
11/01/97-  +10.31%       Deutschland Bundesrepublic,
10/31/98                    6.250%, 01/04/30 ............................   0.2%
11/01/98-   +0.01%       Deutschland Republic, 5.630%, 01/04/28 .........   0.1%
10/31/99                 Deutschland Bundesrepublic,
11/01/99-   +8.33%          6.250%, 01/04/24 ............................   0.1%
10/31/00                                                            TOTAL   8.2%
11/01/00-   +5.96%
4/30/01*

[GRAPHIC OMITTED]

GROWTH OF $10,0001                  4/30/01

Fremont Bond Fund                  ($17,567)

Lehman Bros. Aggregate Bond Index  ($16,885)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 4/30/01

1 Year     5 Years     Since Inception (4/30/93)
------------------------------------------------
12.04%      8.21%                7.30%

*Unannualized. 1Assumes initial investment of $10,000 on inception date, April 30, 1993. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Lehman Bros. Aggregate Bond Index.

                                                        FREMONT MUTUAL FUNDS  19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
--------------------------------------------------------------------------------

Portfolio Co-Managers
Arno A. Rayner & William C. Williams
Rayner Associates, Inc.

[PHOTO]
Arno A. Rayner

FUND PROFILE

The Fremont California Intermediate Tax-Free Fund seeks double tax-free income for California residents through investing in high credit quality California municipal securities.

     Portfolio Co-Managers Arno Rayner and William Williams believe active duration management, opportunistic sector allocation, and individual security selection can enhance municipal bond portfolio returns. Credit quality is always first priority. The Fund holds investment grade rated securities and selected non-rated bonds, which after internal credit analysis, are believed to deserve an investment grade rating.

     Founded in 1977, sub-advisor Rayner Associates, Inc. manages over $153 million in fixed income assets for private clients.

TO OUR SHAREHOLDERS,

For  the  six-month  period  ended  April  30,  2001,  the  Fremont   California
Intermediate Tax-Free Fund returned 2.2% compared to the Lehman Brothers Municipal 5-Year State General Obligation (GO) Index's 4.3% gain.

     California municipal securities continued to produce solid returns in first half fiscal 2001. Supply improved modestly, however, the market absorbed these new issues quickly, reflecting strong ongoing demand. Demand may have been enhanced to some degree by money flowing out of the distressed stock market. However, we believe the significant after-tax advantage of California municipals remains the dominant factor driving demand.

     Municipal securities' excellent performance relative to Treasuries over the last six months has brought yields more in line with historic norms. An investment grade 10-year municipal bond now yields 4.5% versus 5.2% for the 10-year Treasury Bond. So, muni yields are now approximately 86.5% of Treasuries--down from 97% at the beginning of this reporting period. However, the Fund's yield of 5.1% still approximates the T-Bond's yield, preserving a very attractive after-tax advantage over Treasuries for upper income California residents.

     Near the end of this reporting period, Standard & Poor's downgraded California General Obligation bonds from AA to A+ (still an investment grade rating) due to the much publicized problems in the State's electric utilities industry. We owned very few of these bonds, and consequently, the downgrade had a minimal impact on the portfolio. Despite the utilities debacle, the bursting of the dot com bubble, and general weakness in the tech sector, the California economy remains quite strong. In fact, the statewide unemployment rate has actually fallen over the last six months. Local economists are predicting GDP growth to go from zero in the first quarter to 2% in the second quarter, 3.9% in the third quarter, and 4.9% in the fourth quarter. We think these estimates may be somewhat optimistic, but do expect to see GDP growth trend significantly higher through calendar year 2001.

     Looking ahead, the State's economic growth will probably slow. In the coming years, we doubt California's GDP growth will account for 25% of total U.S. GDP growth as it did last year. But, after the torrid growth of recent years and all the problems it has engendered--clogged highways, spiraling housing costs, and electricity shortages--we view slower growth as a positive.

     Regarding the electric utilities mess, we want to assure shareholders that the problems experienced by Pacific Gas & Electric and Southern California Edison have not had a negative impact on the credit quality of municipally owned electric utilities, almost all of whom retain their own power generating assets. In fact, high wholesale electricity prices have been somewhat of a boon to municipally owned electric utilities, which have been able to sell excess power on the spot market at a nice profit. Of course, California does have to reengineer the flawed utilities deregulatory plan that has resulted in rolling blackouts through much of the State. Some form of compromise between the politicians and the big utilities is essential. This probably means higher electric rates as utilities are permitted to pass rising costs on to their customers--in our opinion, a better alternative than wondering when the lights will go out. The State will also have to streamline the convoluted siting and permitting process for new power generating plants. We believe that within two years, enough new power generating capacity will come on stream to balance supply with demand.

     As of the end of this reporting period, the Fund has a weighted average maturity of 9.3 years, reflecting the necessity of staying farther out on the yield curve to meet our 5% yield target. Average duration remains a conservative
6.8 years.

20  FREMONT MUTUAL FUNDS

The portfolio has an average yield of 5.1% and an average coupon rate of 5.3%, both almost identical to year-end fiscal 2000 figures. The Fund continues to be rated AA by Moody's and Standard & Poor's, with 86.3% of our holdings being rated AA or higher versus 84.9% six months ago.

     Tops on our wish list for the years ahead, would be increased supply in the California municipal securities market. Increased supply would promote some price competition among issuers and help us enhance portfolio yield. However, we doubt our wish will be granted in the foreseeable future. In the meantime, we will continue to follow our strategy of buying higher coupon investment grade issues and striving to position the portfolio advantageously on the yield curve.

Sincerely,

/s/ Arno A. Rayner

Arno A. Rayner
Portfolio Co-Manager

--------------------------------------------------------------------------------
FREMONT CALIFORNIA INTERMEDIATE
TAX-FREE FUND
PORTFOLIO CREDIT QUALITY
AS OF 4/30/01
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

BBB         (1.4%)
Not Rated   (4.1%)
A           (8.2%)
AA         (31.5%)
AAA        (54.8%)

ANNUAL RETURNS           TOP TEN HOLDINGS

11/16/90-   +9.36%       Sacramento Municipal Utilities District ........   3.2%
10/31/91*                City of Los Angeles, Wastewater System Revenue .   2.5%
11/01/91-   +7.37%       Yucaipa School Facilities Finance Authority ....   2.5%
10/31/92                 East Bay California Municipal Utilities District   2.5%
11/01/92-  +11.37%       City of Industry, Urban Development Agency .....   2.0%
10/31/93                 Orange County Transportation Authority .........   1.7%
11/01/93-   -3.94%       Santa Monica-Malibu Unified School District ....   1.7%
10/31/94                 California State Public Works Board ............   1.7%
11/01/94-  +12.77%       Los Angeles County Public Works
10/31/95                    Finance Authority ...........................   1.7%
11/01/95-   +4.63%       Santa Margarita/Dana Point Authority ...........   1.7%
10/31/96                                                            TOTAL  21.2%
11/01/96-   +6.75%
10/31/97
11/01/97-   +7.16%
10/31/98
11/01/98-   -0.68%
10/31/99
11/01/99-   +6.78%
10/31/00
11/01/00-   +2.24%
4/30/01*

[GRAPHIC OMITTED]

GROWTH OF $10,0001                              4/30/01

Lehman Bros. 5-Year State G.O. Index           ($18,577)

Fremont California Intermediate Tax-Free Fund  ($18,382)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 4/30/01

1 Year     5 Years     Since Inception (11/16/90)
-------------------------------------------------
 7.00%      5.11%                5.79%

*Unannualized. 1Assumes initial investment of $10,000 on inception date, November 16, 1990. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Lehman Bros. 5-Year State G.O. Index.

                                                        FREMONT MUTUAL FUNDS  21
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FREMONT MONEY MARKET FUND
--------------------------------------------------------------------------------

Portfolio Manager
Norman Gee
Fremont Investment Advisors, Inc.

[PHOTO]
Norman Gee

FUND PROFILE

Fremont Money Market Fund invests primarily in high-quality short-term debt securities (commercial paper) issued by U.S. corporations and U.S. subsidiaries of foreign corporations. The Fund will also take small positions in other investment-grade short-term debt instruments such as Yankee CDs (dollar denominated certificates of deposit in foreign banks).

     Portfolio Manager Norman Gee strives to add value through price-sensitive trading and by identifying undervalued high quality money market securities. He will also make conservative adjustments to the portfolio's average maturity relative to the market to attempt to enhance total portfolio yield.

TO OUR SHAREHOLDERS,

For the six-month period ended April 30, 2001, the Fremont Money Market Fund returned 2.8% compared to the iMoneyNet's Money Market First Tier Taxable Average's 2.6% gain. Once again, the Fund provided a safe harbor for shareholders' capital during an extremely stormy period for stocks, and finished in the top quartile of comparable funds in the iMoneyNet money market fund universe.

     Like most everyone in America, we were surprised at how rapidly the economy hit the skids in the second half of calendar 2000. Higher energy prices, the "poverty effect" (declining equities portfolios), and finally the disputed presidential election accomplished what six Federal Reserve rate hikes had failed to do--restrain consumer spending and put the brakes on the economy.

     As I write, the manufacturing sector of the economy is in recession. The service economy (60-70% of GDP) is still growing, albeit at a much slower pace than in recent years. The Federal Reserve has been easing aggressively, initiating a surprise 50 basis point (.50%) rate cut in mid-April, following cuts in January and March. With another 50 basis point (.50%) cut at the May Federal Reserve Meeting and perhaps two more 25 basis point (.25%) reductions this summer, Fed easing along with some form of tax relief should help the economy regain momentum rather quickly. We think that the service sector will lead the way while manufacturing recovers more gradually as excess inventories are worked off.

     The Federal Reserve is now walking a tightrope. Although not its mandate, the Fed has had to cut rates aggressively to try to revive the equities markets and help restore consumer confidence. We believe the size and timing of the Fed's rate reductions--50 basis point (.50%) rather than 25 basis point (.50%) cuts, and two rate cuts between scheduled meetings--is designed to generate a lot of positive press, and in the process, quickly improve investor and consumer morale. However, the Fed may be overplaying its hand and have to reverse course next year.

     Presently, as the Fed has indicated, recession is a greater threat than inflation. However, longer term, inflation could be more of a problem than generally anticipated. Higher natural gas prices, which in most areas of the country translate directly into higher electricity prices, are the principal inflationary threat. The consensus is that high natural gas prices are a temporary phenomenon. We are not so sure. Natural gas prices remained stable through four years of unusually warm winters and mild summers throughout most of the U.S. This year, with a more normal weather pattern, demand surged and natural gas prices skyrocketed. Even if natural gas prices were to trend lower, electricity prices may remain high due to severely constrained capacity in the power generating industry. Due in part to the "NIMBYs" (Not In My Back Yards), it can take as long as ten years to get a new power generating plant sited, permitted and constructed. To preserve profit margins, businesses will eventually have to pass higher natural gas and electricity costs on to the consumer.

     Also, despite the widely publicized layoffs in the manufacturing sector, unemployment remains near record lows. We believe the service sector of the economy will continue to absorb workers. As manufacturing gradually recovers, inflationary wage pressure will likely increase. The trade unions are no longer paper tigers. To wit, Delta Airlines' recent settlement with its pilots union included extremely generous pay raises. We suspect that once the economy regains momentum, fighting inflation will once again become the Fed's top priority. By this same time next year, we wouldn't be surprised to be reporting a series of Fed rate hikes.

     An inverted yield curve (shorter term

22  FREMONT MUTUAL FUNDS
commercial paper providing higher yields than longer term paper) and reduced supply in the longer end of the market forced us to keep the portfolio's average maturity in the 55-60-day range throughout most of this reporting period. This is still materially higher than the 47-day average of the funds in the money market universe. But, strategically, we would like to extend this average maturity to benefit from further Fed easing. We would also like to spread the portfolio more evenly across the maturity spectrum. However, pickings are still rather slim in the longer end of the market. We are expanding the number of commercial paper issuers in our research universe, hoping to find more opportunities in the long end of the market.

Sincerely,

/s/ Norman Gee

Norman Gee
Portfolio Manager

--------------------------------------------------------------------------------
FREMONT MONEY MARKET FUND
GEOGRAPHIC DIVERSIFICATION
AS OF 4/30/01
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Other            (9.3%)
Sweden           (3.3%)
Luxembourg       (3.3%)
Japan            (4.0%)
Germany          (4.0%)
Switzerland      (8.0%)
United Kingdom  (11.3%)
United States   (56.8%)

ANNUAL RETURNS           TOP TEN HOLDINGS

11/18/88-  +8.52%        Federal National Mortgage Association, AN ......   1.3%
10/31/89*                Ford Motor Credit Co. of Puerto Rico, Inc., CP .   1.3%
11/01/89-  +7.99%        General Motors Acceptance Corp., CP ............   1.3%
10/31/90                 BMW U.S. Capital Corp., CP .....................   1.3%
11/01/90-  +6.51%        Dexia CLF Finance Co., CP ......................   1.3%
10/31/91                 Queen's Health Systems, CP .....................   1.3%
11/01/91-  +3.73%        American Express Credit Corp., CP ..............   1.3%
10/31/92                 Prudential Funding Corp., CP ...................   1.3%
11/01/92-  +2.66%        Sony Capital Corp., CP .........................   1.3%
10/31/93                 Allianz of America Finance Corp., CP ...........   1.3%
11/01/93-  +3.49%                                                   TOTAL  13.0%
10/31/94
11/01/94-  +5.84%
10/31/95
11/01/95-  +5.34%
10/31/96
11/01/96-  +5.39%
10/31/97
11/01/97-  +5.45%
10/31/98
11/01/98-  +4.89%
10/31/99
11/01/99-  +5.99%
10/31/00
11/01/00-  +2.84%
4/30/01*

[GRAPHIC OMITTED]

GROWTH OF $10,0001              4/30/01

90-Day U.S. T-Bills            ($19,516)

Fremont Money Market Fund      ($19,486)

iMoney Fund Report First Tier
Taxable Prime Average          ($18,574)

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 4/30/01

1 Year     5 Years     10 Years     Since Inception (11/18/88)
--------------------------------------------------------------
 6.05%      5.45%        4.85%                5.51%

*Unannualized. 1Assumes initial investment of $10,000 on inception date, November 18, 1988. Performance data illustrated is historical. Past performance is not predictive of future performance. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the U.S. 90-Day T-Bills. An investment in Fremont Money Market Fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the net asset value at $1.00 per share, it is possible to lose money by investing in the Fund.

                                                        FREMONT MUTUAL FUNDS  23
--------------------------------------------------------------------------------

                              FREMONT GLOBAL FUND
                           April 30, 2001 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                           Country  Value (000s)
       Shares   Security Description                         Code     (Note 1)
--------------------------------------------------------------------------------

STOCKS 53.3%

BUSINESS EQUIPMENT & SERVICES 2.5%

       55,200   Cable & Wireless Optus Ltd.*                    AU  $        100
       10,800   Global Crossing Ltd.*                           BM           135
       20,500   Tycom Ltd.*                                     BM           297
       47,000   Nortel Networks Corp.                           CA           719
        4,269   Syngenta AG                                     CH           216
       21,000   Alcatel*                                        FR           684
       18,400   Bouygues SA                                     FR           787
        7,500   Vivendi Universal                               FR           519
        6,000   USHIO, Inc.                                     JP            93
       12,000   Granada Compass PLC                             UK            91
        1,200   Adaptec, Inc.*                                  US            13
       36,400   ADC Telecommunications, Inc.*                   US           273
          500   Arbitron, Inc.                                  US            10
        8,000   Ariba, Inc.*                                    US            62
       12,700   Automatic Data Processing, Inc.                 US           689
        3,400   Avaya, Inc.*                                    US            50
        7,000   Baker Hughes, Inc.                              US           275
          300   Ball Corp.                                      US            14
          600   Bemis Co.                                       US            23
        3,000   BJ Services Co.*                                US           247
        7,600   Boston Communications
                   Group, Inc.*                                 US            79
        8,600   Bright Horizons Family
                   Solutions, Inc.*                             US           214
       17,500   Ceridian Corp.                                  US           315
        6,100   Cintas Corp.*                                   US           267
       13,000   Clear Channel
                   Communications, Inc.*                        US           725
       10,000   Commerce One, Inc.*                             US            92
        2,100   Computer Sciences Corp.*                        US            75
        3,500   Comverse Technology, Inc.*                      US           240
        1,900   Convergys Corp.*                                US            69
        5,600   Corporate Executive Board Co.*                  US           186
       12,600   CoStar Group, Inc.*                             US           293
        3,000   CSG Systems International, Inc.*                US           175
        1,800   Dana Corp.                                      US            35
        6,200   Danaher Corp.                                   US           347
       25,100   Datalink Corp.*                                 US           246
       28,300   Dendrite International, Inc.*                   US           340
        1,500   Donnelley (R.R.) & Sons Co.                     US            42
        1,100   Dow Jones & Co., Inc.                           US            60
        1,500   Ecolab, Inc.                                    US            57
       50,600   Electronic Data Systems Corp.                   US         3,264
        6,700   Equifax, Inc.                                   US           222
        8,100   Exodus Communications, Inc.*                    US            78
       14,500   First Consulting Group, Inc.                    US           116
       19,900   Fiserv, Inc.*                                   US         1,101
          900   Fluor Corp.                                     US            47
        1,100   Grainger (W.W.), Inc.                           US            43
        6,000   i2 Technologies, Inc.*                          US           104
        7,900   Infocrossing, Inc.*                             US            63
        2,000   International Game Technology*                  US           112
        8,800   Interpublic Group of Cos., Inc.                 US           299
        2,000   Macrovision Corp.*                              US           114
          700   McDermott International, Inc.                   US             9
        1,200   NCR Corp.                                       US            56

BUSINESS EQUIPMENT & SERVICES (CONT.)

        2,200   Omnicom Group, Inc.                             US  $        193
        1,900   Pactiv Corp.                                    US            27
        1,500   Pall Corp.                                      US            35
       12,500   Paychex, Inc.                                   US           432
          600   PerkinElmer, Inc.                               US            40
        3,100   Pitney Bowes, Inc.                              US           118
        8,200   Robert Half International, Inc.*                US           228
        2,200   Rockwell International Corp.                    US            99
        1,500   Sapient Corp.*                                  US            20
        7,000   Schlumberger Ltd.                               US           464
        1,000   Sealed Air Corp.*                               US            39
          700   Snap-on, Inc.                                   US            20
       18,600   Spectrum Control, Inc.*                         US           141
        1,200   Tektronix, Inc.                                 US            29
       28,700   TeleTech Holdings, Inc.*                        US           196
        2,000   TMP Worldwide, Inc.*                            US            96
        1,500   TRW, Inc.                                       US            58
        3,800   Unisys Corp.*                                   US            46
        1,600   Visteon Corp.                                   US            26
       10,000   Waters Corp.*                                   US           522
        6,800   Yahoo!, Inc.*                                   US           137
                                                                    ------------
                                                                          17,748
                                                                    ------------
CAPITAL GOODS 3.1%

       33,100   Bombardier, Inc. (Class B)                      CA           477
          690   Holderbank Financiere
                   Glarus AG (Class B)                          CH           777
       24,450   Siemens AG                                      DE         1,800
      284,000   Johnson Electric Holdings                       HK           533
       14,000   CRH PLC                                         IE           234
       15,090   CRH PLC                                         IE           254
      132,603   DCC PLC                                         IE         1,188
        3,000   Mabuchi Motors Co. Ltd.                         JP           301
       68,000   Mitsubishi Heavy Industries Ltd.                JP           278
        6,800   Murata Manufacturing Co. Ltd.                   JP           572
       13,000   THK Co. Ltd.                                    JP           312
       14,200   Adept Technology, Inc.                          US           143
        1,200   B.F. Goodrich Co. (The)                         US            47
       17,700   Boeing Co.                                      US         1,094
        4,200   Caterpillar, Inc.                               US           211
        1,100   Cooper Industries, Inc.                         US            41
          900   Cooper Tire & Rubber Co.                        US            11
          500   Cummins Engine Co.                              US            21
        2,900   Deere & Co.                                     US           119
        6,800   Delphi Automotive Systems Corp.                 US           101
        2,500   Dover Corp.                                     US            98
        5,200   Emerson Electric Co.                            US           347
        2,400   General Dynamics Corp.                          US           185
      218,350   General Electric Co.                            US        10,598
        1,900   Goodyear Tire &
                   Rubber Co. (The)                             US            47
        9,700   Honeywell International, Inc.                   US           474
        3,700   Illinois Tool Works, Inc.                       US           235
       10,100   IMPCO Technologies, Inc.*                       US           241
        2,000   Ingersoll-Rand Co.                              US            94
        1,100   ITT Industries, Inc.                            US            48
        1,000   Johnson Controls, Inc.                          US            72
        5,300   Lockheed Martin Corp.                           US           186
          900   Northrop Grumman Corp.                          US            81

      The accompanying notes are an integral part of these financial statements.

24  FREMONT MUTUAL FUNDS

                              FREMONT GLOBAL FUND
                           April 30, 2001 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                           Country  Value (000s)
       Shares   Security Description                         Code     (Note 1)
--------------------------------------------------------------------------------

CAPITAL GOODS (CONT.)

        6,200   Oshkosh Truck Corp.*                            US  $        242
        4,100   Raytheon Co. (Class B)                          US           121
       20,900   Worthington Industries, Inc.                    US           250
                                                                    ------------
                                                                          21,833
                                                                    ------------
CONSUMER DURABLES 1.2%

        5,500   Magna International, Inc.                       CA           287
        6,500   Bayerische Motoren
                   Werke (BMW) AG                               DE           217
        6,300   DaimlerChrysler AG                              DE           316
        2,800   Epcos AG*                                       DE           180
        5,000   Michelin (Class B)                              FR           166
          500   Peugeot SA                                      FR           143
        6,200   Fiat SPA (Preferred)                            IT            90
       50,000   Mitsubishi Motors Ltd.*                         JP           154
        2,800   Nintendo Co. Ltd.                               JP           451
       37,000   Nissan Motor Co. Ltd.                           JP           254
        4,700   Rohm Co. Ltd.                                   JP           829
       14,400   Sony Corp.                                      JP         1,076
       13,000   Hyundai Motor Co. Ltd., GDR*                    KR            99
       14,100   Koninklijke (Royal) Philips
                   Electronics NV                               NL           414
       67,700   GKN PLC                                         UK           733
          700   Centex Corp.                                    US            30
       35,800   Ford Motor Co.                                  US         1,055
       11,700   General Motors Corp.                            US           641
       20,700   Harley-Davidson, Inc.                           US           954
        6,000   Jore Corp.*                                     US             7
          500   KB Home                                         US            15
        2,400   Leggett & Platt, Inc.                           US            47
          900   Maytag Corp.                                    US            31
          700   Navistar International Corp.                    US            18
          900   PACCAR, Inc.                                    US            44
          500   Pulte Corp.                                     US            23
          800   Whirlpool Corp.                                 US            45
                                                                    ------------
                                                                           8,319
                                                                    ------------
CONSUMER NON-DURABLES 2.6%

       53,824   Foster's Brewing Group Ltd.                     AU           136
          160   Compagnie Financiere
                   Richemont AG                                 CH           396
          181   Nestle SA (Registered Shares)                   CH           375
        2,800   Christian Dior SA                               FR           120
        1,800   Groupe Danone                                   FR           234
        1,500   LVMH                                            FR            93
        4,500   Societe BIC SA                                  FR           172
        4,561   Hellenic Bottling Co. SA                        GR            69
       52,000   Li & Fung Ltd.                                  HK            99
       84,000   Toray Industries, Inc.                          JP           377
        3,000   Heineken Holding NV (Class A)                   NL           115
       17,500   Heineken NV                                     NL           907
        7,000   Unilever NV, ADR                                NL           393
        2,500   VNU NV                                          NL           104
        6,200   Assa Abloy AB                                   SE           108
      390,000   McBride PLC                                     UK           298
        6,700   Pearson PLC                                     UK           141
       52,000   Unilever PLC                                    UK           393
          700   Alberto-Culver Co. (Class B)                    US            29
          800   American Greetings Corp.                        US             9
       11,000   Anheuser-Busch Cos., Inc.                       US           440

CONSUMER NON-DURABLES (CONT.)

        7,700   Archer-Daniels-Midland Co.                      US  $         92
        1,300   Avery Dennison Corp.                            US            73
        2,900   Avon Products, Inc.                             US           123
        1,000   Black & Decker Corp.                            US            40
          800   Brown Forman Corp. (Class B)                    US            49
          800   Brunswick Corp.                                 US            16
        5,100   Campbell Soup Co.                               US           155
        7,100   Carnival Corp. (Class A)                        US           188
       30,200   Coca-Cola Co.                                   US         1,395
       20,100   Coca-Cola Enterprises, Inc.                     US           364
       11,000   Colgate Palmolive Co.                           US           614
       14,500   ConAgra, Inc.                                   US           302
          400   Coors (Adolph) Co.                              US            21
        3,700   Eastman Kodak Co.                               US           161
        1,900   Fortune Brands, Inc.                            US            59
        9,400   General Mills, Inc.                             US           370
        2,700   Georgia-Pacific Corp.                           US            88
       12,800   Gillette Co. (The)                              US           363
        2,100   Hasbro, Inc.                                    US            26
        4,200   Heinz (H.J.) & Co.                              US           164
        1,700   Hershey Foods Corp.                             US           103
        1,200   International Flavors &
                   Fragrances, Inc.                             US            30
        4,900   Kellogg Co.                                     US           125
        6,500   Kimberly Clark Corp.                            US           386
          600   Liz Claiborne, Inc.                             US            30
        5,200   Mattel, Inc.                                    US            84
       16,000   McDonald's Corp.                                US           440
        3,200   Newell Rubbermaid, Inc.                         US            86
        3,300   Nike, Inc. (Class B)                            US           138
       12,000   Pepsi Bottling Group, Inc.                      US           480
       27,600   PepsiCo, Inc.                                   US         1,209
       45,100   Philip Morris Cos., Inc.                        US         2,260
       19,900   Procter & Gamble Co.                            US         1,195
        1,600   Quaker Oats Co. (The)                           US           155
        3,700   Ralston Purina Group                            US           112
          700   Reebok International Ltd.*                      US            18
       10,200   Sara Lee Corp.                                  US           203
        2,000   Sherwin-Williams Co.                            US            42
       13,000   Smithfield Foods, Inc.                          US           445
        1,000   Stanley Works (The)                             US            36
       12,100   Sysco Corp.                                     US           340
        2,900   The Clorox Co.                                  US            92
          700   Tupperware Corp.                                US            15
        6,500   Universal Electronics, Inc.*                    US           125
        2,000   UST, Inc.                                       US            60
        1,400   VF Corp.                                        US            57
        2,700   Wrigley (WM.) JR. Co.                           US           130
                                                                    ------------
                                                                          18,067
                                                                    ------------
CONSUMER SERVICES 1.1%

        3,800   News Corp. Ltd., ADR                            AU           146
       12,000   Thomson Corp.                                   CA           402
          175   Public Groupe SA                                CH            70
        4,000   Societe Television Francaise                    FR           168
        1,000   Societe Europeenne des Satellites               LU           150
       15,043   Elsevier NV                                     NL           206

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  25

                              FREMONT GLOBAL FUND
                           April 30, 2001 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                           Country  Value (000s)
       Shares   Security Description                         Code     (Note 1)
--------------------------------------------------------------------------------

CONSUMER SERVICES (CONT.)

        8,500   United Pan Europe
                   Communications NV*                           NL  $         53
       47,249   Granada Compass PLC                             UK           126
       33,400   Reuters Group PLC                               UK           489
       17,100   American Classic Voyages Co.*                   US           162
        3,500   Apollo Group, Inc. (Class A)*                   US           109
       46,000   Cash America International, Inc.                US           368
        9,400   Cendant Corp.*                                  US           167
       30,000   Championship Auto Racing
                   Teams, Inc.*                                 US           494
        6,000   CNET Networks, Inc.*                            US            74
        1,400   Harrah's Entertainment, Inc.                    US            48
        4,500   Hilton Hotels Corp.                             US            50
       41,600   LoJack Corp.*                                   US           237
        2,900   Marriott International, Inc.
                   (Class A)                                    US           133
       24,400   Nucentrix Broadband
                   Networks, Inc.*                              US           244
        1,600   Sabre Holdings Corp.*                           US            80
       10,400   Starwood Hotels & Resorts
                   Worldwide, Inc.                              US           375
        3,700   Tribune Co.                                     US           156
        7,500   Univision Communications, Inc.*                 US           328
       31,300   Viacom, Inc. (Class B)*                         US         1,629
       32,400   Walt Disney Co. (The)                           US           980
                                                                    ------------
                                                                           7,444
                                                                    ------------
ENERGY 3.4%

        3,300   Suncor Energy, Inc.                             CA            92
        5,300   Metallgesellschaft AG                           DE            60
        2,407   Total Fina Elf                                  FR           357
        2,407   Total Fina Elf SA-Strip VVPR                    FR             0
       75,000   ENI-Ente Nazionale
                   Idrocarburi SPA                              IT           514
       26,100   Royal Dutch Petroleum Co., ADR                  NL         1,554
        7,000   Norsk Hydro ASA                                 NO           305
        2,200   Lukoil-Holding, ADR                             RU            92
       12,600   BG Group PLC                                    UK            49
       28,500   Centrica PLC                                    UK            96
       81,000   Shell Transport & Trading Co.                   UK           675
        1,300   Allegheny Energy, Inc.                          US            67
        1,100   Amerada Hess Corp.                              US            96
        6,000   Anadarko Petroleum Corp.                        US           388
       18,500   Apache Corp.                                    US         1,183
        2,600   Burlington Resources, Inc.                      US           123
        7,800   Chevron Corp.                                   US           753
        7,600   Conoco, Inc. (Class B)                          US           231
       11,600   Devon Energy Corp.                              US           685
       20,400   Dynegy, Inc. (Class A)                          US         1,180
       18,100   El Paso Energy Corp.                            US         1,245
        9,100   Enron Corp.                                     US           571
        2,700   Entergy Corp.                                   US           109
        1,400   EOG Resources, Inc.                             US            65
       96,340   Exxon Mobil Corp.                               US         8,536
        5,400   Halliburton Co.                                 US           233
        1,100   Kerr-McGee Corp.                                US            79
        1,400   Kinder Morgan, Inc.                             US            82
        4,800   Nabors Industries, Inc.*                        US           286
       15,600   Noble Drilling Corp.*                           US           757
        4,500   Occidental Petroleum Corp.                      US           136

ENERGY (CONT.)

          400   ONEOK, Inc.                                     US  $         17
          400   Peoples Energy Corp.                            US            16
        3,100   Phillips Petroleum Co.                          US           185
        3,600   Reliant Energy, Inc.                            US           178
        1,100   Rowan Cos., Inc.*                               US            37
        2,500   Sempra Energy                                   US            69
        1,000   Sunoco, Inc.                                    US            38
        6,700   Texaco, Inc.                                    US           484
        1,800   Tosco Corp.                                     US            83
       11,250   Transocean Sedco Forex, Inc.*                   US           611
        3,000   Unocal Corp.                                    US           114
       25,800   USX-Marathon Group                              US           825
        5,000   Weatherford International, Inc.*                US           291
        4,770   Williams Communication
                   Group, Inc.                                  US            22
        5,800   Williams Cos., Inc. (The)                       US           245
                                                                    ------------
                                                                          23,814
                                                                    ------------
FINANCIAL SERVICES (BANKS) 4.0%

       37,000   Australia & New Zealand
                   Banking Group Ltd.                           AU           265
        7,000   Naitonal Australia Bank                         AU           108
       25,706   Westpac Banking Corp. Ltd.                      AU           172
        4,100   Bank of Nova Scotia                             CA           102
        1,769   Credit Suisse Group
                   (Registered Shares)                          CH           330
        1,275   UBS AG                                          CH           194
       35,000   Banco Bilbao Vizcaya SA                         ES           497
       21,000   Allied Irish Banks PLC                          IE           232
       16,300   Allied Irish Banks PLC                          IE           179
       14,400   Sumitomo Bank Ltd.                              JP           134
           88   UFJ Holdings, Inc.                              JP           633
       26,541   ABN Amro Holding NV                             NL           535
       13,750   ForeningSparbanken AB
                   (Series A)                                   SE           163
       18,000   DBS Group Holdings Ltd.                         SG           157
       19,000   United Overseas Bank                            SG           126
      148,000   Turkiye Is Bankasi (Isbank)                     TR           205
      200,000   Turkiye Is Bankasi, GDR                         TR           277
       99,500   Halifax Group PLC                               UK         1,131
       62,327   Lloyds TSB Group PLC                            UK           650
        4,600   Amsouth Bancorporation                          US            79
       33,600   Bank of America Corp.                           US         1,882
        9,000   Bank of New York Co., Inc.                      US           452
       18,900   Bank One Corp.                                  US           714
        4,800   BB&T Corp.                                      US           170
       18,400   Capital One Financial Corp.                     US         1,157
        2,500   Charter One Financial, Inc.                     US            73
       86,553   Citigroup, Inc.                                 US         4,254
        2,200   Comerica, Inc.                                  US           113
        6,858   Fifth Third Bancorp.                            US           369
       11,900   First Union Corp.                               US           357
       27,200   FleetBoston Financial Corp.                     US         1,044
        3,100   Huntington Bancshares, Inc.                     US            47
       23,200   JP Morgan Chase & Co.                           US         1,113
        5,200   KeyCorp                                         US           121
       23,400   MBNA Corp.                                      US           834
       54,600   Mellon Bank Corp.                               US         2,235

      The accompanying notes are an integral part of these financial statements.

26  FREMONT MUTUAL FUNDS

                              FREMONT GLOBAL FUND
                           April 30, 2001 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                           Country  Value (000s)
       Shares   Security Description                         Code     (Note 1)
--------------------------------------------------------------------------------

FINANCIAL SERVICES (BANKS) (CONT.)

        7,400   National City Corp.                             US  $        201
        2,700   Northern Trust Corp.                            US           176
        8,000   PNC Bank Corp.                                  US           521
        2,700   Regions Financial Corp.                         US            82
        2,100   SouthTrust Corp.                                US           100
        2,000   State Street Corp.                              US           208
        3,600   Suntrust Banks, Inc.                            US           229
        3,500   Synovus Financial Corp.                         US           101
       10,500   TCF Financial Corp.                             US           399
        1,600   Union Planters Corp.                            US            61
       56,200   US Bancorp                                      US         1,190
        2,500   Wachovia Corp.                                  US           152
       19,100   Washington Mutual, Inc.                         US           954
       59,300   Wells Fargo & Co.                               US         2,785
                                                                    ------------
                                                                          28,263
                                                                    ------------
FINANCIAL SERVICES (OTHER) 3.5%

        8,762   Lend Lease Corp. Ltd.                           AU            63
   12,000,000   Sanwa International Financial
                   Bermuda Trust                                BM           106
        1,000   Fairfax Financial Holdings Ltd.*                CA           119
          296   Swiss Re                                        CH           582
          962   Coface (Compagnie Francaise
                   d'Assurance pour le
                   Commerce Exterieur)                          FR            72
       45,000   Cheung Kong Holdings                            HK           502
        9,500   Assicurazioni Generali SPA                      IT           307
        1,700   Aiful Corp.                                     JP           158
       17,000   Daiwa Securities Co. Ltd.                       JP           193
       29,000   Mitsui Fudosan Co. Ltd.                         JP           287
       47,000   Mitsui Marine and Fire
                   Insurance Co. Ltd.                           JP           263
        3,000   Nikko Securities Co. Ltd.                       JP            25
       11,000   Nomura Securities Co. Ltd.                      JP           232
       24,363   Aegon NV                                        NL           813
       10,500   Aegon NV, ADR NL                                             356
        3,009   ING Groep NV                                    NL           205
       15,593   ING Groep NV, ADR                               NL         1,076
       10,000   Land Securities PLC                             UK           127
       32,000   Prudential Corp. PLC                            UK           373
       25,500   ACE Ltd.                                        US           910
        6,400   Aflac, Inc.                                     US           204
        4,000   Alliance Capital Management
                   Holding LP                                   US           184
        8,900   Allstate Corp.                                  US           372
        1,300   AMBAC Financial Group, Inc.                     US            70
       16,200   American Express Co.                            US           688
        6,300   American General Corp.                          US           275
       38,025   American International
                   Group, Inc.                                  US         3,110
        3,100   Aon Corp.                                       US           103
        1,300   Bear Stearns Cos., Inc. (The)*                  US            65
        2,100   Chubb Corp. (The)                               US           140
        1,900   Cigna Corp.                                     US           203
        2,000   Cincinnati Financial Corp.                      US            77
        3,200   CIT Group, Inc.                                 US           117
       12,500   Concord EFS, Inc.*                              US           582
        4,000   Conseco, Inc.                                   US            76

FINANCIAL SERVICES (OTHER) (CONT.)

        1,400   Countrywide Credit
                   Industries, Inc.                             US  $         60
          900   Deluxe Corp.                                    US            23
       17,500   FHLMC                                           US         1,152
       25,300   FNMA                                            US         2,031
        3,000   Franklin Resources, Inc.                        US           131
        1,900   Golden West Financial Corp.                     US           112
        1,100   H&R Block, Inc.                                 US            61
        8,200   Hartford Financial Services
                   Group, Inc.                                  US           509
       13,700   Household International, Inc.                   US           877
        1,950   Jefferson-Pilot Corp.                           US            91
        6,500   Legg Mason, Inc.                                US           311
        6,900   Lehman Brothers Holdings, Inc.                  US           502
        2,300   Lincoln National Corp.                          US           106
       12,400   Loews Corp.                                     US           836
        3,400   Marsh & McLennan Cos., Inc.                     US           328
        1,800   MBIA, Inc.                                      US            86
        9,900   Merrill Lynch & Co.                             US           611
        9,300   Metlife, Inc.                                   US           270
        1,300   MGIC Investment Corp.                           US            84
        2,000   Moody's Corp.                                   US            63
       20,500   Morgan Stanley Dean
                   Witter & Co.                                 US         1,287
          900   Progressive Corp.                               US           105
       18,500   Providian Financial Corp.                       US           986
        1,600   Safeco Corp.                                    US            43
       16,900   Schwab (Charles) Corp.                          US           335
        2,700   St. Paul Cos., Inc. (The)                       US           122
       16,200   Stilwell Financial, Inc.                        US           477
        1,500   T Rowe Price Group, Inc.                        US            52
        1,500   Torchmark Corp.                                 US            57
        2,900   UnumProvident Corp.                             US            87
        2,000   USA Education, Inc.
                   (AKA Sallie Mae)                             US           142
                                                                    ------------
                                                                          24,972
                                                                    ------------
HEALTH CARE 8.3%

          466   Novartis AG                                     CH           724
           12   Roche Holding AG (Genusss)                      CH            86
       12,300   Sanofi Synthelabo SA                            FR           738
       17,000   Elan Corp PLC, ADR*                             IE           853
       18,000   Chugai Pharmaceutical Co. Ltd.                  JP           267
        6,000   Sankyo Co. Ltd.                                 JP           125
       20,000   Shionogi & Co. Ltd.                             JP           352
        2,000   Takeda Chemical Industries                      JP            96
        3,000   Yamanouchi
                   Pharmaceutical Co. Ltd.                      JP            83
       33,700   Grupo Casa
                   Saba SA de CV, ADR*                          MX           222
       13,000   AstraZeneca Group PLC                           UK           603
       34,500   AstraZeneca Group PLC                           UK         1,615
       86,325   GlaxoSmithKline PLC                             UK         2,284
        6,300   Shire Pharmaceuticals
                   Group PLC                                    UK           106
       26,900   Abbott Laboratories                             US         1,248
        1,700   Aetna, Inc.*                                    US            48
       14,000   Allergan, Inc.                                  US         1,064
       19,900   ALZA Corp.*                                     US           910

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  27

                              FREMONT GLOBAL FUND
                           April 30, 2001 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                           Country  Value (000s)
       Shares   Security Description                         Code     (Note 1)
--------------------------------------------------------------------------------

HEALTH CARE (CONT.)

       57,200   American Home Products Corp.                    US  $      3,303
       60,750   Amgen, Inc.*                                    US         3,714
        2,000   Andrx Corp.                                     US           118
       12,800   Applied Biosystems Group                        US           410
       28,500   ArthroCare Corp.*                               US           535
          700   Bausch & Lomb, Inc.                             US            30
        3,600   Baxter International, Inc.                      US           328
        3,100   Becton Dickinson & Co.                          US           100
       17,300   Biogen, Inc.*                                   US         1,119
        2,200   Biomet, Inc.                                    US            94
       15,300   BioSource International, Inc.*                  US           117
       10,900   Boston Scientific Corp.*                        US           173
       86,500   Bristol-Myers Squibb Co.                        US         4,844
          600   C.R. Bard, Inc.                                 US            26
        9,900   Cardinal Health, Inc.                           US           667
       38,400   Chiron Corp.*                                   US         1,844
       50,200   eBenX, Inc.*                                    US           211
        4,400   Eclipsys Corp.*                                 US            89
       36,800   Endocare, Inc.*                                 US           259
        6,100   Forest Laboratories, Inc.
                   (Class A)*                                   US           373
       26,500   Fusion Medical
                   Technologies, Inc.*                          US           154
       42,300   Gene Logic, Inc.*                               US           766
        7,500   Genzyme Corp.*                                  US           817
        3,800   Guidant Corp.*                                  US           156
        6,700   HCA - The Healthcare Co.                        US           259
        5,000   Health Management
                   Associates, Inc. (Class A)*                  US            90
        4,700   Healthsouth Corp.*                              US            66
        4,000   Human Genome Sciences, Inc.*                    US           257
        2,100   Humana, Inc.                                    US            21
       12,800   IDEC Pharmaceuticals Corp.*                     US           630
       25,000   Immunex Corp.*                                  US           382
       10,600   IMS Health, Inc.                                US           291
        4,000   IVAX Corp.*                                     US           160
       48,860   Johnson & Johnson                               US         4,714
        5,100   King Pharmaceuticals, Inc.*                     US           215
       20,700   Lilly (Eli) & Co.                               US         1,760
        1,200   Manor Care, Inc.*                               US            28
        3,500   Mckesson HBOC, Inc.                             US           108
       20,500   MedImmune, Inc.*                                US           803
       33,400   Medtronic, Inc.                                 US         1,490
       61,570   Merck & Co.                                     US         4,677
        4,000   Millennium
                   Pharmaceuticals, Inc.*                       US           149
        6,900   NeoPharm, Inc.*                                 US           175
        8,900   Novoste Corp.                                   US           181
       24,000   Oxford Health Plans, Inc.*                      US           746
      109,650   Pfizer, Inc.                                    US         4,748
       36,670   Pharmacia Corp.                                 US         1,916
        1,400   Quintiles Transnational Corp.*                  US            29
       25,800   Schering-Plough Corp.                           US           994
        5,000   Sepracor, Inc.*                                 US           132
        1,000   St. Jude Medical, Inc.*                         US            57
        8,900   Stryker Corp.                                   US           528
       13,900   Tenet Healthcare Corp.*                         US           621
        3,900   UnitedHealth Group, Inc.                        US           255
        1,300   Watson Pharmaceuticals, Inc.*                   US            65

HEALTH CARE (CONT.)

        3,900   Wellpoint Health Networks, Inc.                 US  $        383
                                                                    ------------
                                                                          58,601
                                                                    ------------
MULTI-INDUSTRY 0.5%

       21,300   Tyco International Ltd.                         BM         1,137
       34,700   Hutchison Whampoa                               HK           375
       30,000   Swire Pacific Ltd. (Class A)                    HK           165
          900   Hoya Corp.                                      JP            59
      198,000   Singapore Technology
                   Engineering Ltd.                             SG           297
       39,000   Synnex Technology
                   International Corp., ADR                     TW           337
       15,460   Smiths Group PLC                                UK           183
          700   Crane Co.                                       US            20
          900   Eaton Corp.                                     US            66
          400   FMC Corp.*                                      US            29
        7,200   Minnesota Mining &
                   Manufacturing Co.                            US           857
          500   National Service Industries, Inc.               US            12
        1,400   Parker-Hannifin Corp.                           US            65
        1,700   Textron, Inc. US                                              90
                                                                    ------------
                                                                           3,692
                                                                    ------------
RAW MATERIALS 1.4%

       25,000   BHP Ltd., Sponsored, ADR                        AU           547
       53,000   Broken Hill Proprietary Co. Ltd.                AU           583
       34,500   WMC Ltd.                                        AU           166
        3,100   Alcan Aluminium Ltd.                            CA           138
        4,800   Barrick Gold Corp.                              CA            79
        2,200   Inco Ltd.                                       CA            40
        4,000   Placer Dome, Inc.                               CA            40
       10,450   Bayer AG                                        DE           439
        9,000   Outokumpo Oyj                                   FI            77
        5,400   Upm-Kymmene Oyj                                 FI           169
        5,300   Compagnie de Saint-Gobain                       FR           799
        8,000   Shin-Etsu Chemical Co. Ltd.                     JP           321
       36,000   Sumitomo Forestry Co.                           JP           233
       17,000   The Furukawa Electric Co. Ltd.                  JP           203
       41,069   Hansol Paper Ltd., GDR                          KR            49
       20,000   Pohang Iron &
                   Steel Co. Ltd., ADR                          KR           400
       59,061   Laporte PLC                                     UK           588
        2,800   Air Products & Chemicals, Inc.                  US           120
        3,900   Alcan Aluminium Ltd.                            US           174
       10,500   Alcoa, Inc.                                     US           435
        1,000   Allegheny Technologies, Inc.                    US            18
          900   Ashland, Inc.                                   US            39
          700   Boise Cascade Corp.                             US            24
       16,000   Cabot Corp.                                     US           520
       10,900   Dow Chemical Co.                                US           365
       12,700   E. I. du Pont de Nemours and Co.                US           574
          900   Eastman Chemical Co.                            US            48
        1,600   Engelhard Corp.                                 US            41
       19,800   Freeport-McMoRan
                   Copper & Gold, Inc.                          US           280
          600   Great Lakes Chemical Corp.                      US            19
        1,300   Hercules, Inc.                                  US            16
        3,200   Homestake Mining Co.                            US            20

      The accompanying notes are an integral part of these financial statements.

28  FREMONT MUTUAL FUNDS

                              FREMONT GLOBAL FUND
                           April 30, 2001 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                           Country  Value (000s)
       Shares   Security Description                         Code     (Note 1)
--------------------------------------------------------------------------------
RAW MATERIALS (CONT.)
        5,900   International Paper Co.                         US  $        231
        1,300   Louisiana Pacific Corp.                         US            16
        5,400   Masco Corp.                                     US           124
        1,200   Mead Corp. (The)                                US            34
        2,300   Newmont Mining Corp.                            US            42
       47,050   Northern Technologies
                   International Corp.                          US           263
          900   Nucor Corp.                                     US            46
        1,000   Phelps Dodge Corp.                              US            45
          300   Potlatch Corp.                                  US            11
        2,100   PPG Industries, Inc.                            US           112
        1,900   Praxair, Inc.                                   US            90
        2,700   Rohm and Haas Co.                               US            93
          900   Sigma-Aldrich Corp.                             US            41
          500   Temple-Inland, Inc.                             US            26
          700   Timken Co. (The)                                US            12
        1,100   USX Corp. - U.S. Steel Group                    US            20
        1,200   Vulcan Materials Co.                            US            55
        1,200   Westvaco Corp.                                  US            32
       12,700   Weyerhaeuser Co.                                US           718
        1,300   Williamette Industries, Inc.                    US            63
                                                                    ------------
                                                                           9,638
                                                                    ------------
RETAIL 2.9%

        9,500   Metro AG                                        DE           432
        2,000   Carrefour Supermarche                           FR           115
       15,000   Jusco Co. Ltd.                                  JP           375
        7,200   Hagemeyer NV                                    NL           144
       24,000   Marks & Spencer PLC                             UK            92
        5,100   Albertson's, Inc.                               US           170
        1,400   Autozone, Inc.*                                 US            44
       20,500   Bed Bath & Beyond, Inc.*                        US           581
        2,500   Best Buy Co., Inc.*                             US           138
        7,400   Buca, Inc.*                                     US           153
        2,500   Circuit City Stores, Inc.                       US            38
        1,400   Consolidated Stores Corp.                       US            15
        5,400   Costco Wholesale Corp.*                         US           189
        7,300   CVS Corp.                                       US           430
        1,500   Darden Restaurants, Inc.                        US            41
        1,100   Dillard's, Inc.                                 US            19
        4,000   Dollar General Corp.                            US            66
        4,000   Dollar Tree Stores*                             US            84
        9,900   Electronics Boutique
                   Holdings Corp.*                              US           246
        2,500   Federated Department Stores*                    US           107
       23,650   Gap, Inc.                                       US           655
       18,500   Good Guys, Inc.*                                US            82
       89,600   Home Depot, Inc.                                US         4,220
        3,200   J.C. Penney Co., Inc.                           US            65
        5,900   Kmart Corp.*                                    US            59
       18,500   Kohls Corp.*                                    US         1,130
       21,000   Kroger Co. (The)*                               US           474
       95,300   Limited, Inc.                                   US         1,612
          300   Longs Drug Stores Corp.                         US             9
       10,700   Lowe's Cos., Inc.                               US           674
        3,600   May Department Stores Co.                       US           134
        1,600   Nordstrom, Inc.                                 US            29
        3,600   Office Depot, Inc.*                             US            34
       12,800   Radioshack Corp.                                US           392

RETAIL (CONT.)

        6,100   Safeway, Inc.*                                  US  $        331
       10,100   Sears, Roebuck & Co.                            US           372
       15,500   Staples, Inc.*                                  US           252
       14,600   Starbucks Corp.*                                US           283
       23,600   SUPERVALU, Inc.                                 US           323
       17,900   Target Corp.                                    US           688
        1,800   Tiffany & Co.                                   US            58
        8,400   TJX Cos., Inc.                                  US           263
        2,500   Toys "R" Us, Inc.*                              US            62
        1,800   Tricon Global Restaurants, Inc.*                US            81
       74,400   Wal-Mart Stores, Inc.                           US         3,849
       20,300   Walgreen Co.                                    US           868
        1,400   Wendy's International, Inc.                     US            35
        1,700   Winn-Dixie Stores, Inc.                         US            54
                                                                    ------------
                                                                          20,567
                                                                    ------------
SHELTER 0.1%

       13,000   Sekisui House Ltd.                              JP           112
       20,900   Modtech Holdings, Inc.*                         US           271
                                                                    ------------
                                                                             383
                                                                    ------------
TECHNOLOGY (COMPONENTS) 5.6%

        7,100   Infineon Technologies AG*                       DE           309
        4,700   Infineon Technologies AG, ADR*                  DE           201
       15,900   STMicroelectronics NV
                   (New York Shares)                            FR           643
        3,800   Advantest Corp.                                 JP           436
        3,000   Hirose Electric Co., Ltd.                       JP           283
       60,000   NEC Corp.                                       JP         1,095
        6,000   NICHICON Corp.                                  JP            81
       27,000   Nikon Corp.                                     JP           334
        7,000   Taiyo Yuden Co. Ltd.                            JP           195
       10,600   Tokyo Electron Ltd.                             JP           772
        4,330   Samsung Electronics                             KR           753
        3,000   Samsung Electronics, GDR                        KR           111
        6,730   Samsung Electronics, GDR                        KR           621
        1,100   STMicroelectronics NV                           NL            44
       23,120   Asustek Computer, Inc.                          TW           106
        9,100   Hon Hai Precision
                   Industry Co., GDR                            TW           124
      102,056   Ritek Corp., GDR*                               TW           443
       52,340   Taiwan Semiconductor
                   Manufacturing Co. Ltd., ADR*                 TW         1,269
       13,000   ARM Holdings PLC*                               UK            71
       32,000   Dimension Data Holdings Ltd.*                   UK           152
        9,800   Advanced Micro Devices, Inc.*                   US           304
        4,800   Altera Corp.*                                   US           121
       14,400   Analog Devices, Inc.*                           US           681
       30,800   Anaren Microwave, Inc.*                         US           524
       25,100   APA Optics, Inc.*                               US           236
       31,600   Applied Micro Circuits Corp.*                   US           822
       11,000   Atmel Corp.*                                    US           153
       17,600   ATMI, Inc.                                      US           463
       14,300   August Technology Corp.                         US           153
        2,900   Broadcom Corp.*                                 US           121
       13,400   Brocade Communications
                   Systems, Inc.*                               US           509
       42,200   California Micro Devices Corp.*                 US           225
        6,000   CIENA Corp.*                                    US           330

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  29

                              FREMONT GLOBAL FUND
                           April 30, 2001 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                           Country  Value (000s)
       Shares   Security Description                         Code     (Note 1)
--------------------------------------------------------------------------------

TECHNOLOGY (COMPONENTS) (CONT.)

      255,600   Cisco Systems, Inc.*                            US  $      4,340
        8,000   Conexant Systems, Inc.*                         US            86
       19,200   Corning, Inc.                                   US           422
        5,000   Cypress Semiconductor Corp.*                    US           113
       54,700   EMC Corp.*                                      US         2,166
        9,000   Finisar Corp.                                   US           135
       20,400   Genesis Microchip, Inc.                         US           263
        2,100   Genuine Parts Co.                               US            57
      100,000   Hytek Microsystems, Inc.                        US           320
       17,800   Ii Vi, Inc.                                     US           284
        4,000   Integrated Device
                   Technology, Inc.*                            US           157
      169,000   Intel Corp.                                     US         5,224
       13,200   Internagnetics General Corp.                    US           325
       66,000   Isomet Corp.                                    US           587
       16,600   IXYS Corp.                                      US           289
       27,300   Jabil Circuit, Inc.*                            US           793
       62,300   JDS Uniphase Corp.*                             US         1,332
       21,800   LightPath Technologies, Inc.
                   (Class A)                                    US           306
        3,900   Linear Technology Corp.                         US           187
        3,900   LSI Logic Corp.*                                US            80
      126,450   Lucent Technologies, Inc.                       US         1,266
        3,500   Maxim Integrated Products, Inc.*                US           179
        4,500   Microchip Technology, Inc.*                     US           130
       10,900   Micron Technology, Inc.*                        US           495
       21,000   Microsemi Corp.*                                US           806
        5,400   Molex, Inc.                                     US           218
        7,200   National Semiconductor Corp.*                   US           207
        3,900   Network Appliance, Inc.*                        US            89
        2,000   Newport Corp.                                   US            76
        4,250   Opticnet, Inc.                                  US             0
        4,100   QLogic Corp.*                                   US           176
       15,100   Qualcomm, Inc.*                                 US           866
        3,000   Rambus, Inc.*                                   US            51
       50,300   Sage, Inc.*                                     US           435
       11,700   Sanmina Corp.*                                  US           341
        4,000   SCI Systems, Inc.*                              US           102
       90,400   Solectron Corp.*                                US         2,301
       11,600   Spectra-Physics Lasers, Inc.*                   US           215
          700   Thomas & Betts Corp.                            US            14
        4,000   Transwitch Corp.*                               US            69
        4,000   Triquint Semiconductor, Inc.*                   US           116
       16,900   Vitesse Semiconductor Corp.*                    US           573
       12,500   Xilinx, Inc.*                                   US           593
                                                                    ------------
                                                                          39,469
                                                                    ------------
TECHNOLOGY (EQUIPMENT) 4.4%

        6,500   Mitel Corp.*                                    CA            58
        1,700   Aixtron AG                                      DE           155
       27,600   Nokia Corp., ADR                                FI           944
       46,100   Nokia Oyj*                                      FI         1,525
       32,000   Canon, Inc.                                     JP         1,256
       72,000   Hitachi Ltd.                                    JP           698
          800   Keyence Corp.                                   JP           174
        1,900   TOKYO SEIMITSU Co. Ltd.                         JP           124
        5,500   ASM Lithography Holding NV*                     NL           145

TECHNOLOGY (EQUIPMENT) (CONT.)

       12,000   ASM Lithography Holding NV
                   (New York Registered)                        NL  $        325
        1,700   Koninklijke (Royal) Philips
                   Electronics NV                               NL            52
       24,800   Ericsson (L.M.)
                   Telephone Co., ADR                           SE           159
       27,000   Telefonaktiebolaget LM
                   Erricsson AB (Class B)                       SE           174
        1,500   Creative Technology Ltd.                        SG            14
        1,500   Creative Technology Ltd.                        SG            14
       28,081   BAE Systems PLC                                 UK           133
       15,500   Agilent Technologies, Inc.*                     US           605
        2,400   American Power
                   Conversion Corp.*                            US            34
        1,000   Andrew Corp.* US                                              18
        4,000   Apple Computer, Inc.                            US           102
       15,900   Applied Materials, Inc.*                        US           868
       20,600   ASM International, NV                           US           517
       36,700   Axsys Technologies, Inc.*                       US           595
        2,200   Cabletron Systems, Inc.*                        US            35
       29,150   COMARCO, Inc.*                                  US           369
      118,340   Compaq Computer Corp.                           US         2,071
       45,500   Dell Computer Corp.*                            US         1,196
        3,000   Emulex Corp.                                    US           108
        4,000   Extreme Networks, Inc.*                         US           132
        3,900   Gateway, Inc.*                                  US            74
      106,640   Hewlett-Packard Co.                             US         3,032
       29,400   International Business
                   Machines Corp.                               US         3,385
        7,300   KLA-Tencor Corp.*                               US           401
        5,500   Lexmark International
                   Group, Inc.*                                 US           338
       32,400   Micro Component
                   Technology, Inc.*                            US           105
          600   Millipore Corp.                                 US            34
      175,150   Motorola, Inc.                                  US         2,724
       23,000   Netopia, Inc.*                                  US            76
        5,700   Novellus Systems, Inc.*                         US           314
       20,900   Palm, Inc.*                                     US           167
       12,200   PRI Automation, Inc.*                           US           233
        4,000   Redback Networks, Inc.*                         US            76
       74,400   Repeater Technologies, Inc.*                    US            68
       25,500   Rimage Corp.*                                   US           198
       39,800   RIT Technologies Ltd.*                          US           217
        6,000   Riverstone Networks, Inc.                       US            85
       27,500   Scientific-Atlanta, Inc.                        US         1,588
       60,300   Sun Microsystems, Inc.*                         US         1,032
        2,500   Sungard Data Systems, Inc.*                     US           138
       15,075   Symbol Technologies, Inc.                       US           475
       10,000   Tellabs, Inc.*                                  US           351
        2,100   Teradyne, Inc.*                                 US            83
       32,100   Texas Instruments, Inc.                         US         1,242
        2,200   Thermo Electron Corp.                           US            58
       58,400   Trikon Technologies, Inc.*                      US           605
        9,228   United Technologies Corp.*                      US           721
        8,100   Xerox Corp.                                     US            73
       24,700   Zygo Corp.*                                     US           907
                                                                    ------------
                                                                          31,400
                                                                    ------------

      The accompanying notes are an integral part of these financial statements.

30  FREMONT MUTUAL FUNDS

                              FREMONT GLOBAL FUND
                           April 30, 2001 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                           Country  Value (000s)
       Shares   Security Description                         Code     (Note 1)
--------------------------------------------------------------------------------

TECHNOLOGY (SOFTWARE) 3.2%

       11,000   ATI Technologies, Inc.*                         CA  $         62
       12,750   Check Point Software
                   Technologies Ltd.*                           IL           800
        1,800   Fuji Soft ABC, Inc.                             JP           102
        5,000   Trend Micro, Inc.                               JP           222
        1,000   PT Multimedia.com*                              PT             3
       73,800   Adobe Systems, Inc.                             US         3,315
          700   Autodesk, Inc.                                  US            24
        8,500   BEA Systems, Inc.*                              US           347
        9,000   BMC Software, Inc.*                             US           218
        3,300   Broadvision, Inc.*                              US            21
        7,900   Citrix Systems, Inc.*                           US           224
       14,100   Computer Associates
                   International, Inc.                          US           454
        4,500   Compuware Corp.*                                US            46
       13,500   Electronic Arts, Inc.*                          US           764
        4,800   First Data Corp.                                US           324
        9,000   Inktomi Corp.*                                  US            66
        6,500   Intuit, Inc.*                                   US           208
       14,000   MDSI Mobile Data
                   Solutions, Inc.*                             US            71
        9,200   Mercury Interactive Corp.*                      US           609
        8,000   Micromuse, Inc.*                                US           396
      111,400   Microsoft Corp.*                                US         7,547
       13,100   Novadigm, Inc.*                                 US           126
        4,000   Novell, Inc.*                                   US            19
        4,000   Openwave Systems, Inc.*                         US           138
      158,700   Oracle Corp.*                                   US         2,565
       10,300   Parametric Technology Corp.*                    US           117
       14,800   PC-Tel, Inc.*                                   US           141
        7,500   Peoplesoft, Inc.*                               US           278
        5,000   Peregrine Systems, Inc.*                        US           129
       20,100   Primus Knowledge
                   Solutions, Inc.*                             US            80
       26,300   Princeton Video Image, Inc.*                    US            97
       42,700   Puma Technology, Inc.*                          US           168
        6,000   Rational Software Corp.*                        US           145
       22,200   Siebel Systems, Inc.*                           US         1,012
        3,000   Symantec Corp.*                                 US           194
       17,200   Take-Two Interactive
                   Software, Inc.*                              US           240
       15,000   TIBCO Software, Inc.*                           US           171
        6,000   VeriSign, Inc.*                                 US           308
       18,050   VERITAS Software Corp.*                         US         1,076
                                                                    ------------
                                                                          22,827
                                                                    ------------
TRANSPORTATION 0.2%

        3,000   Canadian National Railway Co.                   CA           119
       27,000   Japan Airlines Co. Ltd.                         JP           107
        4,000   Koninklijke Luchtvaart
                   Maatschapij NV*                              NL            78
       12,000   Singapore Airlines Ltd.                         SG            96
        1,800   AMR Corp.*                                      US            69
        4,800   Burlington Northern
                   Santa Fe Corp.                               US           141
        2,600   CSX Corp.                                       US            91
        1,500   Delta Air Lines, Inc.                           US            66
        3,500   FedEx Corp.*                                    US           147

TRANSPORTATION (CONT.)

        4,700   Norfolk Southern Corp.                          US  $         93
          700   Ryder System, Inc.                              US            14
        9,200   Southwest Airlines Co.                          US           168
        3,000   Union Pacific Corp.                             US           171
          800   US Airways Group, Inc.                          US            22
                                                                    ------------
                                                                           1,382
                                                                    ------------
UTILITIES 5.3%

          780   Swisscom AG                                     CH           203
        6,600   Deutsche Telekom AG                             DE           172
       14,300   Endesa SA                                       ES           241
       60,852   Telefonica SA*                                  ES         1,030
        1,777   Telefonica SA, ADR                              ES            89
      111,500   China Mobile Ltd./HK*                           HK           548
       75,500   Olivetti SPA                                    IT           169
       40,000   Telecom Italia Mobil SPA                        IT           275
       25,000   Telecom Italia SPA
                   (Savings Shares)                             IT           278
           12   DDI Corp.                                       JP            48
           15   Fuji Television Network, Inc.                   JP           109
           24   Nippon Telegraph &
                   Telephone Corp.                              JP           152
           52   NTT Docomo, Inc.                                JP         1,068
       19,700   America Movil SA de CV                          MX           362
       17,900   Telefonos de Mexico SA
                   (Class L), ADR                               MX           619
       11,500   Portugal Telecom SA                             PT           112
        3,200   Telecel-Comunicacoes
                   Pessoais SA*                                 PT            36
       10,005   Datacraft Asia Ltd.                             SG            51
       14,000   National Grid Group PLC                         UK           107
      828,787   Vodafone Group PLC                              UK         2,517
       16,000   AES Corp.*                                      US           763
       17,400   Allied Waste Industries, Inc.                   US           277
        5,800   ALLTEL Corp.                                    US           317
        1,700   Ameren Corp.                                    US            71
        3,900   American Electric Power                         US           192
       81,700   AOL Time Warner, Inc.*                          US         4,126
       64,500   AT&T Corp.                                      US         1,437
       31,000   BellSouth Corp.                                 US         1,301
       39,800   Cadiz, Inc.*                                    US           369
       43,900   Calpine Corp.*                                  US         2,502
        1,700   CenturyTel, Inc.                                US            46
        1,900   Cinergy Corp.                                   US            66
        3,200   Citizens Communications Co.                     US            37
        1,600   CMS Energy Corp.                                US            50
       11,000   Comcast Corp. (Special
                   Class A)*                                    US           483
        2,600   Consolidated Edison, Inc.                       US            97
        1,800   Constellation Energy Group, Inc.                US            86
        2,900   Dominion Resources, Inc.                        US           199
        1,700   DTE Energy Co.                                  US            71
        9,000   Duke Energy Corp.                               US           421
        4,000   Edison International                            US            39
        3,900   Exelon Corp.                                    US           269
        2,700   FirstEnergy Corp.                               US            82
        2,200   FPL Group, Inc.                                 US           132
        3,200   Gannett Co., Inc.                               US           207

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  31

                              FREMONT GLOBAL FUND
                           April 30, 2001 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

      Shares/                                              Country  Value (000s)
  Face Amount   Security Description                         Code     (Note 1)
--------------------------------------------------------------------------------

UTILITIES (CONT.)

        1,500   GPU, Inc.                                       US  $         50
          900   Harcourt General, Inc.                          US            49
       12,600   KeySpan Corp.                                   US           500
          900   Knight Ridder, Inc.                             US            49
        2,400   McGraw-Hill Cos., Inc.                          US           155
          600   Meredith Corp.                                  US            23
       11,260   Mirant Corp.                                    US           459
        2,000   New York Times Co. (Class A)                    US            82
        9,300   Nextel Communications, Inc.*                    US           151
        2,000   Niagara Mohawk Holdings, Inc.                   US            34
          600   NICOR, Inc.                                     US            24
        2,500   NiSource, Inc.                                  US            74
        4,700   PG&E Corp.                                      US            42
        1,000   Pinnacle West Capital Corp.                     US            50
        4,000   Power-One, Inc.*                                US            70
        1,800   PPL Corp.                                       US            99
        2,500   Progress Energy, Inc.                           US           111
        2,600   Public Service Enterprise
                   Group, Inc.                                  US           121
       90,950   Qwest Communications
                   International, Inc.*                         US         3,720
       64,300   SBC Communications, Inc.                        US         2,652
        8,200   Southern Co. (The)                              US           192
       10,800   Sprint Corp.                                    US           231
       11,400   Sprint Corp. (PCS Group)*                       US           292
        3,100   TXU Corp.                                       US           136
       94,670   Verizon Communications                          US         5,213
        7,600   Waste Management, Inc.                          US           186
       46,750   WorldCom, Inc.*                                 US           853
        4,200   Xcel Energy, Inc.                               US           131
       22,000   XO Communications, Inc.*                        US            86
                                                                    ------------
                                                                          37,661
                                                                    ------------

TOTAL STOCKS (Cost $397,726)                                             376,080
                                                                    ------------
BONDS 30.5%

COLLATERALIZED MORTGAGE OBLIGATIONS   1.5%

E     400,000   Haus 2000-1A A2, 4.996%, 12/10/37                            355
       92,555   Icr-4 A 6moeur, 5.404%, 03/20/15                              82
      133,105   RAMS - 7E PTN, 4.899%, 09/26/32                              118
$     146,126   AMRES - 1999-1 A, 6.000%, 06/25/29                           147
    1,653,427   Bank of America Mortgage Securities,
                   7.500%, 04/25/30                                        1,690
      200,000   BOAMS - 1999-5 A4, 6.500%, 05/25/29                          191
       13,762   CHLT - 1999-1 A2, 6.590%, 02/25/02                            14
      488,115   Citicorp Mortgage Securities, Inc.,
                   6.500%, 07/25/28                                          492
      273,318   Crusade Global Trust 1999-1 A2,
                   5.719%, 02/15/30                                          273
      184,052   FHR 2006 B, 6.500%, 08/15/23                                 186
      259,523   FHR 2255 Z, 7.500%, 09/15/30                                 268
    1,030,938   NHEL 1998-1 A, 5.805%, 04/25/28                            1,029
       12,957   PSBL 1997-3 A3, 6.830%, 05/20/18                              13
    2,158,176   Residential Asset Mortgage Products,
                   5.340%, 09/25/30                                        2,143
       54,273   SASCC 1999-C3 A, 5.408%, 10/21/13                             54


                                                                    Value (000s)
  Face Amount   Security Description                                  (Note 1)
--------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS (CONT.)

      184,188   SBM7 1999-LB1 A,
                   5.350%, 06/25/29                                 $        184
      100,000   SMLG 1A A2, 5.289%, 06/15/26                                 100
    1,190,250   Torrens Trust 2000-1GA A,
                   5.283%, 07/15/31                                        1,188
    1,824,698   Washington Mutual, Inc.,
                   5.210%, 07/26/03                                        1,825
                                                                    ------------
                                                                          10,352
                                                                    ------------
FOREIGN CORPORATE BONDS 4.0%

CN$   140,000   Beneficial Canada, Inc.,
                   6.350%, 04/01/02                                           92
    2,000,000   Tokyo Electric Power Co., Inc.,
                   10.500%, 06/14/01                                       1,310
E   2,000,000   Alcatel, 4.375%, 02/17/09                                  1,545
       34,650   AXA SA, 2.500%, 01/01/14                                      31
    1,590,000   DePfa Pfandbriefbank AG,
                   4.750%, 07/15/08                                        1,367
       90,000   DePfa Pfandbriefbank AG,
                   5.750%, 03/04/09                                           82
    2,000,000   Deutsche Hypo, 5.750%, 07/19/10                            1,803
    1,500,000   Deutsche Telekom,
                   6.125%, 07/06/05                                        1,348
      343,000   Eurohypobank AG,
                   4.000%, 04/27/09                                          279
      100,000   GMAC Australia Finance,
                   4.849%, 03/25/02                                           88
    2,000,000   Hypothekenbk In Essen,
                   5.250%, 07/05/05                                        1,785
      400,000   Hypothekenbk in Essen,
                   5.500%, 02/20/07                                          359
      170,000   Lloyds TSBBank PLC,
                   5.625%, 07/15/49                                          140
(pound)80,000   Abbey National Treasury Service,
                   7.625%, 12/30/02                                          118
       90,000   BG Transco Holdings PLC,
                   7.273%, 12/14/09                                          129
    2,000,000   European Investment Bank,
                   6.250%, 12/07/08                                        2,961
(Y)
  300,000,000   A/S Eksortfinans, 1.800%, 06/21/10                         2,553
  200,000,000   Banque Central de Tunisie,
                   3.300%, 08/02/10                                        1,617
   17,000,000   KFW Interational Finance,
                   1.750%, 03/23/10                                          145
   28,000,000   Korea Development Bank,
                   2.700%, 08/16/02                                          230
  300,000,000   Petroliam Nasional BHD,
                   3.600%, 06/12/06                                        2,703
    2,210,124   SHL Corp. Ltd., 0.553%, 12/25/24                              18
    5,000,000   SHL Corp. Ltd., 0.853%, 12/25/24                              40
  200,000,000   Toyota Motor Credit Puerto Rico,
                   1.000%, 12/20/04                                        1,652
SK  3,000,000   Eurofima, 4.750%, 07/07/04                                   289
$   1,000,000   AES China Generating Co.,
                   10.125%, 12/15/06                                         732
      100,000   Allied Irish Banks PLC,
                   7.028%, 09/07/06                                          101
    1,000,000   British Telecom PLC Global FRN,
                   6.079%, 12/15/03                                        1,000

      The accompanying notes are an integral part of these financial statements.

32  FREMONT MUTUAL FUNDS

                              FREMONT GLOBAL FUND
                           April 30, 2001 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                    Value (000s)
  Face Amount   Security Description                                  (Note 1)
--------------------------------------------------------------------------------

FOREIGN CORPORATE BONDS (CONT.)

    1,000,000   Cia Petrolifera Marlim,
                   12.250%, 09/26/08                                $      1,010
$     100,000   Comp Fin CIC-UE,
                   5.460%, 10/29/49                                           95
      140,000   Petroleos Mexicanos,
                   8.850%, 09/15/07                                          144
      150,000   Petroleos Mexicanos,
                   9.375%, 12/02/08                                          153
    1,000,000   Petroleos Mexicanos,
                   9.500%, 09/15/27                                        1,055
    2,000,000   Sanluis Corp.,
                   8.875%, 03/18/08                                        1,680
                                                                    ------------
                                                                          28,654
                                                                    ------------
FOREIGN GOVERNMENT BONDS 15.5%

AU$   100,000   Government of Australia,
                   8.750%, 08/15/08                                           61
CN$ 2,000,000   Canada Government,
                   5.500%, 06/01/10                                        1,279
      500,000   Canada Government,
                   8.000%, 06/01/27                                          407
DK  2,300,000   Kingdom of Denmark,
                   7.000%, 11/15/07                                          301
      500,000   Kingdom of Denmark,
                   7.000%, 11/10/24                                           70
E   4,000,000   Belgium Government,
                   3.750%, 03/28/09                                        3,200
      600,000   Belgium Government,
                   8.000%, 03/28/15                                          652
    3,200,000   Belgium Government,
                   9.000%, 03/28/03                                        3,055
    7,000,000   Bundesobligation,
                   3.750%, 08/26/03                                        6,099
    3,000,000   Buoni Poliennali Del Tesoro,
                   4.000%, 07/15/04                                        2,600
      180,000   Buoni Poliennali Del Tesoro,
                   4.250%, 11/01/09                                          148
    5,000,000   Buoni Poliennali Del Tesoro,
                   4.500%, 01/15/03                                        4,423
    1,020,000   Buoni Poliennali Del Tesoro,
                   4.500%, 05/01/09                                          858
   15,580,000   Buoni Poliennali Del Tesoro,
                   4.750%, 07/01/05                                       13,739
    7,430,000   Buoni Poliennali Del Tesoro,
                   5.500%, 11/01/10                                        6,663
      560,000   Buoni Poliennali Del Tesoro,
                   6.000%, 05/01/31                                          501
    2,000,000   Buoni Poliennali Del Tesoro,
                   7.750%, 11/01/06                                        1,999
    3,000,000   Caisse D'Amort Dette,
                   5.125%, 10/25/08                                        2,643
    1,110,000   Deutsche Bundesrepublik,
                   5.250%, 01/04/08                                        1,005
      720,000   Deutsche Bundesrepublik,
                   6.000%, 07/04/07                                          678
      200,000   Deutsche Bundesrepublik,
                   6.500%, 07/04/27                                          199
    1,000,000   Deutschland Republic,
                   5.625%, 01/04/28                                          890

FOREIGN GOVERNMENT BONDS (CONT.)

      100,000   Deutschland Republic,
                   6.250%, 01/04/30                                 $         97
    2,000,000   Deutschland Republic,
                   6.500%, 10/14/05                                        1,895
    3,300,000   French Treasury Note,
                   3.500%, 07/12/04                                        2,834
    3,000,000   Government of Finland,
                   5.750%, 02/23/11                                        2,769
      260,000   Government of France,
                   4.000%, 10/25/09                                          213
      120,000   Government of France,
                   5.500%, 04/25/07                                          110
    4,187,470   Government of France,
                   8.500%, 10/25/19                                        4,997
      546,000   Government of Netherlands,
                   3.750%, 07/15/09                                          443
    1,000,000   Government of Netherlands,
                   5.500%, 07/15/10                                          912
    3,500,000   Government of Netherlands,
                   7.250%, 10/01/04                                        3,350
    2,500,000   Government of Netherlands,
                   7.500%, 01/15/23                                        2,735
      560,000   Government of Spain,
                   4.950%, 07/30/05                                          498
      630,000   Government of Spain,
                   5.150%, 07/30/09                                          554
    3,208,096   Government of Spain,
                   6.000%, 01/31/08                                        2,997
      100,000   International Credit Recovery,
                   5.141%, 03/15/10                                           89
    3,000,000   Treuhandanstalt,
                   6.750%, 05/13/04                                        2,805
(pound)
      750,000   U.K. Gilt, 8.000%,
                   06/07/21                                                1,474
      500,000   U.K. Treasury Stock,
                   7.500%, 12/07/06                                          793
(Y) 5,765,631   International Credit Recovery,
                   0.863%, 08/25/05                                           47
  350,000,000   Japan Government,
                   0.400%, 06/20/03                                        2,842
  558,100,000   Japan Government,
                   0.900%, 12/22/08                                        4,480
  903,000,000   Japan Government,
                   1.400%, 06/22/09                                        7,499
   60,000,000   Japan Government,
                   1.900%, 12/20/10                                          508
  135,000,000   Japan Government,
                   2.200%, 06/22/20                                        1,145
  450,000,000   Japan Government,
                   3.300%, 06/20/06                                        4,145
  200,000,000   Quebec, Province of,
                   1.600%, 01/25/10                                        1,604
   12,000,000   United Mexican States,
                   5.000%, 09/30/02                                          101
NZ$   100,000   New Zealand Government Bond,
                   4.500%, 02/15/16                                           45
      800,000   New Zealand Government Bond,
                   5.500%, 04/15/03                                          329

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  33

                              FREMONT GLOBAL FUND
                           April 30, 2001 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                    Value (000s)
  Face Amount   Security Description                                  (Note 1)
--------------------------------------------------------------------------------

FOREIGN GOVERNMENT BONDS (CONT.)

SK  2,000,000   Swedish Government,
                   5.000%, 01/28/09                                 $        194
$      40,000   Bancomext Trust Division,
                   8.000%, 08/05/03                                           41
    2,890,000   Quebec, Province of,
                   7.220%, 07/22/36                                        3,136
    2,000,000   Republic Of Brazil,
                   11.625%, 04/15/04                                       2,039
                                                                    ------------
                                                                         109,190
                                                                    ------------
MORTGAGE BACKED OBLIGATIONS 3.6%

E     168,460   Originated Mortgage Loans PLC,
                   5.279%, 12/15/31                                          150
(pound)
    1,400,000   FHLB, 5.625%, 06/10/03                                     2,011
(Y)
  200,000,000   FNMA, 1.750%, 03/26/08                                     1,718
$     200,000   Detroit Edison 1st Mtge, 5.409%,
                   07/15/28                                                  200
      179,368   EQCC Home Equity Loan Trust,
                   5.199%, 10/15/27                                          179
    6,500,000   FHLMC (Gold) Pool, 6.000%,
                   05/14/29                                                6,277
    3,000,000   FHLMC, 6.875%, 01/15/05                                    3,164
       91,510   Flagship Auto Receivables Owner
                   Trust, 6.420%, 11/18/02                                    92
      281,011   FNMA ARM, 8.031%, 06/01/30                                   297
      972,766   FNMA, 5.506%, 10/18/30                                       970
    2,000,000   FNMA, 6.625%, 11/15/10                                     2,080
    2,000,000   GNMA I TBA, 6.500%, 05/21/31                               1,984
      214,093   GNMA II ARM, Pool 8880,
                   7.375%, 06/20/26                                          217
    2,463,783   GNMA, 6.500%, 10/20/28                                     2,433
      800,000   GNMA, 7.000%, 05/21/31                                       808
      202,069   GNMA, 7.750%, 09/20/26                                       206
      250,000   Government Lease Trust,
                   4.000%, 05/18/11                                          186
    1,105,352   Hpsc 2000-1 A 1molibor,
                   5.350%, 10/22/07                                        1,105
      154,379   Medallion Trust, 5.880%, 07/12/31                            154
      506,578   Norwest Asset Securities Corp.,
                   6.250%, 08/25/28                                          509
      226,848   Residential Asset Securities Corp.,
                   5.750%, 07/25/14                                          227
      710,900   The Money Store Home Equity Trust,
                   6.063%, 06/15/29                                          710
                                                                    ------------
                                                                          25,677
                                                                    ------------
MUNICIPAL BONDS 0.0%

$     200,000   Houston Texas Arpt System Rev,
                   5.700%, 07/01/28                                 $        204
                                                                    ------------
                                                                             204
                                                                    ------------
U.S. CORPORATE BONDS 1.7%

E     150,000   KBC Bank Funding Trust,
                   8.220%, 11/29/49                                          140
(pound)
    2,000,000   Ford Motor Credit Co.,
                   7.250%, 02/22/05                                        2,941
      520,000   General Motors Acceptance Corp.,
                   6.875%, 09/09/04                                          757
(Y)
  200,000,000   Ford Motor Credit Co.,
                   1.000%, 12/22/03                                        1,623
   28,000,000   Ford Motor Credit Co.,
                   1.200%, 02/07/05                                          228
  200,000,000   Procter & Gamble Co.,
                   2.000%, 06/21/10                                        1,687
$     100,000   Allegheny Energy Supply,
                   7.559%, 05/01/02                                          100
      120,000   Bear Stearns Cos., Inc. (The),
                   5.210%, 03/28/03                                          120
       13,000   Beckman Instruments, Inc.,
                   7.100%, 03/04/03                                           13
      615,824   Capital Asset Research Funding LP,
                   5.905%, 12/15/05                                          615
       15,000   CMS Energy Corp.,
                   8.125%, 05/15/02                                           15
    1,337,773   DAOT 2001-A MBIA 144A,
                   5.090%, 07/15/05                                        1,338
      300,000   Ford Motor Credit Corp.,
                   5.219%, 07/18/05                                          295
      500,000   General Motors Acceptance Corp.,
                   5.114%, 05/04/04                                          500
      200,000   HCA-The Healthcare Co.,
                   6.443%, 09/19/02                                          200
       15,000   Jones Intercable, Inc.,
                   8.875%, 04/01/07                                           16
       50,000   JP Morgan & Co.,
                   6.655%, 02/15/12                                           46
      400,000   Juniper Networks,
                   4.750%, 03/15/07                                          321
      100,000   Oneok, Inc.,
                   5.068%, 04/24/02                                          100
      200,000   Sierra Pacific Resources,
                   5.428%, 04/20/03                                          170
      482,518   SLM Student Loan Trust,
                   5.148%, 10/25/04                                          482
       30,000   Sprint Capital Corp.,
                   5.875%, 05/01/04                                           29
                                                                    ------------
                                                                          11,736
                                                                    ------------

      The accompanying notes are an integral part of these financial statements.

34  FREMONT MUTUAL FUNDS

                              FREMONT GLOBAL FUND
                           April 30, 2001 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

      Shares/                                                          Value
  Face Amount   Security Description                              (000s)(Note 1)
--------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCIES 4.2%

$   3,750,000   U.S. Treasury Bond,
                   6.125%, 11/15/27                                 $      3,851
    3,328,063   U.S. Treasury Inflationary Protection,
                   3.375%, 01/15/07                                        3,383
      761,622   U.S. Treasury Inflationary Protection,
                   3.625%, 01/15/08                                          782
      543,393   U.S. Treasury Inflationary Protection,
                   3.625%, 04/15/28                                          553
    5,487,273   U.S. Treasury Inflationary Protection,
                   3.625%, 07/15/02+                                       5,592
    2,143,333   U.S. Treasury Inflationary Protection,
                   3.875%, 01/15/09                                        2,232
    3,741,930   U.S. Treasury Inflationary Protection,
                   3.875%, 04/15/29                                        3,979
    3,000,000   U.S. Treasury Note,
                   5.000%, 02/15/11                                        2,924
    2,000,000   U.S. Treasury Note,
                   5.625%, 05/15/08                                        2,047
    4,000,000   U.S. Treasury Note,
                   7.250%, 05/15/04                                        4,289
                                                                    ------------
                                                                          29,632
                                                                    ------------

TOTAL BONDS (COST $223,580)                                              215,445
                                                                    ------------

OPTIONS 0.0%

CALL OPTIONS 0.0%

      128,000   Call Option on 3-Month LIBOR,
                   4.750%, Strike @ 5.500,
                   Exp. 04/20/02                                              97
       45,000   Call Option on 3-Month LIBOR,
                   5.450%, Strike @ 5.450,
                   Exp. 04/20/02                                              29
                                                                    ------------
                                                                             126
                                                                    ------------
PUT OPTION 0.0%

    6,000,000   Put Option on GNMA,
                   6.500%, Strike @ 62.630,
                   Exp. 05/19/01                                               0
                                                                    ------------

TOTAL OPTIONS (Cost $135)                                                    126
                                                                    ------------

                                                                    Value (000s)
  Face Amount   Security Description                                  (Note 1)
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS 19.7%

$  26,200,000   AT&T Corp., CP,
                   4.740%(a), 05/01/01                              $     26,200
   19,300,000   Cingular Wireless, CP,
                   4.670%(a), 05/01/01                                    19,300
    1,500,000   General Electric Capital
                   Corp., CP, 4.780%(a), 05/30/01                          1,494
    1,500,000   Heinz (H.J.) & Co., CP,
                   4.860%(a), 05/01/01                                     1,500
      450,000   U.S. Treasury Bill,
                   4.320%, 06/07/01+                                         448
   89,928,605   Repurchase Agreements,
                   State Street Bank and Trust Co.,
                   4.100%, 05/01/01 (Maturity Value

                   $89,939) (COST $89,929) COLLATERAL:
                   FHLB, 6.250%, 09/11/08; FHLB,
                   6.390%, 01/12/11; FHLB, 6.470%,
                   12/27/05; FHLB, 7.000%, 03/15/10;
                   FHLB, 7.300%, 09/28/05; FNMA,
                   6.000%, 02/08/11; FNMA, 6.875%,
                   09/15/10; U.S. TREASURY BILL,
                   0.000%, 08/09/01; U.S. TREASURY
                   BOND, 6.125%, 11/15/27                                 89,929
                                                                    ------------

TOTAL SHORT-TERM INVESTMENTS (COST $138,871)                             138,871
                                                                    ------------
TOTAL INVESTMENTS (COST $760,312), 103.5%                                730,522
                                                                    ------------
OTHER ASSETS AND LIABILITIES, NET, (3.5)%                               (24,473)
                                                                    ------------
NET ASSETS, 100.0%                                                  $    706,049
                                                                    ============

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  35

                       FREMONT INTERNATIONAL GROWTH FUND
                           April 30, 2001 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                           Country  Value (000s)
       Shares   Security Description                         Code     (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS 88.6%

BUSINESS EQUIPMENT & SERVICES 3.9%

       92,500   Cable & Wireless Optus Ltd.*                    AU  $        168
       13,000   Nortel Networks Corp.                           CA           199
        2,518   Syngenta AG                                     CH           127
        1,635   Syngenta AG                                     CH            17
       16,760   Bouygues SA                                     FR           717
       11,800   Carbone Lorraine SA                             FR           491
       88,000   Integra SA                                      FR           212
        3,000   Vivendi Universal                               FR           208
        9,000   USHIO, Inc.                                     JP           140
       13,500   Granada Compass PLC                             UK           103
        4,166   Reuters Group PLC, ADR                          UK           375
                                                                    ------------
                                                                           2,757
                                                                    ------------
CAPITAL GOODS 4.9%

       43,900   Bombardier, Inc. (Class B)                      CA           633
          326   Holderbank Financiere
                   Glarus AG (Class B)                          CH           367
        6,300   Siemens AG                                      DE           464
      168,000   Johnson Electric Holdings                       HK           316
       25,125   CRH PLC                                         IE           423
        8,000   Fuji Machine Manufacturing
                   Co. Ltd.                                     JP           206
        2,000   Mabuchi Motors Co. Ltd.                         JP           200
       48,000   Mitsubishi Heavy Industries                     JP           196
        6,000   Murata Manufacturing Co. Ltd.                   JP           504
        7,000   THK Co. Ltd.                                    JP           168
                                                                    ------------
                                                                           3,477
                                                                    ------------
CONSUMER DURABLES 9.0%

        6,500   Magna International, Inc.                       CA           339
        1,750   Geberit International AG                        CH           458
        9,800   Bayerische Motoren
                   Werke (BMW) AG                               DE           327
        8,900   DaimlerChrysler AG                              DE           446
        4,000   Epcos AG*                                       DE           257
        8,700   Michelin (Class B)                              FR           289
        4,000   Honda Motor Co. Ltd.                            JP           161
       28,000   Kokusai Electric Co. Ltd.                       JP           190
       96,000   Mitsubishi Motors*                              JP           296
        3,900   Nintendo Co. Ltd.                               JP           628
       50,000   Nissan Motor Co. Ltd.                           JP           343
        3,200   Rohm Co. Ltd.                                   JP           564
       13,700   Sony Corp.                                      JP         1,024
       17,000   Suzuki Motor Co. Ltd.                           JP           216
       18,000   Tostem Corp.                                    JP           285
       11,700   Koninklijke (Royal) Philips
                   Electronics NV                               NL           344
       24,100   GKN PLC                                         UK           261
                                                                    ------------
                                                                           6,428
                                                                    ------------
CONSUMER NON-DURABLES 6.0%

       57,886   Foster's Brewing Group Ltd.                     AU           146
          248   Compagnie Financiere
                   Richemont AG                                 CH           614
          136   Nestle SA (Registered Shares)                   CH           281
        2,500   Groupe Danone                                   FR           325
        3,000   LVMH                                            FR           185
        6,800   Societe BIC SA                                  FR           260

CONSUMER NON-DURABLES (CONT.)

        6,008   Hellenic Bottling Co. SA                        GR  $         91
      110,000   Li & Fung Ltd.                                  HK           209
       86,000   Toray Industries, Inc.                          JP           386
        6,000   Uni-Charm Corp.                                 JP           235
        1,900   Heineken Holding NV (Class A)                   NL            73
       14,100   Heineken NV                                     NL           731
        4,000   VNU NV                                          NL           166
        9,700   Pearson PLC                                     UK           203
       29,200   Tate & Lyle PLC                                 UK            93
       41,100   Unilever PLC                                    UK           310
                                                                    ------------
                                                                           4,308
                                                                    ------------
CONSUMER SERVICES 3.5%

       12,200   Thomson Corp.                                   CA           409
          297   Public Groupe SA                                CH           119
        1,605   Selecta Group                                   CH           495
       10,000   Societe Television Francaise                    FR           420
      264,000   Great Eagle Holdings Ltd.                       HK           376
        1,400   Societe Europeenne des Satellites               LU           210
       12,500   United Pan Europe
                   Communications NV*                           NL            78
       11,000   Singapore Press Holdings Ltd.                   SG           126
       72,002   Granada Compass PLC                             UK           193
        2,600   Reuters Group PLC                               UK            38
                                                                    ------------
                                                                           2,464
                                                                    ------------
ENERGY 3.0%

      108,800   ENI-Ente Nazionale Idrocarburi
                   SPA                                          IT           745
       10,500   Norsk Hydro ASA                                 NO           458
        2,000   Norsk Hydro ASA, ADR                            NO            86
        3,900   Lukoil-Holding, ADR                             RU           163
       47,200   Centrica PLC                                    UK           159
       65,700   Shell Transport & Trading Co.                   UK           548
                                                                    ------------
                                                                           2,159
                                                                    ------------
FINANCIAL SERVICES (BANKS) 7.2%

       28,889   Australia & New Zealand
                   Banking Group Ltd.                           AU           207
        9,100   National Australia Bank                         AU           140
          427   Westpac Banking Corp. Ltd.                      AU             3
        5,400   Bank Of Nova Scotia                             CA           134
        1,752   Credit Suisse Group (Registered
                   Shares)                                      CH           327
        1,240   UBS AG                                          CH           189
        3,000   Deutsche Bank AG                                DE           244
        4,600   Dresdner Bank AG                                DE           210
       23,000   Banco Bilbao Vizcaya SA                         ES           327
        7,200   Banco Popular Espanol SA                        ES           257
       22,000   Allied Irish Banks PLC                          IE           242
       16,200   Sumitomo Bank Ltd.                              JP           151
           65   UFJ Holdings, Inc.                              JP           467
       14,711   ABN Amro Holding NV                             NL           296
       16,600   ForeningSparbanken AB
                   (Series A)                                   SE           197
       18,000   Svenska Handelsbanken AB
                   (Class A)                                    SE           269
       12,050   DBS Group Holdings Ltd.                         SG           105
       19,000   United Overseas Bank                            SG           126

      The accompanying notes are an integral part of these financial statements.

36  FREMONT MUTUAL FUNDS

                       FREMONT INTERNATIONAL GROWTH FUND
                           April 30, 2001 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                           Country  Value (000s)
       Shares   Security Description                         Code     (Note 1)
--------------------------------------------------------------------------------

FINANCIAL SERVICES (BANKS) (CONT.)

       37,400   Halifax Group PLC                               UK  $        425
       81,402   Lloyds TSB Group PLC                            UK           849
                                                                    ------------
                                                                           5,165
                                                                    ------------
FINANCIAL SERVICES (OTHER) 7.4%

       29,117   QBE Insurance Group Ltd.                        AU           168
   21,000,000   Sanwa International Financial
                   Bermuda Trust                                BM           185
          193   Swiss RE                                        CH           380
          400   Allianz AG                                      DE           115
       64,000   Cheung Kong (Holdings) Ltd.                     HK           714
        1,900   Irish Permanent PLC                             IE            21
       14,300   Assicurazioni Generali SPA                      IT           462
        2,900   Aiful Corp.                                     JP           270
       19,000   Daiwa Securities Co. Ltd.                       JP           215
       18,000   KOKUSAI Securities Co., Ltd.                    JP           154
       20,000   Mitsui Fudosan Co. Ltd.                         JP           198
       43,000   Mitsui Marine and Fire Insurance
                   Co. Ltd.                                     JP           240
       14,000   Nomura Securities Co. Ltd.                      JP           296
        1,600   Orix Corp.                                      JP           140
       31,106   Aegon NV                                        NL         1,038
        5,000   ING Groep NV                                    NL           341
       28,500   Prudential Corp. PLC                            UK           332
                                                                    ------------
                                                                           5,269
                                                                    ------------
HEALTH CARE 7.3%

          345   Novartis AG (Registered Shares)                 CH           536
           27   Roche Holding AG (Genusss)                      CH           194
       18,580   Sanofi Synthelabo SA                            FR         1,114
       23,000   Chugai Pharmaceutical Co. Ltd.                  JP           341
        5,000   Sankyo Co. Ltd.                                 JP           104
       29,000   Shionogi & Co. Ltd.                             JP           510
        5,000   Yamanouchi Pharmaceutical
                   Co. Ltd.                                     JP           138
       14,300   AstraZeneca Group PLC                           UK           663
       16,467   AstraZeneca Group PLC                           UK           771
       13,161   AstraZeneca Group PLC, ADR                      UK           625
        9,085   GlaxoSmithKline PLC                             UK           240
                                                                    ------------
                                                                           5,236
                                                                    ------------
MULTI-INDUSTRY 1.9%

       42,300   Hutchison Whampoa                               HK           457
       34,500   Swire Pacific Ltd. (Class A)                    HK           190
        2,200   Hoya Corp.                                      JP           144
      182,000   Singapore Technology
                   Engineering Ltd.                             SG           273
       24,748   Smiths Group PLC                                UK           294
                                                                    ------------
                                                                           1,358
                                                                    ------------
RAW MATERIALS 2.9%

       55,129   Broken Hill Proprietary Co. Ltd.                AU           607
       49,700   WMC Ltd.                                        AU           239
        4,400   Alcan Aluminium Ltd.                            CA           196
          795   Holderbank Financiere
                   Glarus AG                                    CH           242
        6,900   Upm-Kymmene Oyj                                 FI           216
        5,500   Pechiney SA                                     FR           289
        4,000   Shin-Etsu Chemical Co. Ltd.                     JP           160
       11,000   The Furukawa Electric Co. Ltd.                  JP           131
                                                                    ------------
                                                                           2,080
                                                                    ------------
RETAIL 2.5%

        4,500   Woolworths Ltd.                                 AS  $         21
       12,800   Metro AG                                        DE           583
        2,100   Carrefour Supermarche                           FR           121
       17,800   Homac Corp.                                     JP           134
       24,000   Jusco Co. Ltd.                                  JP           600
       50,000   Mycal Corp.                                     JP            80
       11,700   Hagemeyer NV                                    NL           234
                                                                    ------------
                                                                           1,773
                                                                    ------------
SHELTER 0.3%

       14,000   Hong Kong Land Holdings Ltd.                    HK            28
       25,000   Sekisui House Ltd.                              JP           215
                                                                    ------------
                                                                             243
                                                                    ------------
TECHNOLOGY (COMPONENTS) 11.4%

       11,100   Infineon Technologies AG*                       DE           482
        9,700   STMicroelectronics NV
                   (New York Shares)                            FR           392
        6,010   Advantest Corp.                                 JP           689
        4,600   Hirose Electric Co., Ltd.                       JP           435
       18,000   Kyoden Co. Ltd.                                 JP           170
       18,000   Kyoden Company, Ltd.                            JP           170
       53,000   NEC Corp.                                       JP           967
        8,000   NICHICON Corp.                                  JP           109
       37,000   Nikon Corp.                                     JP           458
       10,000   Taiyo Yuden Co. Ltd.                            JP           279
       12,000   Tokyo Electron Ltd.                             JP           874
        5,900   Samsung Electronics                             KR         1,026
        2,780   Samsung Electronics, GDR                        KR           257
        2,200   STMicroelectronics NV                           NL            89
       22,600   Asustek Computer, Inc.                          TW           104
       55,688   Taiwan Semiconductor
                   Manufacturing Co. Ltd., ADR*                 TW         1,350
       54,000   Dimension Data Holdings Ltd.*                   UK           256
                                                                    ------------
                                                                           8,107
                                                                    ------------
TECHNOLOGY (EQUIPMENT) 6.3%

        7,100   Mitel Corp.*                                    CA            64
        2,500   Aixtron AG                                      DE           228
       40,000   Nokia Corp., ADR                                FI         1,368
       25,300   Nokia Oyj*                                      FI           837
       36,000   Hitachi Ltd.                                    JP           349
          800   Keyence Corp.                                   JP           174
        2,000   Matsushita Communication
                   Industrial Co., Ltd.                         JP           110
        3,100   Tokyo Seimitsu Co. Ltd.                         JP           202
        5,100   ASM Lithography Holding NV*                     NL           135
       18,200   ASM Lithography Holding NV
                   (New York Registered)*                       NL           493
          900   Koninklijke (Royal) Philips
                   Electronics NV                               NL            28
       38,400   Ericsson (L.M.) Telephone Co.,
                   ADR                                          SE           247
       12,800   Telefonaktiebolaget LM Erricsson
                   AB (Class B)                                 SE            82
       34,328   BAE Systems PLC                                 UK           163
                                                                    ------------
                                                                           4,480
                                                                    ------------

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  37

                       FREMONT INTERNATIONAL GROWTH FUND
                           April 30, 2001 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                           Country  Value (000s)
       Shares   Security Description                         Code     (Note 1)
--------------------------------------------------------------------------------

TECHNOLOGY (SOFTWARE) 0.4%

       20,600   ATI Technologies, Inc.*                         CA  $        116
        2,700   Fuji Soft ABC, Inc.                             JP           152
        4,100   Autonomy Corp. PLC                              UK            35
                                                                    ------------
                                                                             303
                                                                    ------------
TRANSPORTATION 0.8%

        4,500   Canadian National Railway Co.                   CA           179
       21,000   Japan Airlines Company Ltd.                     JP            83
       33,000   Tokyu Corp.                                     JP           190
       16,000   Singapore Airlines Ltd.                         SG           127
                                                                    ------------
                                                                             579
                                                                    ------------
UTILITIES 9.9%

          985   Swisscom AG                                     CH           256
        6,700   Deutsche Telekom AG                             DE           175
        8,699   Telefonica SA*                                  ES           147
       98,000   China Mobile (Hong Kong)*                       HK           481
       89,240   Olivetti SPA                                    IT           200
       19,400   Telecom Italia Mobil SPA                        IT           133
       28,300   Telecom Italia SPA (RNC)                        IT           176
        8,334   Telecom Italia SPA
                   (Savings Shares)                             IT            93
           22   DDI Corp.                                       JP            89
           22   Nippon Telegraph & Telephone
                   Corp                                         JP           140
           71   NTT Docomo, Inc.                                JP         1,458
          200   Korea Telecom Corp. SP, ADR                     KR             5
       13,600   America Movil SA de CV                          MX           250
       13,600   Telefonos de Mexico SA
                   (Class L), ADR                               MX           471
       10,000   Portugal Telecom SA                             PT            97
        9,000   Portugal Telecom SA, ADR                        PT            87
       10,000   Telecel-Comunicacoes Pessoais
                   SA*                                          PT           111
       21,004   Datacraft Asia Ltd.                             SG           107
       18,300   National Grid Group PLC                         UK           139
       13,700   PowerGen PLC                                    UK           140
      756,323   Vodafone Group PLC                              UK         2,297
                                                                    ------------
                                                                           7,052
                                                                    ------------
TOTAL COMMON STOCKS (Cost $65,038)                                        63,238
                                                                    ------------

                                                                    Value (000s)
  Face Amount   Security Description                                  (Note 1)
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS 14.2%

$   3,600,000   AT&T Corp., 4.740%(a), 5/1/01                       $      3,600
    6,574,325   Repurchase Agreement, State Street
                   Bank and Trust Co., 4.100%,
                   05/01/01 (Maturity Value $6,575)
                   (Cost $6,574) Collateral: U.S.
                   Treasury Bond, 6.000%, 02/15/26                         6,574
                                                                    ------------

TOTAL SHORT-TERM INVESTMENTS (Cost $10,174)                               10,174
                                                                    ------------
TOTAL INVESTMENTS (Cost $75,212), 102.8%                                  73,412
                                                                    ------------
OTHER ASSETS AND LIABILITIES, NET, (2.8)%                                (2,007)
                                                                    ------------
NET ASSETS, 100.0%                                                  $     71,405
                                                                    ============

      The accompanying notes are an integral part of these financial statements.

38  FREMONT MUTUAL FUNDS

                         FREMONT EMERGING MARKETS FUND
                           April 30, 2001 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                           Country  Value (000s)
       Shares   Security Description                         Code     (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS 93.5%

CAPITAL GOODS 2.2%

        5,600   Embraer - Empresa
                   Brasileira de Aeronautica
                   SA, ADR                                      BR  $        251
                                                                    ------------
                                                                             251
                                                                    ------------
CONSUMER NON-DURABLES 4.0%

       15,200   Companhia de Bebidas das
                   Americas, ADR                                BR           371
        5,000   Coca-Cola FEMSA SA de CV,
                   ADR                                          MX            97
                                                                    ------------
                                                                             468
                                                                    ------------
ENERGY 8.1%

        8,500   Petroleo Brasileiro SA, ADR                     BR           207
      407,000   Huaneng Power International,
                   Inc                                          CN           239
      214,000   CNOOC Ltd.                                      HK           207
       15,000   Surgutneftegaz, ADR                             RU           171
       32,220   Ak Enerji Elektrik Uretim                       TR           115
                                                                    ------------
                                                                             939
                                                                    ------------
FINANCIAL SERVICES (BANKS) 23.9%

       55,000   Banco Bradesco SA                               BR           314
        8,600   National Bank Of Greece SA                      GR           334
        1,400   Commer Banks-Europe                             HU            66
        3,600   OTP Bank Ltd., ADR                              HU           170
       94,000   Bank Leumi Le-Israel                            IL           198
       32,213   Kookmin Bank                                    KR           382
      164,400   Grupo Financiero Banamex
                   Accival SA                                   MX           307
      710,000   Siam Commercial Bank Public
                   Company Ltd.                                 TH           354
      613,420   Yapi ve Kredi Bankasi SA*                       TR           284
      230,000   China Development Industrial
                   Bank                                         TW           205
        9,400   Nedcor Ltd.                                     ZA           172
                                                                    ------------
                                                                           2,786
                                                                    ------------
FINANCIAL SERVICES (OTHER) 5.8%

       14,400   Grupo Financiero Galicia SA                     AR           215
        8,600   Samsung Fire and Marine
                   Insurance                                    KR           231
       50,000   Great Eastern Holdings Ltd.                     SG           225
                                                                    ------------
                                                                             671
                                                                    ------------
HEALTH CARE 2.0%

       20,000   Pliva (D.D.), GDR                               HR           234
                                                                    ------------
                                                                             234
                                                                    ------------
MULTI-INDUSTRY 4.5%

      156,000   China Resources Enterprise Ltd.                 HK           229
       15,000   ITC Ltd.                                        IN           292
                                                                    ------------
                                                                             521
                                                                    ------------
RAW MATERIALS 4.0%

       10,200   Hindalco Industries Ltd., GDR                   IN           207
       52,300   Billiton PLC                                    UK           257
                                                                    ------------
                                                                             464
                                                                    ------------
RETAIL 6.9%

        4,200   Shinsegae Department Store                      KR  $        254
      105,000   Wal-Mart de Mexico SA de CV*                    MX           233
      437,924   Convenience Retail Asia Ltd.                    PE            91
       79,000   President Chain Store Corp.                     TW           228
                                                                    ------------
                                                                             806
                                                                    ------------
SHELTER 1.8%

      550,000   New World China Land Ltd.                       HK           213
                                                                    ------------
                                                                             213
                                                                    ------------
TECHNOLOGY (COMPONENTS) 7.8%

        2,440   Samsung Electronics                             KR           424
       78,560   Taiwan Semiconductor
                   Manufacturing Co. Ltd.*                      TW           218
      170,000   United Microelectronics Corp.*                  TW           272
                                                                    ------------
                                                                             914

TRANSPORTATION 1.5%

      851,000   Zhejiang Expressway Co. Ltd.                    CN           178
                                                                    ------------
                                                                             178
                                                                    ------------
UTILITIES 21.0%

       20,000   Embratel Participacoes SA                       BR           181
        7,751   Tele Norte Leste Participacoes
                   SA, ADR                                      BR           135
      100,000   China Mobile Ltd.*                              HK           491
        9,400   Matav Rt, ADR                                   HU           157
       20,250   Videsh Sanchar Nigam Ltd.                       IN           273
        6,800   Korea Telecom Freetel                           KR           244
        4,200   America Movil SA de CV                          MX            77
        8,400   Telefonos de Mexico SA (Class L),
                   ADR                                          MX           291
       14,000   Philippine Long Distance
                   Telephone Co., ADR                           PH           186
       25,000   Telekomunikacja Polska SA,
                   GDR                                          PL           135
       27,900   Advanced Info Service PLC*                      TH           282
                                                                    ------------
                                                                           2,452
                                                                    ------------

TOTAL COMMON STOCKS (Cost $11,387)                                        10,897
                                                                    ------------
SHORT-TERM INVESTMENT 7.7%

$     896,025   Repurchase Agreement, State Street Bank
                   and Trust Co., 4.100%, 05/01/01
                   (Maturity Value $896) (Cost $896)
                   Collateral: FHLB 7.000%, 03/15/10                         896
                                                                    ------------

TOTAL SHORT-TERM INVESTMENT (Cost $896)                                      896
                                                                    ------------
TOTAL INVESTMENTS (Cost $12,283), 101.2%                                  11,793
                                                                    ------------
OTHER ASSETS AND LIABILITIES, NET, (1.2)%                                  (139)
                                                                    ------------
NET ASSETS, 100.0%                                                  $     11,654
                                                                    ------------

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  39

                           FREMONT NEW ERA VALUE FUND
                           April 30, 2001 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                    Value (000s)
       Shares   Security Description                                  (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS 91.3%

BUSINESS EQUIPMENT & SERVICES 4.4%

        7,190   Electronic Data Systems Corp.                       $        464
                                                                    ------------
                                                                             464
                                                                    ------------
CAPITAL GOODS 4.1%

        8,830   General Electric Co.                                         429
                                                                    ------------
                                                                             429
                                                                    ------------
ENERGY 3.9%

        4,610   Exxon Mobil Corp.                                            408
                                                                    ------------
                                                                             408
                                                                    ------------
FINANCIAL SERVICES (BANKS) 7.5%

        9,470   Mellon Bank Corp.                                            388
        8,430   Wells Fargo & Co.                                            396
                                                                    ------------
                                                                             784
                                                                    ------------
HEALTH CARE 23.4%

        6,455   American Home Products Corp.                                 373
        8,515   Amgen, Inc.*                                                 521
       10,150   Bristol-Myers Squibb Co.                                     568
        5,955   Chiron Corp.*                                                286
        3,810   Johnson & Johnson                                            368
        4,490   Merck & Co.                                                  341
                                                                    ------------
                                                                           2,457
                                                                    ------------
RETAIL 6.9%

        8,650   Home Depot, Inc.                                             407
       18,450   Limited, Inc.                                                312
                                                                    ------------
                                                                             719
                                                                    ------------
TECHNOLOGY (COMPONENTS) 11.5%

       25,760   Cisco Systems, Inc.*                                         437
        9,360   Intel Corp.                                                  289
       10,805   Lucent Technologies, Inc.                                    108
       14,470   Solectron Corp.*                                             368
                                                                    ------------
                                                                           1,202
                                                                    ------------
TECHNOLOGY (EQUIPMENT) 13.2%

        1,720   Agilent Technologies, Inc.*                                   67
       17,070   Compaq Computer Corp.                                        299
       15,660   Hewlett-Packard Co.                                          445
       23,510   Motorola, Inc.                                               366
        3,570   Scientific-Atlanta, Inc.                                     206
                                                                    ------------
                                                                           1,383
                                                                    ------------
TECHNOLOGY (SOFTWARE) 8.6%

       11,260   Adobe Systems, Inc.                                          506
        3,430   Microsoft Corp.*                                             232
       10,280   Oracle Corp.*                                                166
                                                                    ------------
                                                                             904
                                                                    ------------
UTILITIES 7.8%

       10,800   Qwest Communications
                   International, Inc.*                                      442
        6,830   Verizon Communications                                       376
                                                                    ------------
                                                                             818
                                                                    ------------

TOTAL COMMON STOCKS (Cost $9,721)                                          9,568
                                                                    ------------

                                                                    Value (000s)
  Face Amount   Security Description                                  (Note 1)
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT: 9.5%

$     994,688   Repurchase Agreement, State
                   Street Bank and Trust Co.,
                   4.100%, 05/01/01
                   (Maturity Value $995)
                   (Cost $995) Collateral:
                   FNMA, 6.000%, 02/08/11                           $        995
                                                                    ------------

TOTAL SHORT-TERM INVESTMENT (Cost $995)                                      995
                                                                    ------------
TOTAL INVESTMENTS (Cost $10,716), 100.8%                                  10,563
                                                                    ------------
OTHER ASSETS AND LIABILITIES, NET, (0.8)%                                   (84)
                                                                    ------------
NET ASSETS, 100.0%                                                  $     10,479
                                                                    ============

      The accompanying notes are an integral part of these financial statements.

40  FREMONT MUTUAL FUNDS

                          FREMONT STRUCTURED CORE FUND
                           April 30, 2001 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                    Value (000s)
       Shares   Security Description                                  (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS 93.3%

BUSINESS EQUIPMENT & SERVICES 1.4%

        8,000   Automatic Data Processing, Inc.                     $        434
        9,000   Electronic Data Systems Corp.                                581
       14,000   Paychex, Inc.                                                484
                                                                    ------------
                                                                           1,499
                                                                    ------------
CAPITAL GOODS 5.4%

       15,000   Boeing Co.                                                   927
       78,400   General Electric Co.                                       3,805
       14,500   Honeywell International, Inc.                                709
       29,000   Worthington Industries, Inc.                                 347
                                                                    ------------
                                                                           5,788
                                                                    ------------
CONSUMER DURABLES 0.7%

       25,436   Ford Motor Co.                                               750
                                                                    ------------
                                                                             750
                                                                    ------------
CONSUMER NON-DURABLES 5.6%

       17,800   Coca-Cola Co.                                                822
       24,000   Pepsi Bottling Group, Inc.                                   961
       21,100   PepsiCo, Inc.                                                924
       34,300   Philip Morris Companies, Inc.                              1,719
       13,400   Procter & Gamble Co.                                         805
       21,000   Smithfield Foods, Inc.                                       719
                                                                    ------------
                                                                           5,950
                                                                    ------------
CONSUMER SERVICES 4.0%

       54,000   AOL Time Warner, Inc.*                                     2,727
       18,000   Viacom, Inc. (Class B)*                                      937
       19,000   Walt Disney Co. (The)                                        575
                                                                    ------------
                                                                           4,239
                                                                    ------------
ENERGY 6.7%

       19,500   Apache Corp.                                               1,247
       55,000   Exxon Mobil Corp.                                          4,873
       33,000   USX-Marathon Group                                         1,055
                                                                    ------------
                                                                           7,175
                                                                    ------------
FINANCIAL SERVICES (BANKS) 9.1%

       27,700   Bank Of America Corp.                                      1,551
       13,000   Bank One Corp.                                               491
       11,000   Capital One Financial Corp.                                  691
       48,933   Citigroup, Inc.                                            2,405
       25,600   FleetBoston Financial Corp.                                  982
       27,300   MBNA Corp.                                                   973
        3,500   PNC Bank Corp.                                               228
       62,000   US Bancorp                                                 1,313
       22,000   Washington Mutual, Inc.                                    1,098
                                                                    ------------
                                                                           9,732
                                                                    ------------
FINANCIAL SERVICES (OTHER) 8.7%

        8,000   Alliance Capital Management Holding
                   LP                                                        369
       15,875   American International Group, Inc.                         1,299
       22,200   Federal Home Loan Mortgage Corp.                           1,461
       22,300   Federal National Mortgage Association                      1,790

FINANCIAL SERVICES (OTHER) (CONT.)

       11,000   GATX Corp.                                          $        438
       17,000   Household International, Inc.                              1,088
       19,000   Loews Corp.                                                1,281
       13,400   Morgan Stanley Dean Witter & Co.                             841
       14,000   Providian Financial Corp.                                    746
                                                                    ------------
                                                                           9,313
                                                                    ------------
HEALTH CARE 11.6%

       14,800   Abbott Laboratories                                          686
       14,000   American Home Products Corp.                                 809
       10,000   Amgen, Inc.*                                                 611
       17,700   Bristol-Myers Squibb Co.                                     991
        9,000   Cardinal Health, Inc.                                        607
       13,600   Johnson & Johnson                                          1,312
       12,200   Lilly (Eli) & Co.                                          1,037
       12,000   Medtronic, Inc.                                              535
       20,000   Merck & Co.                                                1,519
       65,325   Pfizer, Inc.                                               2,829
       16,000   Pharmacia Corp.                                              836
       16,500   Schering-Plough Corp.                                        636
                                                                    ------------
                                                                          12,408
                                                                    ------------
RAW MATERIALS 1.9%

       19,900   Dow Chemical Co.                                             666
       24,000   Weyerhaeuser Co.                                           1,357
                                                                    ------------
                                                                           2,023
                                                                    ------------
RETAIL 6.6%

       24,500   Gap, Inc.                                                    679
       25,750   Home Depot, Inc.                                           1,213
       17,000   Kroger Co. (The)*                                            384
       12,100   Lowe's Cos., Inc.                                            762
       19,100   Papa John's International, Inc.*                             533
        8,000   Safeway, Inc.*                                               434
       26,000   Staples, Inc.*                                               423
       13,400   Target Corp.                                                 515
       39,700   Wal-Mart Stores, Inc.                                      2,054
                                                                    ------------
                                                                           6,997
                                                                    ------------
TECHNOLOGY (COMPONENTS) 8.0%

        8,000   Analog Devices, Inc.*                                        378
       82,000   Cisco Systems, Inc.*                                       1,392
       16,000   Corning, Inc.                                                352
       26,600   EMC Corp.*                                                 1,053
       41,000   Fairchild Semiconductor Corp.                                742
       63,000   Intel Corp.                                                1,947
       24,000   JDS Uniphase Corp.*                                          513
       36,600   Lucent Technologies, Inc.                                    366
        5,000   Micron Technology, Inc.*                                     227
       10,500   Qualcomm, Inc.*                                              602
       16,000   Solectron Corp.*                                             407
       11,000   Xilinx, Inc.*                                                522
                                                                    ------------
                                                                           8,501
                                                                    ------------

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  41

                          FREMONT STRUCTURED CORE FUND
                           April 30, 2001 (Unaudited)

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS

      Shares/                                                       Value (000s)
  Face Amount   Security Description                                  (Note 1)
--------------------------------------------------------------------------------

TECHNOLOGY (EQUIPMENT) 6.8%

       11,966   Agilent Technologies, Inc.*                         $        467
       12,000   Applied Materials, Inc.*                                     655
       20,000   Compaq Computer Corp.                                        350
       25,800   Dell Computer Corp.*                                         678
       18,800   Hewlett-Packard Co.                                          535
       15,700   International Business Machines Corp.                      1,808
       29,500   Motorola, Inc.                                               459
       40,600   Sun Microsystems, Inc.*                                      695
        9,000   Tellabs, Inc.*                                               316
       18,000   Texas Instruments, Inc.                                      697
        6,800   United Technologies Corp.*                                   531
                                                                    ------------
                                                                           7,191
                                                                    ------------
TECHNOLOGY (SOFTWARE) 5.8%

       15,600   Computer Associates International, Inc.                      502
       48,700   Microsoft Corp.*                                           3,299
       67,600   Oracle Corp.*                                              1,092
       13,000   Siebel Systems, Inc.*                                        593
       11,000   Veritas Software Corp.*                                      656
                                                                    ------------
                                                                           6,142
                                                                    ------------
UTILITIES 11.0%

       16,800   AES Corp.*                                                   801
       34,300   AT&T Corp.                                                   764
       17,100   BellSouth Corp.                                              718
       30,000   Calpine Corp.*                                             1,710
       20,000   KeySpan Corp.                                                794
       32,000   Qwest Communications International, Inc.*                  1,309
       41,500   SBC Communications, Inc.                                   1,712
       37,000   TXU Corp.                                                  1,627
       34,700   Verizon Communications                                     1,911
       23,350   WorldCom, Inc.*                                              426
                                                                    ------------
                                                                          11,772
                                                                    ------------

TOTAL COMMON STOCKS (Cost $81,073)                                        99,480

SHORT-TERM INVESTMENTS  6.7%

$   5,200,000   AT&T Corp., 4.740%(a), 5/1/01                              5,200
      185,000   U.S. Treasury Bill, 4.320%(a), 6/21/01+                      184
      200,000   U.S. Treasury Bill, 5.600%(a), 6/21/01+                      199
    1,521,025   Repurchase Agreement, State
                   Street Bank and Trust Co., 4.100%,
                   05/01/01 (Maturity Value $1,521)
                   (Cost $1,521) Collateral: FNMA
                   6.875%, 09/15/10                                        1,521
                                                                    ------------

TOTAL SHORT-TERM INVESTMENTS (Cost $7,104)                                 7,104
                                                                    ------------
TOTAL INVESTMENTS (Cost $88,177), 100.0%                                 106,584
                                                                    ------------
OTHER ASSETS AND LIABILITIES, NET, (0.0)%                                   (23)
                                                                    ------------
NET ASSETS, 100.0%                                                  $    106,561
                                                                    ============

      The accompanying notes are an integral part of these financial statements.

42  FREMONT MUTUAL FUNDS

                          FREMONT U.S. SMALL CAP FUND
                           April 30, 2001 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                    Value (000s)
       Shares   Security Description                                  (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS 65.2%

BUSINESS EQUIPMENT & SERVICES 13.6%

        9,400   Corporate Executive Board Co.*                      $        313
       47,500   CoStar Group, Inc.*                                        1,104
       35,900   CSG Systems International, Inc*                            2,090
      120,600   Dendrite International, Inc.*                              1,451
       46,100   International Speedway Corp. (Class A)*                    2,077
       71,700   Sanchez Computer Associates, Inc.*                           819
        6,500   Speedway Motorsports, Inc.*                                  170
      104,800   Teletech Holdings, Inc.*                                     715
                                                                    ------------
                                                                           8,739
                                                                    ------------
CONSUMER SERVICES 2.5%

       30,100   ACTV, Inc.*                                                  111
       44,550   American Classic Voyages Co.*                                423
       51,400   Crown Media Holdings, Inc. (Class A)*                      1,069
                                                                    ------------
                                                                           1,603
                                                                    ------------
ENERGY 0.9%

       41,300   Syntroleum Corp.*                                            572
                                                                    ------------
                                                                             572
                                                                    ------------
HEALTH CARE 11.0%

       10,000   AdvancePCS                                                   576
       71,800   ArthroCare Corp.*                                          1,348
       24,500   Cerner Corp.*                                              1,103
      109,500   Gene Logic, Inc.*                                          1,982
       37,100   Oxford Health Plans, Inc.*                                 1,154
       41,500   Sunrise Assisted Living, Inc.*                               934
                                                                    ------------
                                                                           7,097
                                                                    ------------
TECHNOLOGY (COMPONENTS) 6.1%

        5,700   Alpha Industries, Inc.*                                      140
      109,200   Anaren Microwave, Inc.*                                    1,856
        6,600   ATMI, Inc.                                                   174
       90,300   KOPIN Corp.*                                                 635
       33,100   Micrel, Inc.*                                              1,124
                                                                    ------------
                                                                           3,929
                                                                    ------------
TECHNOLOGY (EQUIPMENT) 16.7%

       31,500   ASMI International, NV                                       791
      153,600   Cabletron Systems, Inc.*                                   2,409
      148,700   Mitel Corp.                                                1,329
       80,200   Netopia, Inc.*                                               266
       63,500   New Focus, Inc.                                              816
       64,200   Powerwave Technologies, Inc.*                              1,167
       41,100   SBA Communications Corp.*                                  1,401
        7,400   Varian Semiconductor
                   Equipment Associates, Inc.*                               337
       61,300   Zygo Corp.*                                                2,250
                                                                    ------------
                                                                          10,766
                                                                    ------------
TECHNOLOGY (SOFTWARE) 11.0%

        4,800   Applera Corp.-Cetera Genomics Group*                         198
        9,500   Manugistics Group, Inc.*                                     322
       18,200   PC-Tel, Inc.*                                                173
       48,000   Peregrine Systems, Inc.*                                   1,237
       41,800   Primus Knowledge Solutions, Inc.*                            166
      115,300   Puma Technology, Inc.*                                       453
       61,500   SmartForce Public Ltd. Co.*                                2,213

      Shares/                                                       Value (000s)
  Face Amount   Security Description                                  (Note 1)
--------------------------------------------------------------------------------

TECHNOLOGY (SOFTWARE) (CONT.)

       42,400   Take-Two Interactive Software, Inc.*                $        591
      138,300   Websense, Inc.*                                            1,722
                                                                    ------------
                                                                           7,075
                                                                    ------------
UTILITIES 3.4%

       75,200   Alamosa Holdings, Inc.                                     1,052
       28,300   Insight Communications Co., Inc.                             785
       20,000   Radio One, Inc.                                              376
                                                                    ------------
                                                                           2,213
                                                                    ------------

TOTAL COMMON STOCKS (Cost $43,067)                                        41,994
                                                                    ------------

SHORT-TERM INVESTMENTS:  26.1%

$   2,500,000   ABB Treasury Center,
                   0.000%, 05/04/01                                        2,499
   14,345,785   Repurchase Agreement , State
                   Street Bank and Trust Co.,
                   4.100%, 05/01/01 (Maturity
                   Value $14,347) (Cost $14,346)
                   Collateral: FNMA, 6.875%,
                   09/15/01                                               14,346
                                                                    ------------

TOTAL SHORT-TERM INVESTMENTS (Cost $16,846)                               16,845
                                                                    ------------
TOTAL INVESTMENTS (Cost $59,913), 91.3%                                   58,839
                                                                    ------------
OTHER ASSETS AND LIABILITIES, NET, 8.7%                                    5,612
                                                                    ------------
NET ASSETS, 100.0%                                                  $     64,451
                                                                    ============

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  43

                          FREMONT U.S. MICRO-CAP FUND
                           April 30, 2001 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                    Value (000s)
       Shares   Security Description                                  (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS 71.8%

BUSINESS EQUIPMENT & SERVICES 6.6%

      191,300   Boston Communications Group, Inc.*                  $      1,997
      268,800   Bright Horizons Family Solutions, Inc.*                    6,680
      168,000   Corporate Executive Board Co.*                             5,584
      320,600   CoStar Group, Inc.*                                        7,454
      646,700   Datalink Corp.*(b)                                         6,331
      373,600   First Consulting Group, Inc.                               2,993
      151,500   Infocrossing, Inc.*                                        1,212
      479,300   Spectrum Control, Inc.*                                    3,643
      703,400   Tele Tech Holdings, Inc.*                                  4,797
                                                                    ------------
                                                                          40,691
                                                                    ------------
CAPITAL GOODS 4.4%

      510,300   Aaon, Inc.*(b)                                             9,696
      370,300   Adept Technology, Inc.                                     3,736
      332,100   IMPCO Technologies, Inc.*                                  7,937
      149,000   Oshkosh Truck Corp.*                                       5,808
                                                                    ------------
                                                                          27,177
                                                                    ------------
CONSUMER DURABLES 0.0%

      195,300   Jore Corp.*                                                  215
                                                                    ------------
                                                                             215
CONSUMER NON-DURABLES 0.6%

      204,500   Universal Electronics, Inc.*                               3,918
                                                                    ------------
                                                                           3,918
                                                                    ------------
CONSUMER SERVICES 6.0%

      439,900   American Classic Voyages Co.*                              4,175
    1,160,600   Cash America International, Inc.*                          9,285
      680,200   Championship Auto Racing Teams, Inc.*                     11,189
    1,117,100   Lojack Corp.*(b)                                           6,367
      614,000   Nucentrix Broadband Networks, Inc.*(b)                     6,140
                                                                    ------------
                                                                          37,156
                                                                    ------------
HEALTH CARE 11.3%

      777,600   ArthroCare Corp.*                                         14,603
      389,200   BioSource International, Inc.*                             2,981
    1,358,000   eBenX, Inc.*(b)                                            5,704
      119,900   Eclipsys Corp.*                                            2,421
    1,113,700   Endocare, Inc.*(b)                                         7,852
      791,100   Fusion Medical Technologies, Inc.*(b)                      4,588
    1,231,900   Gene Logic, Inc.*                                         22,297
      187,100   NeoPharm, Inc.*                                            4,743
      235,900   Novoste Corp.                                              4,796
                                                                    ------------
                                                                          69,985
                                                                    ------------
RAW MATERIALS 0.3%

      347,850   Northern Technologies
                   International Corp.*(b)                                 1,948
                                                                    ------------
                                                                           1,948
                                                                    ------------
RETAIL 2.1%

      207,200   Buca, Inc.*                                                4,279
      258,900   Electronics Boutique Holdings Corp.*                       6,441
      542,000   Good Guys, Inc.*                                           2,412
                                                                    ------------
                                                                          13,132
                                                                    ------------
SHELTER 1.1%

      531,700   Modtech Holdings, Inc.*                             $      6,891
                                                                    ------------
                                                                           6,891
                                                                    ------------
TECHNOLOGY (COMPONENTS) 19.5%

      794,100   Anaren Microwave, Inc.*                                   13,500
      670,700   APA Optics, Inc.*(b)                                       6,305
      463,000   ATMI, Inc.                                                12,191
      409,900   August Technology Corp.                                    4,386
      372,100   California Amplifier, Inc.*                                1,302
    1,089,500   California Micro Devices Corp.*(b)                         5,807
      526,400   Genesis Microchip, Inc.                                    6,796
      455,000   Ii Vi, Inc.                                                7,266
      345,000   Internagnetics General Corp.                               8,487
      427,400   IXYS Corp.                                                 7,428
      575,700   LightPath Technologies, Inc. (Class A)                     8,089
      555,600   Microsemi Corp.*                                          21,314
      130,700   Opticnet, Inc.                                                10
    1,327,900   Sage, Inc.*(b)                                            11,486
      312,300   Spectra-Physics Lasers, Inc.*                              5,790
                                                                    ------------
                                                                         120,157
                                                                    ------------
TECHNOLOGY (EQUIPMENT) 13.9%

      525,400   ASMI International, NV                                    13,188
      373,000   BEI Technologies, Inc.                                     9,325
      675,500   COMARCO, Inc.*(b)                                          8,552
      958,100   Micro Component Technology, Inc.*(b)                       3,095
      652,350   Netopia, Inc.*                                             2,166
      312,200   PRI Automation, Inc.*                                      5,966
    1,950,400   Repeater Technologies, Inc.*                               1,794
      668,100   Rimage Corp.*(b)                                           5,178
      876,900   RIT Technologies Ltd.*(b)                                  4,779
      154,800   Riverstone Networks, Inc.*(b)                              2,200
      515,100   Trikon Technologies, Inc.*                                 5,336
      658,800   Zygo Corp.*                                               24,178
                                                                    ------------
                                                                          85,757
                                                                    ------------
TECHNOLOGY (SOFTWARE) 4.3%

      414,700   MDSI Mobile Data Solutions, Inc.*(b)                       2,098
      446,000   Novadigm, Inc.*                                            4,282
      436,600   PC-Tel, Inc.*                                              4,156
      621,700   Primus Knowledge Solutions, Inc.*                          2,462
      509,700   Princeton Video Image, Inc.*(b)                            1,886
    1,249,900   Puma Technology, Inc.*                                     4,912
      465,400   Take-Two Interactive Software, Inc.*                       6,488
                                                                    ------------
                                                                          26,284
                                                                    ------------
UTILITIES 1.7%

    1,093,000   Cadiz, Inc.*                                              10,132
                                                                    ------------
                                                                          10,132
                                                                    ------------

TOTAL COMMON STOCKS (Cost $536,057)                                      443,443
                                                                    ------------

      The accompanying notes are an integral part of these financial statements.

44  FREMONT MUTUAL FUNDS

                          FREMONT U.S. MICRO-CAP FUND
                           April 30, 2001 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                    Value (000s)
  Face Amount   Security Description                                  (Note 1)
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS: 27.5%

$  20,000,000   ABB Treasury Center,
                   4.600%(a), 05/04/01                              $     19,992
   20,000,000   Goldman Sachs Group, LP,
                   5.020%(a), 05/04/01                                    19,992
  129,651,888   Repurchase Agreements,
                   State Street Bank and Trust Co.,
                   4.100%, 05/01/01
                   (Maturity Value $129,667)
                   (Cost $129,652) Collateral:
                   FNMA, 6.875%, 09/15/10;
                   FNMA, 6.000%, 02/08/11                                129,652
                                                                    ------------

TOTAL SHORT-TERM INVESTMENTS (Cost $169,636)                             169,636
                                                                    ------------
TOTAL INVESTMENTS (Cost $705,693), 99.3%                                 613,079
                                                                    ------------
OTHER ASSETS AND LIABILITIES, NET, 0.7%                                    4,264
                                                                    ------------
NET ASSETS, 100.0%                                                  $    617,343
                                                                    ============

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  45

                      FREMONT REAL ESTATE SECURITIES FUND
                           April 30, 2001 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                    Value (000s)
       Shares   Security Description                                  (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS 97.9%

REITs (APARTMENTS) 28.5%

        5,700   Archstone Communities Trust                         $        147
       26,620   Avalonbay Communities, Inc.                                1,209
       18,500   Camden Property Trust                                        616
       27,800   Equity Residential Properties Trust                        1,459
       12,500   Essex Property Trust, Inc.                                   588
       13,000   Gables Residential Trust                                     374
       12,000   Home Properties of New York, Inc.                            340
       21,200   Post Properties, Inc.                                        781
                                                                    ------------
                                                                           5,514
                                                                    ------------
REITs (DIVERSIFIED) 13.1%

       33,600   Catellus Development Corp.                                   546
       20,200   Liberty Property Trust                                       583
       38,560   Vornado Realty Trust                                       1,416
                                                                    ------------
                                                                           2,545
                                                                    ------------
REITs (HOTELS) 1.0%

       15,000   Host Marriot Corp.                                           193
                                                                    ------------
                                                                             193
                                                                    ------------
REITs (INDUSTRIAL) 4.1%

       31,500   AMB Property Corporation                                     784
                                                                    ------------
                                                                             784
                                                                    ------------
REITs (OFFICE) 33.1%

       33,240   Arden Realty, Inc.                                           833
       28,520   Boston Properties, Inc.                                    1,127
       25,900   Brandywine Realty Trust                                      511
       62,768   Equity Office Properties Trust                             1,791
       28,450   Mack-Cali Realty Corp.                                       762
       25,510   Prentiss Properties Trust                                    647
       25,750   SL Green Realty Corp.                                        737
                                                                    ------------
                                                                           6,408
                                                                    ------------
REITs (OFFICE/INDUSTRIAL) 7.2%

        7,500   Reckson Associates Realty Corp.                              176
       22,020   Spieker Properties, Inc.                                   1,216
                                                                    ------------
                                                                           1,392
                                                                    ------------
REITs (REGIONAL MALLS) 10.9%

       40,870   Simon Property Group, Inc.                                 1,082
       20,000   Taubman Centers, Inc.                                        248
       35,030   The Macerich Co.                                             788
                                                                    ------------
                                                                           2,118
                                                                    ------------

TOTAL COMMON STOCKS (Cost $18,388)                                        18,954
                                                                    ------------

                                                                    Value (000s)
  Face Amount   Security Description                                  (Note 1)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT  0.5%

$      95,780   Repurchase Agreement, State Street
                   Bank and Trust Co., 4.100%,
                   05/01/01 (Maturity Value $96)
                   (Cost $96) Collateral: FHLMC,
                   6.510%, 08/18/08                                 $         96
                                                                    ------------

TOTAL SHORT-TERM INVESTMENT (Cost $96)                                        96
                                                                    ------------
TOTAL INVESTMENTS (Cost $18,484), 98.4%                                   19,050
                                                                    ------------
OTHER ASSETS AND LIABILITIES, NET, 1.6%                                      308
                                                                    ------------
NET ASSETS, 100.0%                                                  $     19,358
                                                                    ============

      The accompanying notes are an integral part of these financial statements.

46  FREMONT MUTUAL FUNDS

                               FREMONT BOND FUND
                           April 30, 2001 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                           Interest    Maturity  Value (000s)
  Face Amount   Issuer                                                                       Rate        Date      (Note 1)
-----------------------------------------------------------------------------------------------------------------------------

BONDS 99.2%

COLLATERALIZED MORTGAGE OBLIGATIONS 19.5%
$     822,216   BOAMS 2001-1 A3 ........................................................     7.500%    02/25/31    $      842
      541,668   CHASE 1993-H 2A4 .......................................................     7.000%    07/25/24           541
      557,494   CHASE 1995-A A .........................................................     8.477%    04/25/25           566
      500,000   CHASE 1998-S6 A17 ......................................................     6.750%    10/25/28           494
      574,569   FHARM 787239 ...........................................................     7.811%    07/01/30           601
    2,443,290   FHR 2210 F .............................................................     5.389%    07/15/28         2,445
    5,222,895   FHR 2247 Z .............................................................     7.500%    08/15/30         5,287
   15,000,000   FNR 1992-131 KA ........................................................     8.000%    01/25/22        15,374
      200,000   FNR 1993-11 J ..........................................................     7.500%    02/25/08           208
    9,518,448   FNR G93-21 Z ...........................................................     7.200%    05/25/23         9,572
    5,301,000   FSPC T-11 A5 ...........................................................     6.500%    01/25/15         5,422
    8,000,000   FSPC T-11 A6 ...........................................................     6.500%    09/25/18         8,018
    5,292,300   JPMC 2000-FL1 A ........................................................     5.319%    04/15/10         5,290
      414,593   MSM 40 8 ...............................................................     7.000%    07/20/21           419
      500,000   NFLC 1999-SL A4 ........................................................     6.654%    02/10/06           514
    1,967,551   NSCOR 1999-25 A4 .......................................................     6.500%    10/25/29         1,870
    4,900,000   PNCMS 1999-4 1A8 .......................................................     6.200%    06/25/29         4,928
    6,700,000   PNCMS 1999-5-1A7 .......................................................     6.300%    07/25/29         6,743
      332,698   RFMSI ..................................................................     7.500%    11/25/30           340
   10,000,000   RFMSI 1997-S17 A5 ......................................................     7.000%    11/25/27         9,993
    4,090,856   RMT 2000-A A8 ..........................................................     6.500%    04/19/29         4,153
    1,360,340   SASI 1993-2 A9 .........................................................     6.200%    07/25/08         1,364
    1,965,777   United Mortgage Securities Corp CMO, 1993-1 AA ARM .....................     7.108%    09/25/33         1,924
      868,463   Wamu 2001-1A M Cofi ....................................................     7.263%    01/25/41           903
                                                                                                                   ----------
                                                                                                                       87,811
                                                                                                                   ----------
FIXED RATE AND ADJUSTABLE RATE MORTGAGE SECURITIES 16.6%

    5,000,000   BA Mortgage Securities, Inc. ...........................................     6.600%    08/25/28         5,081
      819,614   Bear Stearns Adjustable Rate Mortgage Trust ............................     7.672%    11/25/30           832
   23,572,067   Bear Stearns Adjustable Rate Mortgage Trust, Ser. 2000-1 ...............     7.484%    12/25/30        23,817
      899,030   Bear Stearns Adjustable Rate Mortgage Trust, Ser. 2000-1 ...............     7.491%    12/25/30           908
      303,988   FHLMC ..................................................................     6.500%    01/01/26           302
       39,336   FHLMC ..................................................................     6.500%    03/01/26            39
      359,086   FHLMC ..................................................................     6.500%    04/01/26           356
      161,812   FHLMC ..................................................................     6.500%    04/01/26           161
       99,922   FHLMC ..................................................................     6.500%    04/01/26            99
      116,137   FHLMC ..................................................................     6.500%    05/01/26           115
      523,218   FHLMC ..................................................................     7.000%    11/15/20           531
      162,978   FHLMC ..................................................................     8.250%    08/01/17           172
    2,980,426   FNMA ...................................................................     6.500%    05/18/23         3,006
      187,664   FNMA ARM ...............................................................     8.345%    11/01/23           189
    3,317,706   GNMA ...................................................................     6.000%    01/15/24         3,227
    1,333,592   GNMA ...................................................................     6.000%    01/15/24         1,297
    6,000,000   GNMA ...................................................................     6.000%    05/21/31         5,829
       28,789   GNMA ...................................................................     6.500%    02/15/24            29
      642,384   GNMA ...................................................................     6.500%    03/15/24           637
       28,554   GNMA ...................................................................     6.500%    06/15/24            28
       88,408   GNMA ...................................................................     6.500%    09/15/27            88
      112,107   GNMA ...................................................................     6.500%    06/15/28           111
    8,000,000   GNMA ...................................................................     6.500%    06/20/28         7,636
       26,678   GNMA ...................................................................     6.500%    07/15/28            26
      993,165   GNMA ...................................................................     6.500%    07/15/28           985
      695,825   GNMA ...................................................................     6.500%    08/15/28           690
       30,819   GNMA ...................................................................     6.500%    08/15/28            31
       52,025   GNMA ...................................................................     6.500%    09/15/28            52
      473,568   GNMA ...................................................................     6.500%    09/15/28           470
       58,306   GNMA ...................................................................     6.500%    09/15/28            58

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  47

                               FREMONT BOND FUND
                           April 30, 2001 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                           Interest    Maturity  Value (000s)
  Face Amount   Issuer                                                                       Rate        Date      (Note 1)
-----------------------------------------------------------------------------------------------------------------------------

FIXED RATE AND ADJUSTABLE RATE MORTGAGE SECURITIES (CONT.)

$     121,120   GNMA ...................................................................     6.500%    09/15/28    $      120
      823,250   GNMA ...................................................................     6.500%    10/15/28           817
       60,011   GNMA ...................................................................     6.500%    11/15/28            60
      463,726   GNMA ...................................................................     6.500%    11/15/28           460
      130,659   GNMA ...................................................................     6.500%    01/15/29           130
      799,940   GNMA ...................................................................     6.500%    01/15/29           794
       31,858   GNMA ...................................................................     6.500%    03/15/29            32
      125,329   GNMA ...................................................................     6.500%    03/15/29           124
      774,285   GNMA ...................................................................     6.500%    03/15/29           768
      762,862   GNMA ...................................................................     6.500%    04/15/29           757
       63,610   GNMA ...................................................................     6.500%    05/15/29            63
       96,656   GNMA ...................................................................     6.500%    06/15/29            96
    1,457,922   GNMA ...................................................................     6.500%    06/15/29         1,446
       44,994   GNMA ...................................................................     6.500%    11/15/29            45
       84,304   GNMA ...................................................................     6.500%    12/15/29            84
      115,618   GNMA II ARM ............................................................     7.375%    04/20/21           117
      545,948   GNMA II ARM ............................................................     7.375%    03/20/24           552
      170,303   GNMA II ARM ............................................................     7.625%    11/20/24           174
      460,573   GNMA II ARM ............................................................     7.625%    10/20/25           470
      682,004   GNMA II ARM ............................................................     7.625%    11/20/26           696
    3,573,564   GNMA II ARM ............................................................     7.625%    10/20/27         3,647
      724,124   GNMA II ARM ............................................................     7.750%    08/20/25           741
    5,400,000   GNMA II JUMBO ..........................................................     6.500%    05/21/31         5,338
    1,000,000   GNMA II TBA ............................................................     7.000%    05/21/31         1,008
                                                                                                                   ----------
                                                                                                                       75,341
                                                                                                                   ----------
FOREIGN CORPORATE BONDS 5.5%

      800,000   Abbey National Capital Trust ...........................................     8.963%    12/29/49           869
      600,000   British Telecom PLC Global FRN .........................................     6.079%    12/15/03           600
      500,000   British Telecom PLC Global Note ........................................     8.125%    12/15/10           523
      800,000   Daimlerchrysler NA Holdings ............................................     5.790%    12/16/02           797
      500,000   Deutsche Telekom International Finance .................................     7.750%    06/15/05           517
   12,300,000   France Telecom 144A FRN ................................................     6.324%    03/14/03        12,430
l   2,400,000   Lloyds TSB Cap 1 Call ..................................................     7.375%    02/07/49         2,153
$   1,600,000   Royal Bank Of Scotland .................................................     9.118%    03/31/10         1,773
    3,000,000   Sierra Pacific Residential .............................................     6.249%    04/20/03         2,550
    2,800,000   Vodafone Airtouch PLC ..................................................     5.080%    12/19/01         2,803
                                                                                                                   ----------
                                                                                                                       25,015
                                                                                                                   ----------
FOREIGN GOVERNMENT BONDS 3.0%

l   6,900,000   Deutsche Bundesrepublik ................................................     5.250%    01/04/11         6,230
      670,000   Deutsche Bundesrepublik ................................................     6.500%    07/04/27           665
      300,000   Deutschland Republic ...................................................     4.750%    07/04/28           235
    2,550,000   Deutschland Republic ...................................................     5.250%    07/04/10         2,305
      210,000   Deutschland Republic ...................................................     5.625%    01/04/28           187
      340,000   Deutschland Republic ...................................................     6.250%    01/04/30           330
      130,000   Federal Republic of Germany ............................................     6.250%    01/04/24           125
$   1,300,000   Inter-American Development Bank ........................................     5.375%    01/18/06         1,289
    1,800,000   Republic of Brazil .....................................................     5.625%    04/15/06         1,598
      500,000   United Mexican States ..................................................     8.500%    02/01/06           512
                                                                                                                   ----------
                                                                                                                       13,476
                                                                                                                   ----------
MORTGAGE BACKED OBLIGATIONS 28.6%

      500,000   Allete .................................................................     5.678%    10/20/03           500
    7,900,000   Bayview Financial Acquisition Trust CMO, 2000-D, Class A ...............     5.440%    11/25/30         7,900
   11,300,000   FHLMC ..................................................................     7.000%    05/14/31        11,399
    1,000,000   FNMA ...................................................................     6.000%    05/14/31           965
    3,000,000   FNMA ...................................................................     7.000%    05/14/31         3,023

      The accompanying notes are an integral part of these financial statements.

48  FREMONT MUTUAL FUNDS

                               FREMONT BOND FUND
                           April 30, 2001 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                           Interest    Maturity  Value (000s)
  Face Amount   Issuer                                                                       Rate        Date      (Note 1)
-----------------------------------------------------------------------------------------------------------------------------

MORTGAGE BACKED OBLIGATIONS (CONT.)

$   8,900,000   FNMA ...................................................................     7.125%    06/15/10    $    9,584
    5,619,812   FHLMC ..................................................................     5.539%    09/15/30         5,625
   54,000,000   GNMA ...................................................................     7.000%    05/21/31        54,557
   17,000,000   GNMA I TBA .............................................................     6.500%    05/21/31        16,862
    7,300,000   GNR 2001-16 Z ..........................................................     6.750%    04/15/31         6,681
    1,000,372   GNSF ...................................................................     6.000%    11/15/28           973
    6,320,524   GNSF ...................................................................     6.000%    12/15/28         6,148
    1,599,992   GNSF ...................................................................     6.000%    12/15/28         1,556
    3,715,438   GNSF ...................................................................     6.000%    07/15/29         3,614
      698,401   Salomon Brothers Mortgage Securities ...................................     7.600%    08/25/30           704
                                                                                                                   ----------
                                                                                                                      130,091
                                                                                                                   ----------
MUNICIPAL BONDS  2.2%

    6,805,437   Long Beach Mortgage Loan Trust, Series 2000-1 ..........................     5.240%    01/21/31         6,809
    1,391,034   Sasco 2001-1 A1 ........................................................     7.000%    02/25/16         1,413
    2,500,000   Washington DC Convention Center Authority Dedicated Tax Revenue ........     4.830%    10/01/28         1,893
                                                                                                                   ----------
                                                                                                                       10,115
                                                                                                                   ----------
U.S. CORPORATE BONDS  13.7%

    5,000,000   Associates Corp., NA ...................................................     5.750%    11/01/03         5,037
      500,000   Bear Stearns Cos., Inc. ................................................     5.210%    03/28/03           500
    1,100,000   Beckman Instruments, Inc. ..............................................     7.100%    03/04/03         1,102
    3,000,000   Circuit City Credit Card Master Trust ..................................     5.253%    02/15/06         3,001
      333,294   Countrywide Home Loans .................................................     7.750%    04/25/30           339
      684,000   Delta Air Lines, Inc. (Sinking Fund Bond) ..............................     9.450%    02/14/06           719
    1,370,000   Delta Air Lines, Inc. (Sinking Fund Bond) ..............................     9.450%    02/26/06         1,440
    3,500,000   Ford Motor Credit Co. ..................................................     5.550%    11/16/01         3,501
    1,800,000   Ford Motor Credit Corp. ................................................     5.190%    06/20/03         1,798
    9,000,000   General Motors Acceptance Corp. ........................................     5.114%    05/04/04         9,000
    2,500,000   General Motors Acceptance Corp., FRN ...................................     5.510%    08/18/03         2,495
   10,000,000   General Motors Acceptance Corp., FRN ...................................     5.750%    11/10/03        10,012
    1,000,000   Goldman Sachs Group, FRN ...............................................     4.990%    01/17/03         1,002
l   2,600,000   KBC Bank Funding Trust .................................................     6.875%    06/30/49         2,237
$     800,000   Lehman Brothers Holdings, Inc., MTN ....................................     6.375%    05/07/02           812
    5,000,000   Noram Energy Corp. .....................................................     6.375%    11/01/03         5,024
      300,000   Providian Gateway Master Trust CMO .....................................     5.303%    03/16/09           300
    2,400,000   Texas Utilities ........................................................     5.940%    10/15/01         2,411
    2,500,000   Textron Financial Corp. ................................................     4.610%    10/26/01         2,502
      225,000   Time Warner, Inc. ......................................................     7.975%    08/15/04           240
    1,300,000   US Airways .............................................................     8.020%    02/05/19         1,369
    7,980,000   WorldCom, Inc. .........................................................     6.125%    08/15/01         7,995
                                                                                                                   ----------
                                                                                                                       62,836
                                                                                                                   ----------
U.S. GOVERNMENT & AGENCIES  10.1%

      598,819   Small Business Administration ..........................................     7.449%    08/01/10           637
    1,664,179   U.S. Treasury Inflationary Protection ..................................     3.375%    01/15/07         1,692
    4,938,939   U.S. Treasury Inflationary Protection ..................................     3.625%    07/15/02         5,033
    2,720,077   U.S. Treasury Inflationary Protection ..................................     3.625%    01/15/08         2,792
      652,071   U.S. Treasury Inflationary Protection ..................................     3.625%    04/15/28           663
   19,078,200   U.S. Treasury Inflationary Protection ..................................     3.875%    01/15/09        19,865
    7,377,787   U.S. Treasury Inflationary Protection ..................................     3.875%    04/15/29         7,846
    6,686,497   U.S. Treasury Inflationary Protection ..................................     4.250%    01/15/10         7,161
                                                                                                                   ----------
                                                                                                                       45,689
                                                                                                                   ----------

     TOTAL BONDS (Cost $449,966)                                                                                      450,374
                                                                                                                   ----------

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  49

                               FREMONT BOND FUND
                           April 30, 2001 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                           Interest    Maturity  Value (000s)
  Face Amount   Security Description                                                         Rate        Date      (Note 1)
-----------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS  26.7%

$   1,200,000   Abbey National Bank PLC, CP ............................................     4.690%(a) 08/09/01    $    1,184
   10,000,000   Abbott Laboratories, CP ................................................     4.950%(a) 05/08/01         9,990
   12,000,000   Executive Jet, Inc., CP ................................................     4.950%(a) 05/09/01        11,987
    5,000,000   Federal Home Loan Bank, CP .............................................     4.540%(a) 09/13/01         4,915
    7,000,000   Gannett Co., Inc., CP ..................................................     5.000%(a) 05/03/01         6,998
    2,700,000   General Electric Capital Corp., CP .....................................     5.240%(a) 05/30/01         2,689
    1,300,000   Heinz (H.J.) & Co., CP .................................................     4.860%(a) 05/01/01         1,300
    5,000,000   SBC Communications, CP .................................................     4.930%(a) 05/23/01         4,985
    3,000,000   Swedbank, CP ...........................................................     4.740%(a) 09/05/01         2,950
    8,800,000   UBS Finance LLC, CP ....................................................     4.740%(a) 09/06/01         8,652
    1,700,000   UBS Finance LLC, CP ....................................................     4.750%(a) 08/15/01         1,677
    6,000,000   UBS Finance LLC, CP ....................................................     4.920%(a) 09/05/01         5,899
      175,000   U.S. Treasury Bill .....................................................     4.320%    05/17/01           175
       20,000   U.S. Treasury Bill+ ....................................................     4.860%    05/17/01            20
      160,000   U.S. Treasury Bill .....................................................     5.020%    05/17/01           160
      100,000   U.S. Treasury Bill .....................................................     5.700%    05/17/01           100
   57,550,616   Repurchase Agreements, State Street Bank and Trust Co., 4.100%,
                   05/01/01 (Maturity Value $57,557) (Cost $57,551) Collateral:
                   U.S. Treasury  Bond, 0.000%, 08/09/01; FNMA, 6.875%, 09/15/10 .............................         57,551
                                                                                                                   ----------

     TOTAL SHORT-TERM INVESTMENTS (Cost $121,232)                                                                     121,232
                                                                                                                   ----------
     TOTAL INVESTMENTS (Cost $571,198), 125.9%                                                                        571,606
                                                                                                                   ----------
     OTHER ASSETS AND LIABILITIES, NET, (25.9)%                                                                     (117,705)
                                                                                                                   ----------
     NET ASSETS, 100.0%                                                                                            $  453,901
                                                                                                                   ==========

      The accompanying notes are an integral part of these financial statements.

50  FREMONT MUTUAL FUNDS

                 FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
                           April 30, 2001 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                           Interest    Maturity  Value (000s)
  Face Amount   Issuer                                                                       Rate        Date      (Note 1)
-----------------------------------------------------------------------------------------------------------------------------

MUNICIPAL BONDS: 98.8%
$   1,000,000   Big Bear Area Regional Wastewater Agency, California Revenue ...........     5.000%    04/01/10    $    1,039
      200,000   California Health Facilities Financial Authority Revenue ...............     5.000%    11/15/18           195
      235,000   California Health Facilities Financial Authority Revenue, Kaiser
                   Permanente Series B .................................................     5.250%    10/01/13           234
      500,000   California State .......................................................     5.250%    06/01/18           494
      500,000   California State .......................................................     5.250%    10/01/19           492
      500,000   California State Dept. of Water Resources, Central Valley Project
                   Revenue Series M ....................................................     4.800%    12/01/07           511
      500,000   California State Dept. of Water Resources, Central Valley Project
                   Revenue Series T ....................................................     5.125%    12/01/12           516
    1,000,000   California State Public Works Board, Lease Revenue Dept. of Corrections,
                   Prison D ............................................................     5.100%    06/01/06         1,032
    1,000,000   California State Public Works Board, Lease Revenue Refunding,
                   Trustees of The California  State University ........................     5.600%    04/01/06         1,058
      500,000   California State Public Works Board, Lease Revenue Various University
                   of California Project A .............................................     5.400%    12/01/16           512
      430,000   California Statewide Communities Development Authority Certificates of
                   Participation Kaiser  Permanente ....................................     5.300%    12/01/15           439
    1,000,000   City and County of San Francisco International Airport, Revenue
                   Second Series Issue 1 (AMBAC  Insured) ..............................     6.100%    05/01/03         1,044
    1,000,000   City and County of San Francisco RDA, Tax Allocation 1997 Series B .....     5.700%    08/01/14         1,050
    1,000,000   City and County of San Francisco Sewer, Revenue Refunding Series 1992
                   (AMBAC Insured) .....................................................     5.800%    10/01/05         1,045
    1,000,000   City of Anaheim, Public Finance Authority Revenue Bond, Anaheim
                   Electric Utility Projects ...........................................     5.600%    10/01/16         1,022
    1,000,000   City of Fairfield, Water Revenue (AMBAC Insured) .......................     5.250%    04/01/14         1,016
    1,225,000   City of Industry, Urban Development Agency Tax Allocation
                   (MBIA Insured) ......................................................     5.250%    05/01/12         1,247
    1,500,000   City of Los Angeles, Wastewater System Revenue Series A (MBIA Insured) .     5.000%    12/01/11         1,549
      500,000   City of Pasadena, GO Refunding Police and Jail Building 1993 ...........     5.000%    06/01/07           513
    1,000,000   City of Riverside, Electric Revenue Refunding 1993 (AMBAC Insured) .....     5.000%    10/01/06         1,035
    1,000,000   City of Riverside, Electric Revenue Refunding 1993 (AMBAC Insured) .....     5.000%    10/01/13         1,005
    1,000,000   City of San Jose, Finance Authority (Convention Center Refunding Project)
                   1993 Series C (MBIA Insured) ........................................     5.750%    09/01/03         1,026
    1,000,000   City of Whittier, Solid Waste Revenue Series A (AMBAC Insured) .........     5.375%    08/01/14         1,023
      615,000   Contra Costa California Water District .................................     5.250%    10/01/16           619
    1,000,000   Contra Costa Water Authority, Water Treatment Revenue Refunding 1993
                   Series A (FGIC  Insured) ............................................     5.300%    10/01/05         1,039
    1,000,000   Contra Costa Water District, Water Revenue Series F (FGIC Insured) .....     5.250%    10/01/08         1,028
    1,500,000   East Bay CA MUD, Water System Subordinated Revenue Series 1998 .........     5.250%    06/01/14         1,542
      500,000   Fontanta California Spl Tax Ref-Sr-Cmnty FAcs Dist No 2-A ..............     5.250%    09/01/17           504
    1,000,000   Fresno CA Sewer Revenue Series A-1 .....................................     5.250%    09/01/19         1,022
      500,000   Industry Calif .........................................................     5.500%    07/01/16           512
    1,050,000   Kings River Consv Dist Calif Pine Flat Power Revenue ...................     5.125%    01/01/17         1,034
      450,000   Larkspur School District ...............................................     5.125%    08/01/18           447
    1,000,000   Los Angeles CA Convention & Exhibition Center Authority Lease Revenue ..     5.200%    08/15/09         1,033
      440,000   Los Angeles CA Municipal Improvement Corp. Lease Revenue ...............     5.000%    09/01/12           448
    1,000,000   Los Angeles Convention & Exhibition Center Authority Lease Revenue .....     5.375%    08/15/18         1,007
      500,000   Los Angeles County CA Public Works Finance Authority Lease Revenue .....     5.500%    10/01/11           531
    1,000,000   Los Angeles County Public Works Finance Authority, Lease Revenue
                   Series B (MBIA  Insured) ............................................     5.250%    09/01/09         1,056
      500,000   Los Angeles County Public Works Finance Authority, Regional
                   Park and Open Space District  Series A ..............................     5.000%    10/01/04           521
    1,000,000   Los Angeles County Public Works Finance Authority, Regional
                   Park and Open Space District  Series A ..............................     5.000%    10/01/16           997
      750,000   Los Angeles County Sanitation District Finance Authority, 1993 Series A      5.250%    10/01/06           785
    1,000,000   Los Angeles County Transportation Authority, Sales Tax Revenue .........     5.000%    07/01/15         1,003
    1,000,000   Los Angeles Dept. of Water & Power, Electric Plant Revenue Refunding ...     5.500%    09/01/07         1,045

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  51

                 FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
                           April 30, 2001 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                           Interest    Maturity  Value (000s)
  Face Amount   Issuer                                                                       Rate        Date      (Note 1)
-----------------------------------------------------------------------------------------------------------------------------

MUNICIPAL BONDS: (CONT.)

$   1,000,000   Los Angeles Dept. of Water & Power, Waterworks Revenue Refunding .......     5.625%    04/15/08    $    1,041
    1,000,000   Los Angeles Municipal Improvement Corporation Lease Revenue ............     5.375%    06/01/15         1,015
    1,000,000   M-S-R Public Power Agency, San Juan Project Revenue Series F ...........     5.650%    07/01/03         1,044
    1,000,000   Metropolitan Water District of Southern California, Waterworks GO
                   Refunding 1993 Series A .............................................     5.250%    03/01/05         1,044
    1,000,000   Modesto High School District, 1993 GO Refunding (FGIC Insured) .........     5.300%    08/01/04         1,048
    1,000,000   Modesto Irrigation District Finance Authority, Domestic Water
                   Project Revenue 1992 Series A  (AMBAC Insured) ......................     5.650%    09/01/03         1,050
      500,000   Northern California Power Agency, Geothermal Project #3 Series A .......     5.600%    07/01/06           525
      500,000   Northern California Power Agency, Geothermal Project #3,
                   Escrowed to Maturity Series A .......................................     5.600%    07/01/06           542
    1,000,000   Orange County Transportation Authority, Measure M Sales
                   Tax Revenue First Series 1992 .......................................     6.000%    02/15/06         1,083
    1,000,000   Orange County Transportation Authority, Measure M Sales
                   Tax Revenue Second Senior Series 1994  (FGIC Insured) ...............     5.000%    02/15/08         1,046
      500,000   Peralta California Community College District ..........................     5.350%    08/01/17           510
    1,000,000   Rancho Cucamonga RDA, 1994 Tax Allocation Refunding (MBIA Insured) .....     5.000%    09/01/07         1,036
      300,000   Sacramento California Municpal Utility District Revenue Series L .......     5.200%    07/01/17           302
    1,000,000   Sacramento County Sanitation District Finance Authority,
                   Revenue Bond (MBIA Insured) .........................................     5.000%    12/01/08         1,039
    1,000,000   Sacramento County Sanitation District Finance Authority,
                   Revenue Bond (MBIA Insured) .........................................     5.125%    12/01/13         1,019
    2,000,000   Sacramento MUD, Electric Revenue 1997 Series L .........................     5.125%    07/01/15         2,025
    1,000,000   San Bernardino County Transportation Authority, Sales Tax Revenue
                   1992 Series A (FGIC Insured) ........................................     6.000%    03/01/03         1,039
      500,000   San Francisco California City and County Public Utilities Common
                   Water Revenue, 1996 Series A ........................................     5.000%    11/01/17           495
      550,000   San Francisco City & County Redevelopment Financing Authority ..........     5.125%    08/01/18           533
      500,000   San Jose-Santa Clara County Water Financing Authority, Sewer Revenue ...     5.250%    11/15/12           516
      500,000   Santa Clara Calif Water District .......................................     5.000%    06/01/19           486
      500,000   Santa Clara County, Fremont California Union High School District
                   Series B ............................................................     5.250%    09/01/19           502
    1,000,000   Santa Margarita/Dana Point Authority Orange County, Revenue
                   Bond Series A .......................................................     5.375%    08/01/04         1,051
    1,000,000   Santa Monica-Malibu Unified School District, Public School
                   Facilities Reconstruction Projects ..................................     5.500%    08/01/18         1,064
    1,000,000   Southern California Public Power Authority, Palo Verde Power
                   Projects Revenue 1993 Series A ......................................     5.100%    07/01/06         1,045
    1,000,000   University of California, Housing System Revenue 1993 Series A
                   (MBIA Insured) ......................................................     5.500%    11/01/08         1,047
      250,000   University of California, Multi Purpose Revenue 2000 Series K ..........     5.000%    09/01/19           243
      500,000   University of California, Research Facilities Revenue 1995 Series C
                   (AMBAC Insured) .....................................................     5.100%    09/01/07           519
      250,000   Vacaville California Public Financing Authority Tax Allocation Revenue .     5.100%    09/01/11           255
    1,000,000   West & Central Basin Finance Authority, West Basin Water Revenue
                   Refunding  Project (AMBAC Insured) ..................................     5.125%    08/01/06         1,042
    1,500,000   Yucaipa School Facilities Finance Authority, 1995 Sweetwater
                   Refunding (MBIA Insured) ............................................     6.000%    09/01/10         1,543
                                                                                                                   ----------

     TOTAL MUNICIPAL BONDS (Cost $59,845)                                                                              62,019
                                                                                                                   ----------

      The accompanying notes are an integral part of these financial statements.

52  FREMONT MUTUAL FUNDS

                 FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
                           April 30, 2001 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                                                 Value (000s)
       Shares   Security Description                                                                               (Note 1)
-----------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT: 0.6%

      397,609   Provident Institutional Fund: Municipal Fund for  California
                   Investors, Inc. ............................................................................    $      398
                                                                                                                   ----------

     TOTAL SHORT-TERM INVESTMENT (Cost $398)                                                                              398
                                                                                                                   ----------
     TOTAL INVESTMENTS (Cost $60,243), 99.4%                                                                           62,417
                                                                                                                   ----------
     OTHER ASSETS AND LIABILITIES, NET, 0.6%                                                                              380
                                                                                                                   ----------
     NET ASSETS, 100.0%                                                                                            $   62,797
                                                                                                                   ==========

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  53

                           FREMONT MONEY MARKET FUND
                           April 30, 2001 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                           Interest    Maturity  Value (000s)
  Face Amount   Security Description                                                        Rate(a)      Date      (Note 1)
-----------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER 94.3%

CONSUMER DURABLES 23.7%
$  10,000,000   American Honda Finance Corp. ...........................................     4.880%    06/11/01    $    9,944
   10,000,000   BMW US Capital Corp. ...................................................     4.600%    05/02/01         9,999
   10,000,000   Coca-Cola Enterprises ..................................................     4.800%    05/23/01         9,971
   10,000,000   Eastman Kodak Co. ......................................................     4.680%    07/12/01         9,906
   10,000,000   Eastman Kodak Co. ......................................................     4.800%    06/20/01         9,933
    5,000,000   Eastman Kodak Co. ......................................................     4.960%    06/14/01         4,970
   10,000,000   Ford Motor Credit Co. of Puerto Rico ...................................     4.470%    05/01/01        10,000
   10,000,000   Ford Motor Credit Corp. ................................................     4.220%    07/18/01         9,909
    5,000,000   Ford Motor Credit Corp. ................................................     5.060%    05/07/01         4,996
   10,000,000   General Electric Capital Corp. .........................................     5.000%    07/10/01         9,903
    5,000,000   General Electric Capital Corp. .........................................     5.240%    06/04/01         4,975
   10,000,000   General Electric Capital Corp. .........................................     5.350%    05/21/01         9,970
   10,000,000   General Motors Acceptance Corp. ........................................     5.240%    05/22/01         9,969
   10,000,000   General Motors Acceptance Corp. ........................................     5.390%    05/01/01        10,000
    5,000,000   General Motors Acceptance Corp. ........................................     5.390%    06/07/01         4,975
   10,000,000   PACCAR Financial Corp. .................................................     4.880%    06/12/01         9,943
   10,000,000   Sharp Electronics Corp. ................................................     4.830%    05/31/01         9,960
   10,000,000   Sony Capital Corp. .....................................................     5.200%    05/08/01         9,990
   10,000,000   Unilever Capital Corp. .................................................     4.750%    05/24/01         9,970
   10,000,000   Unilever Capital Corp. .................................................     4.880%    06/15/01         9,939
                                                                                                                   ----------
                                                                                                                      179,222
                                                                                                                   ----------
CONSUMER NON-DURABLES 8.6%

    5,000,000   Archer Daniels Midland Co. .............................................     4.800%    07/17/01         4,949
    5,000,000   Coca-Cola Co. ..........................................................     5.200%    05/03/01         4,999
    5,000,000   Diageo Capital PLC** ...................................................     4.500%    08/02/01         4,942
   10,000,000   Diageo Capital PLC .....................................................     4.800%    06/18/01         9,936
   10,000,000   Diageo Capital PLC** ...................................................     5.000%    07/05/01         9,910
    5,000,000   Gillette Co. ...........................................................     4.580%    08/21/01         4,929
    5,000,000   Golden Peanut Co. ......................................................     5.150%    06/13/01         4,969
   10,000,000   Golden Peanut Co. ......................................................     5.350%    06/01/01         9,954
   10,000,000   Golden Peanut Co. ......................................................     5.470%    05/11/01         9,985
                                                                                                                   ----------
                                                                                                                       64,573
                                                                                                                   ----------
CONSUMER SERVICES 1.3%

   10,000,000   Harvard University .....................................................     4.700%    05/25/01         9,969
                                                                                                                   ----------
                                                                                                                        9,969
                                                                                                                   ----------
ENERGY 2.6%

   10,000,000   Chevron UK Investment PLC ..............................................     4.610%    07/09/01         9,912
   10,000,000   Chevron UK Investment PLC ..............................................     4.610%    07/16/01         9,903
                                                                                                                   ----------
                                                                                                                       19,815
                                                                                                                   ----------
FINANCIAL SERVICES (BANKS) 7.9%

    5,000,000   Banque Caisse D'Epargne De L'Etat ......................................     4.750%    06/25/01         4,964
   10,000,000   Banque Caisse D'Epargne De L'Etat ......................................     4.790%    07/11/01         9,906
   10,000,000   Banque Caisse D'Epargne De L'Etat ......................................     5.330%    05/11/01         9,985
   10,000,000   Halifax PLC ............................................................     4.530%    08/15/01         9,867
   10,000,000   Halifax PLC ............................................................     4.740%    08/13/01         9,863
   10,000,000   Svenska Handelsbanken ..................................................     4.480%    09/19/01         9,825
    5,000,000   Svenska Handelsbanken ..................................................     5.040%    05/07/01         4,996
                                                                                                                   ----------
                                                                                                                       59,406
                                                                                                                   ----------
FINANCIAL SERVICES (OTHER) 33.7%

   10,000,000   Allianz of America Finance Corp.** .....................................     5.000%    05/10/01         9,987
   10,000,000   American Express Credit ................................................     4.600%    05/04/01         9,996
   10,000,000   Associates First Capital Corp. .........................................     5.230%    05/18/01         9,975

      The accompanying notes are an integral part of these financial statements.

54  FREMONT MUTUAL FUNDS

                           FREMONT MONEY MARKET FUND
                           April 30, 2001 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                           Interest    Maturity  Value (000s)
  Face Amount   Security Description                                                        Rate(a)      Date      (Note 1)
-----------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (OTHER) (CONT.)

$  10,000,000   AWB Finance Ltd. .......................................................     5.250%    05/15/01    $    9,980
   10,000,000   CIT Group Holdings, Inc. ...............................................     4.280%    06/19/01         9,942
   10,000,000   CIT Group Holdings, Inc. ...............................................     4.850%    05/30/01         9,961
    5,000,000   CIT Group Holdings, Inc. ...............................................     5.350%    05/10/01         4,993
   10,000,000   Credit Suisse First Boston, Inc. .......................................     4.880%    07/02/01         9,916
   10,000,000   Credit Suisse First Boston, Inc. .......................................     5.040%    08/06/01         9,864
    5,000,000   Credit Suisse First Boston, Inc. .......................................     5.370%    05/09/01         4,994
    5,000,000   Dairy Investments (Bermuda) Ltd. .......................................     5.030%    05/14/01         4,991
   10,000,000   Dairy Investments (Bermuda) Ltd. .......................................     5.120%    05/14/01         9,981
   10,000,000   Dexia CLF Finance Co.** ................................................     5.200%    05/02/01         9,999
    5,000,000   Goldman Sachs & Co. ....................................................     5.020%    05/09/01         4,994
   10,000,000   Goldman Sachs Group, Inc. ..............................................     4.300%    10/10/01         9,806
   10,000,000   Goldman Sachs Group, Inc. ..............................................     6.030%    05/11/01         9,983
   10,000,000   KFW International Finance ..............................................     4.680%    07/19/01         9,897
   10,000,000   Marsh & McLennan Cos., Inc. ............................................     4.630%    07/12/01         9,907
   10,000,000   Merrill Lynch & Co., Inc. ..............................................     4.820%    05/16/01         9,980
    5,000,000   Prudential Funding Corp. ...............................................     4.750%    06/14/01         4,971
   10,000,000   Prudential Funding Corp. ...............................................     5.220%    05/04/01         9,996
   10,000,000   Swedish Export Credit Corp. ............................................     4.950%    08/01/01         9,873
    5,000,000   Swiss Re Financial Products** ..........................................     4.700%    06/22/01         4,965
    5,000,000   Swiss Re Financial Products ............................................     4.800%    06/15/01         4,970
   10,000,000   Swiss Re Financial Products ............................................     4.800%    06/22/01         9,932
   10,000,000   Transamerica Finance Corp. .............................................     4.340%    06/21/01         9,938
   10,000,000   Transamerica Finance Corp. .............................................     4.730%    06/26/01         9,926
    5,000,000   Transamerica Finance Corp. .............................................     5.390%    05/03/01         4,998
   10,000,000   UBS Finance (Delaware), Inc. ...........................................     4.920%    06/05/01         9,952
    5,000,000   UBS Finance (Delaware), Inc. ...........................................     5.350%    05/07/01         4,996
                                                                                                                   ----------
                                                                                                                      253,663
                                                                                                                   ----------
HEALTH CARE 1.3%

   10,000,000   Queen's Health Systems** ...............................................     4.500%    05/03/01         9,997
                                                                                                                   ----------
                                                                                                                        9,997
                                                                                                                   ----------
RAW MATERIALS 5.4%

   10,000,000   Du Pont (E.I.) de Nemours & Co. ........................................     4.680%    06/25/01         9,928
    5,000,000   Great Lakes Chemical Corp.** ...........................................     4.850%    06/07/01         4,975
   10,000,000   Henkel Corp.** .........................................................     4.640%    07/23/01         9,893
    5,000,000   Solvay Finance** .......................................................     4.700%    07/13/01         4,952
    5,000,000   Solvay Finance .........................................................     4.750%    07/13/01         4,952
    5,900,000   Sonoco Products, Inc. ..................................................     4.675%    05/01/01         5,900
                                                                                                                   ----------
                                                                                                                       40,600
                                                                                                                   ----------
TECHNOLOGY (EQUIPMENT) 2.6%

   10,000,000   Nortel Networks, Inc. ..................................................     4.680%    07/06/01         9,914
   10,000,000   Nortel Networks, Inc. ..................................................     4.900%    06/04/01         9,954
                                                                                                                   ----------
                                                                                                                       19,868
                                                                                                                   ----------
UTILITIES 7.2%

   10,000,000   National Rural Utilities Cooperative Finance Corp. .....................     4.500%    09/11/01         9,834
   10,000,000   National Rural Utilities Cooperative Finance Corp. .....................     4.770%    05/17/01         9,979
   10,000,000   Rio Tinto America, Inc. ................................................     4.830%    05/29/01         9,962
   10,000,000   Rio Tinto America, Inc.** ..............................................     4.920%    06/06/01         9,951
   10,000,000   Verizon Net Funding ....................................................     4.950%    06/08/01         9,947
    5,000,000   Verizon Net Funding ....................................................     5.300%    05/03/01         4,999
                                                                                                                   ----------
                                                                                                                       54,672
                                                                                                                   ----------

     TOTAL COMMERCIAL PAPER (Cost $711,785)                                                                           711,785
                                                                                                                   ----------

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  55

                           FREMONT MONEY MARKET FUND
                           April 30, 2001 (Unaudited)

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                                           Interest    Maturity  Value (000s)
  Face Amount   Security Description                                                        Rate(a)      Date      (Note 1)
-----------------------------------------------------------------------------------------------------------------------------

OTHER SHORT-TERM INVESTMENTS  4.5%

$   5,000,000   FHLB, AN ...............................................................     4.750%    02/15/02    $    4,809
   10,000,000   FHLMC, AN ..............................................................     3.960%    04/25/02         9,605
   10,000,000   FNMA, AN ...............................................................     4.020%    04/05/02         9,622
   10,000,000   FNMA, AN ...............................................................     6.630%    11/14/01        10,000
       99,298   Repurchase Agreement, State Street Bank and  Trust Co., 4.100%, 05/01/01
                   (Maturity Value $99)  (Cost $99) Collateral: FHLB, 7.000%, 03/15/10 .               05/01/01            99
                                                                                                                   ----------

     TOTAL OTHER SHORT-TERM INVESTMENTS (Cost $34,135)                                                                 34,135
                                                                                                                   ----------
     TOTAL INVESTMENTS (Cost $745,920), 98.8%                                                                         745,920
                                                                                                                   ----------
     OTHER ASSETS AND LIABILITIES, NET, 1.2%                                                                            9,074
                                                                                                                   ----------
     NET ASSETS, 100.0%                                                                                            $  754,994
                                                                                                                   ==========

      The accompanying notes are an integral part of these financial statements.

56  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
              Notes to Schedules of Investments in Securities and
                    Net Assets - April 30, 2001 (Unaudited)

The  following   footnotes  and  abbreviations   relate  to  the  Statements  of
Investments in Securities and Net Assets on pages 24 through 56.

 *   Non-income producing security

** Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors.

(a)  Represents discount rate or yield to maturity at the date of acquisition.

(b) As of April 30, 2001, these securities represent ownership of at least 5% of the voting securities of the issuer and are, therefore, affiliates as defined in the Investment Company Act of 1940; See Note 6 of "Notes to Financial Statements."

+    On deposit with broker for initial margin on futures contracts (Notes 5).

PORTFOLIO ABBREVIATIONS

ADR       American Depositary Receipt
AMBAC     American Municipal Bond Assurance Corp.
AN        Agency Note
ARM       Adjustable Rate Mortgage
CMO       Collateralized Mortgage Obligation
CP        Commercial Paper
FFCB      Federal Farm Credit Bank
FGIC      Financial Guaranty Insurance Corp.
FHLB      Federal Home Loan Bank
FHLMC     Federal Home Loan Mortgage Corp.
FNMA      Federal National Mortgage Association
FRN       Floating Rate Note
GDR       Global Depositary Receipt
GNMA      Government National Mortgage Association
GO        General Obligation
MBIA      Municipal Bond Investor Assurance Corp.
MTN       Medium Term Note
MUD       Municipal Utility District
RDA       Redevelopment Agency
REIT      Real Estate Investment Trust
RFMSI     Residential Funding Mortgage Securities I
TBA       To Be Announced

CURRENCY ABBREVIATIONS

AU$       Australian Dollar
(pound)   British Pound
CN$       Canadian Dollar
DK        Danish Kroner
(euro)    Euro
DM        German Deutschemark
(Y)       Japanese Yen
NZ$       New Zealand Dollar
SK        Swedish Krona
$         U.S. Dollar

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  57

                           FREMONT MUTUAL FUNDS, INC.
              Notes to Schedules of Investments in Securities and
                    Net Assets - April 30, 2001 (Unaudited)

COUNTRY            COUNTRY                     INTERNATIONAL    EMERGING
  CODE                NAME      GLOBAL FUND     GROWTH FUND   MARKETS FUND   BOND FUND
--------------------------------------------------------------------------------------

    AR        Argentina               --              --           1.8%          --
    AU        Australia              0.6%            2.4%           --           --
    BE        Belgium                1.0%             --            --           --
    BM        Bermuda                0.3%            0.3%           --           --
    BR        Brazil                 0.4%             --          12.5%          --
    CA        Canada                 1.3%            3.2%           --           --
    CN        China                   --              --           3.6%          --
    HR        Croatia                 --              --           2.0%          --
    DK        Denmark                0.1%             --            --           --
    FI        Finland                0.8%            3.4%           --           --
    FR        France                 2.2%            7.0%           --           --
    DE        Germany                3.7%            4.9%           --          1.7%
    GR        Greece                  --             0.1%          2.9%          --
    HK        Hong Kong              0.3%            3.9%          9.8%          --
    HU        Hungary                 --              --           3.4%          --
    IN        India                   --              --           6.6%          --
    IE        Ireland                0.4%            1.0%           --           --
    IL        Israel                 0.1%             --           1.7%          --
    IT        Italy                  4.6%            2.5%           --           --
    JP        Japan                  5.4%           24.6%           --           --
    LU        Luxembourg              --             0.3%           --           --
    MY        Malaysia               0.4%             --            --           --
    MX        Mexico                 0.6%            1.0%          8.6%         0.1%
    NL        Netherlands            2.3%            5.7%           --           --
    NZ        New Zealand            0.1%             --            --           --
    NO        Norway                 0.4%            0.8%           --           --
    PE        Peru                    --              --           0.8%          --
    PH        Philippines             --              --           1.6%          --
    PL        Poland                  --              --           1.2%          --
    PT        Portugal                --             0.4%           --           --
    RU        Russian Federation      --             0.2%          1.5%          --
    SG        Singapore              0.1%            1.2%          1.9%          --
    ZA        South Africa            --              --           1.5%          --
    KR        South Korea            0.3%            1.8%         13.2%          --
    ES        Spain                  0.9%            1.0%           --           --
    SE        Sweden                 0.1%            1.1%           --           --
    CH        Switzerland            0.6%            6.5%           --           --
    TW        Taiwan                 0.3%            2.0%          7.9%          --
    TH        Thailand                --              --           5.4%          --
    TR        Turkey                 0.1%             --           3.4%          --
    UK        United Kingdom         2.9%           13.3%          2.2%         1.1%
    US        United States         69.7%           11.4%          6.5%        97.1%
                                   ---------------------------------------------------
                                   100.0%          100.0%        100.0%       100.0%
                                   ===================================================

      The accompanying notes are an integral part of these financial statements.

58  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                           April 30, 2001 (Unaudited)

                       This page left blank intentionally

                                                        FREMONT MUTUAL FUNDS  59

                           FREMONT MUTUAL FUNDS, INC.
                           April 30, 2001 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES
(All numbers in thousands except net asset value per share)

                                                                                        INTERNATIONAL      EMERGING
                                                                          GLOBAL           GROWTH           MARKETS
                                                                           FUND             FUND             FUND
                                                                       ----------------------------------------------
ASSETS:

     Investments in securities at cost                                 $    670,383     $     68,638     $     11,387
     Repurchase agreements at cost                                           89,929            6,574              896
                                                                       ------------     ------------     ------------
          TOTAL INVESTMENTS AT COST                                    $    760,312     $     75,212     $     12,283
                                                                       ============     ============     ============

     Investments in securities at value                                $    640,593     $     66,838     $     10,897
     Repurchase agreements at value                                          89,929            6,574              896
     Cash                                                                   331,717               --               15
     Dividends and interest receivable                                        3,327              220               38
     Receivable for securities sold                                           8,247               62               --
     Receivable from sale of fund shares                                        315            1,889              121
     Receivable from management                                                  --               16               10
     Unrealized appreciation on foreign currency contracts                    5,680              292               --
     Other assets                                                                --               --                1
                                                                       ------------     ------------     ------------
          TOTAL ASSETS                                                    1,079,808           75,891           11,978
                                                                       ------------     ------------     ------------

LIABILITIES:

     Bank overdraft                                                              --               12               --
     Liabilities for options written                                            148               --               --
     Payable for securities purchased                                       354,267               --              271
     Payable for fund shares redeemed                                        14,369            4,200                2
     Payable for variation margin                                             3,587               --               --
     Unrealized depreciation on foreign currency contracts                      793              143               --
     Accrued expenses:
          Investment advisory, administrative and distribution fees             411               74               13
          Other                                                                 184               57               38
                                                                       ------------     ------------     ------------
          TOTAL LIABILITIES                                                 373,759            4,486              324
                                                                       ------------     ------------     ------------
NET ASSETS                                                             $    706,049     $     71,405     $     11,654
                                                                       ============     ============     ============
Net assets consist of:
     Paid in capital                                                   $    771,495     $     72,571     $     16,589
     Undistributed net investment income (loss)                              (1,247)              56               36
     Unrealized appreciation (depreciation) on investments,
          options and futures                                               (30,173)          (1,800)            (490)
     Unrealized appreciation (depreciation) on foreign currency
          contracts and other assets and liabilities                          3,990              142               (1)
     Accumulated net realized gain (loss)                                   (38,016)             436           (4,480)
                                                                       ------------     ------------     ------------
NET ASSETS                                                             $    706,049     $     71,405     $     11,654
                                                                       ============     ============     ============
SHARES OF CAPITAL STOCK OUTSTANDING                                          59,363            6,956            1,511
                                                                       ============     ============     ============
NET ASSET VALUE PER SHARE                                              $      11.89     $      10.26     $       7.71
                                                                       ============     ============     ============

The Global Fund received premiums of $146 on options written and outstanding at April 30, 2001.

      The accompanying notes are an integral part of these financial statements.

60  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                           April 30, 2001 (Unaudited)

   NEW ERA          STRUCTURED         U.S.            U.S.         REAL ESTATE
    VALUE              CORE         SMALL CAP       MICRO-CAP       SECURITIES
    FUND               FUND            FUND            FUND            FUND
--------------------------------------------------------------------------------

$      9,721       $     86,656    $     45,567    $    576,041    $     18,388
         995              1,521          14,346         129,652              96
------------       ------------    ------------    ------------    ------------
$     10,716       $     88,177    $     59,913    $    705,693    $     18,484
============       ============    ============    ============    ============

$      9,568       $    105,063    $     44,493    $    483,427    $     18,954
         995              1,521          14,346         129,652              96
           3                  4              11              14              --
           7                 80               2              15              16
          --                 --           2,156           4,464             397
         120                115           3,907           5,785               4
          13                 --              16              --               8
          --                 --              --              --              --
          --                 --               4              --               4
------------       ------------    ------------    ------------    ------------
      10,706            106,783          64,935         623,357          19,479
------------       ------------    ------------    ------------    ------------

          --                 --              --              --               3
          --                 --              --              --              --
         180                 --             325           3,035              --
          --                103              15           2,360              17
          --                 17              --              --              --
          --                 --              --              --              --

           6                 52              61             619              19
          41                 50              83              --              82
------------       ------------    ------------    ------------    ------------
         227                222             484           6,014             121
------------       ------------    ------------    ------------    ------------
$     10,479       $    106,561    $     64,451    $    617,343    $     19,358
============       ============    ============    ============    ============

$     10,624       $     93,896    $     74,930    $    733,201    $     25,042
           6                186             (83)           (643)           (123)

        (153)            18,852          (1,074)        (92,614)            566

          --                 --              --              --              --
           2             (6,373)         (9,322)        (22,601)         (6,127)
------------       ------------    ------------    ------------    ------------
$     10,479       $    106,561    $     64,451    $    617,343    $     19,358
============       ============    ============    ============    ============
       1,090              8,217           4,583          23,826           2,370
============       ============    ============    ============    ============
$       9.62       $      12.97    $      14.06    $      25.91    $       8.17
============       ============    ============    ============    ============

                                                        FREMONT MUTUAL FUNDS  61

                           FREMONT MUTUAL FUNDS, INC.
                           April 30, 2001 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES
(All numbers in thousands except net asset value per share)

                                                                                         CALIFORNIA
                                                                           BOND         INTERMEDIATE     MONEY MARKET
                                                                           FUND        TAX-FREE FUND         FUND
                                                                       ----------------------------------------------

ASSETS:

     Investments in securities at cost                                 $    513,647     $     60,243     $    745,821
     Repurchase agreements at cost                                           57,551               --               99
                                                                       ------------     ------------     ------------
          TOTAL INVESTMENTS AT COST                                    $    571,198     $     60,243     $    745,920
                                                                       ============     ============     ============

     Investments in securities at value                                $    514,055     $     62,417     $    745,821
     Repurchase agreements at value                                          57,551               --               99
     Cash                                                                     2,822              147               --
     Dividends and interest receivable                                        3,183              777              309
     Receivable for securities sold                                           1,559               --               --
     Receivable from sale of fund shares                                      1,625               --           16,009
     Receivable from management                                                  --                8               --
     Variation margin receivable                                                765               --               --
     Other receivables                                                          125               --               --
     Unrealized appreciation on foreign currency contracts                        9               --               --
                                                                       ------------     ------------     ------------
          TOTAL ASSETS                                                      581,694           63,349          762,238
                                                                       ------------     ------------     ------------
LIABILITIES:

     Liabilities for options written                                            208               --               --
     Income dividend payable                                                     88              162               11
     Payable for securities purchased                                       120,568               --              346
     Payable for fund shares redeemed                                         6,733              331            6,582
     Accrued expenses:
          Investment advisory, administrative and distribution fees             190               25              219
          Other                                                                   6               34               86
                                                                       ------------     ------------     ------------
          TOTAL LIABILITIES                                                 127,793              552            7,244
                                                                       ------------     ------------     ------------
NET ASSETS                                                             $    453,901     $     62,797     $    754,994
                                                                       ============     ============     ============
Net assets consist of:
     Paid in capital                                                   $    458,015     $     60,934     $    754,994
     Undistributed net investment income (loss)                                (295)              33               --
     Unrealized appreciation (depreciation) on investments,
          options and futures                                                (1,255)           2,174               --
     Unrealized depreciation on foreign currency
          contracts and other assets and liabilities                            (85)              --               --
     Accumulated net realized loss                                           (2,479)            (344)              --
                                                                       ------------     ------------     ------------
NET ASSETS                                                             $    453,901     $     62,797     $    754,994
                                                                       ============     ============     ============
SHARES OF CAPITAL STOCK OUTSTANDING                                          45,325            5,775          754,994
                                                                       ============     ============     ============
NET ASSET VALUE PER SHARE                                              $      10.01     $      10.87     $       1.00
                                                                       ============     ============     ============

The Bond Fund received premiums of $147 on options written and outstanding at April 30, 2001.

      The accompanying notes are an integral part of these financial statements.

62  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                           April 30, 2001 (Unaudited)

                       This page left blank intentionally

                                                        FREMONT MUTUAL FUNDS  63

                           FREMONT MUTUAL FUNDS, INC.
                  Six Months Ended April 30, 2001 (Unaudited)

STATEMENTS OF OPERATIONS
(All numbers in thousands)

                                                                                        INTERNATIONAL      EMERGING
                                                                          GLOBAL           GROWTH           MARKETS
                                                                           FUND             FUND             FUND
                                                                       ----------------------------------------------
INVESTMENT INCOME:

     Interest                                                          $      9,989     $        118     $          8
     Dividends                                                                1,919              402              107
                                                                       ------------     ------------     ------------
          TOTAL INCOME**                                                     11,908              520              115
                                                                       ------------     ------------     ------------
EXPENSES:

     Investment advisory and administrative fees                              2,716              400               61
     Shareholder servicing fees                                                 131               53               15
     Custody fees                                                               169               39               12
     Distribution fees                                                           --               87               13
     Accounting fees                                                            207               15               10
     Audit and legal fees                                                        28               23               20
     Directors' fees                                                              9                9                9
     Registration fees                                                           49               18                3
     Reports to shareholders                                                     14               13               11
     Interest expense                                                            11                4                3
     Other                                                                       33               15                8
                                                                       ------------     ------------     ------------
          TOTAL EXPENSES BEFORE REDUCTIONS                                    3,367              676              165
     Earned custody credits                                                      (5)              --               (1)
     Expenses waived and/or reimbursed by Advisor                                --             (153)             (85)
                                                                       ------------     ------------     ------------
     TOTAL NET EXPENSES                                                       3,362              523               79
                                                                       ------------     ------------     ------------
          NET INVESTMENT INCOME (LOSS)                                        8,546               (3)              36
                                                                       ------------     ------------     ------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
   AND FOREIGN CURRENCY:
     Net realized gain (loss) from:
          Investments                                                       (25,618)              15           (2,053)
          Futures                                                           (19,863)              --               --
          Options                                                                (6)              --               --
          Foreign currency transactions                                       4,648              468              (23)
     Net unrealized appreciation (depreciation) on:
          Investments, options and futures                                  (31,257)          (5,714)           1,808
     Translation of assets and liabilities in foreign currencies             (1,999)             256                8
                                                                       ------------     ------------     ------------
          Net realized and unrealized gain (loss) from investments
               and foreign currency                                         (74,095)          (4,975)            (260)
                                                                       ------------     ------------     ------------
          NET INCREASE (DECREASE) IN NET ASSETS RESULTING
               FROM OPERATIONS                                         $    (65,549)    $     (4,978)    $       (224)
                                                                       ============     ============     ============

 *   Period from 12/29/00 (date of inception) to 4/30/01.
** Net of foreign taxes withheld of $54 for the Global Fund, $53 for the International Fund and $12 for the Emerging Markets Fund.

      The accompanying notes are an integral part of these financial statements.

64  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                  Six Months Ended April 30, 2001 (Unaudited)

   NEW ERA          STRUCTURED         U.S.            U.S.         REAL ESTATE
    VALUE              CORE         SMALL CAP       MICRO-CAP       SECURITIES
    FUND*              FUND            FUND            FUND            FUND
--------------------------------------------------------------------------------

$         13       $        147    $        366    $      4,431    $         17
          18                698               1             126             572
------------       ------------    ------------    ------------    ------------
          31                845             367           4,557             589
------------       ------------    ------------    ------------    ------------

          18                355             345           5,208             112
          21                 49              77              --              51
          10                 12              18              --               3
          --                 --              75              --              28
           6                 13              12              --               6
           5                 17              22              --              45
           4                  9               9              --               8
           7                  4              11              --              --
           7                 24              24              --              15
          --                  1               1              --               3
           3                 10               7              --               4
------------       ------------    ------------    ------------    ------------
          81                494             601           5,208             275
          --                 --              (1)             --              (1)
         (56)                --            (150)             --            (107)
------------       ------------    ------------    ------------    ------------
          25                494             450           5,208             167
------------       ------------    ------------    ------------    ------------
           6                351             (83)           (651)            422
------------       ------------    ------------    ------------    ------------

           2             (4,625)         (7,244)        (18,944)            190
          --               (733)             --              --              --
          --                 --              --              --              --
          --                 --              --              --              --

        (153)           (10,206)         (4,236)       (132,380)          1,485
          --                 --              --              --              --
------------       ------------    ------------    ------------    ------------

        (151)           (15,564)        (11,480)       (151,324)          1,675
------------       ------------    ------------    ------------    ------------

$       (145)      $    (15,213)   $    (11,563)   $   (151,975)   $      2,097
============       ============    ============    ============    ============

                                                        FREMONT MUTUAL FUNDS  65

                           FREMONT MUTUAL FUNDS, INC.
                  Six Months Ended April 30, 2001 (Unaudited)

STATEMENTS OF OPERATIONS
(All numbers in thousands)

                                                                                         CALIFORNIA
                                                                           BOND         INTERMEDIATE     MONEY MARKET
                                                                           FUND        TAX-FREE FUND         FUND
                                                                       ----------------------------------------------
INVESTMENT INCOME:

     Interest                                                          $     11,618     $      1,595     $     22,028
                                                                       ------------     ------------     ------------
          TOTAL INCOME                                                       11,618            1,595           22,028
                                                                       ------------     ------------     ------------
EXPENSES:

     Investment advisory and administrative fees                                953              160            1,296
     Shareholder servicing fees                                                  24                6               84
     Custody fees                                                                21                2               30
     Accounting fees                                                             20                9               41
     Audit and legal fees                                                        12               20               16
     Directors' fees                                                              8                9                8
     Registration fees                                                           36                1                4
     Reports to shareholders                                                     21               12               35
     Interest expense                                                           366               13                2
     Other                                                                        8                8               25
                                                                       ------------     ------------     ------------
          TOTAL EXPENSES BEFORE REDUCTIONS                                    1,469              240            1,541

     Earned custody credits                                                      (9)              (2)              --
     Expenses waived and/or reimbursed by Advisor                               (87)             (70)              --
                                                                       ------------     ------------     ------------
          TOTAL NET EXPENSES                                                  1,373              168            1,541
                                                                       ------------     ------------     ------------
               NET INVESTMENT INCOME                                         10,245            1,427           20,487
                                                                       ------------     ------------     ------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
  AND FOREIGN CURRENCY:
     Net realized gain (loss) from:
          Investments                                                         3,276               29               --
          Futures                                                              (643)              --               --
          Options                                                              (115)              --               --
          Foreign currency transactions                                        (318)              --               --
     Net unrealized appreciation (depreciation) on:
          Investments, options and futures                                    3,688               (1)              --
          Translation of assets and liabilities in foreign currencies          (322)              --               --
                                                                       ------------     ------------     ------------
          Net realized and unrealized gain (loss) from investments
            and foreign currency                                              5,566               28               --
                                                                       ------------     ------------     ------------
               NET INCREASE IN NET ASSETS RESULTING
                 FROM OPERATIONS                                       $     15,811     $      1,455     $     20,487
                                                                       ============     ============     ============

      The accompanying notes are an integral part of these financial statements.

66  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                  Six Months Ended April 30, 2001 (Unaudited)

                       This page left blank intentionally

                                                        FREMONT MUTUAL FUNDS  67

                           FREMONT MUTUAL FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended April 30, 2001 (Unaudited) and the Year Ended October 31, 2000
(All numbers in thousands)

                                                                                                        INTERNATIONAL
                                                                              GLOBAL                        GROWTH
                                                                               FUND                          FUND
                                                                     -------------------------     -------------------------

                                                                      04/30/01       10/31/00       04/30/01       10/31/00
                                                                     ----------     ----------     ----------     ----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
     Net investment income (loss)                                    $    8,546     $   19,859     $       (3)    $      (29)
     Net realized gain (loss) from investments
          and transactions in written options and futures               (45,487)        67,178             15          6,477
     Net realized gain (loss) from foreign currency transactions          4,648          8,901            468           (607)
     Net unrealized appreciation (depreciation) on investments          (31,257)       (44,066)        (5,714)        (8,489)
     Net unrealized appreciation (depreciation) on translation of
          assets and liabilities in foreign currencies                   (1,999)         8,278            256             40
                                                                     ----------     ----------     ----------     ----------

          Net increase (decrease) in net assets from operations         (65,549)        60,150         (4,978)        (2,608)
                                                                     ----------     ----------     ----------     ----------

  Distributions to shareholders from:
     Net investment income                                               (8,451)       (28,024)            --           (103)
     Net realized gains                                                 (20,538)       (98,478)        (4,851)        (2,841)
                                                                     ----------     ----------     ----------     ----------
          Total distributions to shareholders                           (28,989)      (126,502)        (4,851)        (2,944)
                                                                     ----------     ----------     ----------     ----------

  From capital share transactions:
     Proceeds from shares sold                                          353,583        540,486        178,659        452,255
     Value of shares issued on merger                                        --             --             --          7,431
     Reinvested dividends                                                28,779        123,370          2,657          1,284
     Payments for shares redeemed                                      (381,265)      (484,822)      (186,599)      (428,875)
                                                                     ----------     ----------     ----------     ----------

          Net increase (decrease) in net assets
               from capital share transactions                            1,097        179,034         (5,283)        32,095
                                                                     ----------     ----------     ----------     ----------

     Net increase (decrease) in net assets                              (93,441)       112,682        (15,112)        26,543

Net assets at beginning of period                                       799,490        686,808         86,517         59,974
                                                                     ----------     ----------     ----------     ----------

NET ASSETS AT END OF PERIOD                                          $  706,049     $  799,490     $   71,405     $   86,517
                                                                     ==========     ==========     ==========     ==========
Undistrubuted net investment income (loss)                           $   (1,247)    $   (1,342)    $       56     $       59
                                                                     ==========     ==========     ==========     ==========

CAPITAL TRANSACTIONS IN SHARES:
     Sold                                                                28,915         35,930         17,026         31,779
     Issued on merger                                                        --             --             --            528
     Reinvested dividends                                                 2,302          8,713            242             99
     Redeemed                                                           (30,970)       (32,092)       (17,438)       (29,881)
                                                                     ----------     ----------     ----------     ----------
          Net increase (decrease) from capital share transactions           247         12,551           (170)         2,525
                                                                     ==========     ==========     ==========     ==========

      The accompanying notes are an integral part of these financial statements.

68  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.

        EMERGING               NEW ERA            STRUCTURED                     U.S.
        MARKETS                 VALUE                CORE                      SMALL CAP
          FUND                  FUND                 FUND                        FUND
------------------------     ----------    ------------------------    -------------------------
                            PERIOD FROM
                            12/29/00 TO
 04/30/01      10/31/00       04/30/01      04/30/01      10/31/00      04/30/01       10/31/00
----------    ----------     ----------    ----------    ----------    ----------     ----------
$       36    $      (48)    $        6    $      351    $      766    $      (83)    $     (303)

    (2,053)        3,784              2        (5,358)        7,306        (7,244)         9,333
       (23)           (7)            --
     1,808        (3,742)          (153)      (10,206)        1,341        (4,236)        (3,839)

         8            (8)            --            --            --            --             --
----------    ----------     ----------    ----------    ----------    ----------     ----------
      (224)          (21)          (145)      (15,213)        9,413       (11,563)         5,191
----------    ----------     ----------    ----------    ----------    ----------     ----------

        --          (464)            --          (166)         (864)           --             (1)
        --            --             --        (5,975)       (9,408)       (6,324)        (4,782)
----------    ----------     ----------    ----------    ----------    ----------     ----------
        --          (464)            --        (6,141)      (10,272)       (6,324)        (4,783)
----------    ----------     ----------    ----------    ----------    ----------     ----------

    21,264        44,334         11,563        17,927        74,722        33,763        112,169
        --            --             --            --            --            --             --
        --           418             --         5,750         8,512         6,094          4,497
   (22,387)      (42,854)          (939)      (19,792)     (101,104)      (29,586)       (74,586)
----------    ----------     ----------    ----------    ----------    ----------     ----------

    (1,123)        1,898         10,624         3,885       (17,870)       10,271         42,080
----------    ----------     ----------    ----------    ----------    ----------     ----------
    (1,347)        1,413         10,479       (17,469)      (18,729)       (7,616)        42,488
    13,001        11,588             --       124,030       142,759        72,067         29,579
----------    ----------     ----------    ----------    ----------    ----------     ----------
$   11,654    $   13,001     $   10,479    $  106,561    $  124,030    $   64,451     $   72,067
==========    ==========     ==========    ==========    ==========    ==========     ==========
$       36    $       --     $        6    $      186    $        1    $      (83)    $       --
==========    ==========     ==========    ==========    ==========    ==========     ==========

     2,698         4,491          1,184         1,333         4,772         2,360          5,017
        --            --             --            --            --            --             --
        --            44             --           428           560           417            244
    (2,818)       (4,349)           (94)       (1,500)       (6,470)       (2,048)        (3,287)
----------    ----------     ----------    ----------    ----------    ----------     ----------
      (120)          186          1,090           261        (1,138)          729          1,974
==========    ==========     ==========    ==========    ==========    ==========     ==========

                                                        FREMONT MUTUAL FUNDS  69

                           FREMONT MUTUAL FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended April 30, 2001 (Unaudited) and the Year Ended October 31, 2000
(All numbers in thousands)

                                                                               U.S.                      REAL ESTATE
                                                                            MICRO-CAP                     SECURITIES
                                                                               FUND                          FUND
                                                                     -------------------------     -------------------------
                                                                      04/30/01       10/31/00       04/30/01       10/31/00
                                                                     ----------     ----------     ----------     ----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
     Net investment income (loss)                                    $     (651)    $      500     $      422     $    1,715
     Net realized gain (loss) from investments
          and transactions in written options and futures               (18,944)       189,664            190            375
     Net realized gain (loss) from foreign currency transactions             --             --             --             --
     Net unrealized appreciation (depreciation) on investments         (132,380)       (27,312)         1,485          1,220
     Net unrealized appreciation (depreciation) on translation of
          assets and liabilities in foreign currencies                       --             --             --             --
                                                                     ----------     ----------     ----------     ----------
          Net increase (decrease) in net assets from operations        (151,975)       162,852          2,097          3,310
                                                                     ----------     ----------     ----------     ----------
  Distributions to shareholders from:
     Net investment income                                                   --           (492)          (545)        (1,715)
     Net realized gains                                                 (65,293)      (128,587)            --             --
     Paid in capital                                                         --             --             --           (269)
                                                                     ----------     ----------     ----------     ----------
          Total distributions to shareholders                           (65,293)      (129,079)          (545)        (1,984)
                                                                     ----------     ----------     ----------     ----------
  From capital share transactions:
     Proceeds from shares sold                                          308,561      1,577,644          2,040         14,131
     Reinvested dividends                                                63,270        119,451            532          1,753
     Payments for shares redeemed                                      (363,193)    (1,205,398)       (10,595)       (22,880)
                                                                     ----------     ----------     ----------     ----------
          Net increase (decrease) in net assets
            from capital share transactions                               8,638        491,697         (8,023)        (6,996)
                                                                     ----------     ----------     ----------     ----------
     Net increase (decrease) in net assets                             (208,630)       525,470         (6,471)        (5,670)

Net assets at beginning of period                                       825,973        300,503         25,829         31,499
                                                                     ----------     ----------     ----------     ----------
NET ASSETS AT END OF PERIOD                                          $  617,343     $  825,973     $   19,358     $   25,829
                                                                     ==========     ==========     ==========     ==========
Undistributed net investment income (loss)                           $     (643)    $        8     $     (123)    $       --
                                                                     ==========     ==========     ==========     ==========
CAPITAL TRANSACTIONS IN SHARES:
     Sold                                                                11,002         36,444            253          1,827
     Reinvested dividends                                                 2,342          3,410             66            227
     Redeemed                                                           (13,127)       (26,839)        (1,263)        (2,936)
                                                                     ----------     ----------     ----------     ----------
          Net increase (decrease) from capital share transactions           217         13,015           (944)          (882)
                                                                     ==========     ==========     ==========     ==========

      The accompanying notes are an integral part of these financial statements.

70  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.

                                    CALIFORNIA
          BOND                     INTERMEDIATE                MONEY MARKET
          FUND                    TAX-FREE FUND                    FUND
------------------------     ------------------------    ------------------------
 04/30/01      10/31/00       04/30/01      10/31/00      04/30/01      10/31/00
----------    ----------     ----------    ----------    ----------    ----------

$   10,245    $   11,453     $    1,427    $    2,880    $   20,487    $   41,023

     2,518         1,858             29          (373)           --            --
      (318)        1,985             --            --            --            --

     3,688        (1,228)            (1)        1,437            --            --
      (322)           33             --            --            --            --
----------    ----------     ----------    ----------    ----------    ----------
    15,811        14,101          1,455         3,944        20,487        41,023
----------    ----------     ----------    ----------    ----------    ----------

   (10,247)      (13,442)        (1,427)       (2,880)      (20,487)      (41,023)
        --            --             --            (7)           --            --
        --            --             --            --            --            --
----------    ----------     ----------    ----------    ----------    ----------
   (10,247)      (13,442)        (1,427)       (2,887)      (20,487)      (41,023)
----------    ----------     ----------    ----------    ----------    ----------

   364,925       226,881          2,294        10,098       668,826     1,320,124
     9,715        12,263            409           574        20,155        40,385
  (153,753)     (196,788)        (2,734)      (12,848)     (641,979)   (1,413,467)
----------    ----------     ----------    ----------    ----------    ----------

   220,887        42,356            (31)       (2,176)       47,002       (52,958)
----------    ----------     ----------    ----------    ----------    ----------
   226,451        43,015             (3)       (1,119)       47,002       (52,958)
   227,450       184,435         62,800        63,919       707,992       760,950
----------    ----------     ----------    ----------    ----------    ----------
$  453,901    $  227,450     $   62,797    $   62,800    $  754,994    $  707,992
==========    ==========     ==========    ==========    ==========    ==========
$     (295)   $     (293)    $       33    $       --    $       --    $       --
==========    ==========     ==========    ==========    ==========    ==========

    36,351        21,924            208           935       668,826     1,320,124
       968         2,717             37            53        20,155        40,385
   (15,359)      (20,371)          (250)       (1,199)     (641,979)   (1,413,467)
----------    ----------     ----------    ----------    ----------    ----------

    21,960         4,270             (5)         (211)       47,002       (52,958)
==========    ==========     ==========    ==========    ==========    ==========

                                                        FREMONT MUTUAL FUNDS  71

                           FREMONT MUTUAL FUNDS, INC.
                     Financial Highlights - April 30, 2001

                                                   (UNAUDITED)
FREMONT GLOBAL FUND                                 SIX MONTHS                       YEAR ENDED OCTOBER 31
---------------------------------------------------               ------------------------------------------------------------
                                                      ENDED
                                                  APRIL 30, 2001    2000         1999         1998         1997         1996
                                                  --------------    ----         ----         ----         ----         ----
SELECTED PER SHARE DATA
     for one share outstanding during the period

     NET ASSET VALUE, BEGINNING OF PERIOD           $  13.52      $  14.75     $  14.13     $  14.16     $  15.11     $  14.24
                                                    --------      --------     --------     --------     --------     --------

     INCOME FROM INVESTMENT OPERATIONS
          Net investment income                          .15           .39          .41          .34          .45          .39
          Net realized and unrealized gain (loss)      (1.27)          .89         1.89          .17         1.31         1.49
                                                    --------      --------     --------     --------     --------     --------
               Total investment operations             (1.12)         1.28         2.30          .51         1.76         1.88
                                                    --------      --------     --------     --------     --------     --------
     LESS DISTRIBUTIONS
          From net investment income                    (.15)         (.54)        (.50)        (.25)        (.52)        (.44)
          From net realized gains                       (.36)        (1.97)       (1.18)        (.29)       (2.19)        (.57)
                                                    --------      --------     --------     --------     --------     --------
               Total distributions                      (.51)        (2.51)       (1.68)        (.54)       (2.71)       (1.01)
                                                    --------      --------     --------     --------     --------     --------
     NET ASSET VALUE, END OF PERIOD                 $  11.89      $  13.52     $  14.75     $  14.13     $  14.16     $  15.11
                                                    ========      ========     ========     ========     ========     ========

TOTAL RETURN                                           -8.49%         8.86%       17.37%        3.62%       13.01%       13.72%

RATIOS AND SUPPLEMENTAL DATA
     Net assets, end of period (000s omitted)       $706,049      $799,490     $686,808     $631,165     $665,747     $572,150
     Ratio of net expenses to average net assets         .93%*         .90%         .86%         .85%         .85%         .87%
     Ratio of net investment income
          to average net assets                         2.36%*        2.54%        2.85%        2.80%        2.66%        2.66%
     Portfolio turnover rate                              98%          112%         113%          75%          48%          71%

                                                   (UNAUDITED)
FREMONT INTERNATIONAL GROWTH FUND                   SIX MONTHS                       YEAR ENDED OCTOBER 31
---------------------------------------------------               ------------------------------------------------------------
                                                      ENDED
                                                  APRIL 30, 2001     2000         1999         1998         1997         1996
                                                  --------------     ----         ----         ----         ----         ----
SELECTED PER SHARE DATA
     for one share outstanding during the period

     NET ASSET VALUE, BEGINNING OF PERIOD           $  12.13      $  13.01     $  10.34     $  10.37     $  10.40     $   9.72
                                                    --------      --------     --------     --------     --------     --------
     INCOME FROM INVESTMENT OPERATIONS
          Net investment income (loss)                   --8           --8          --8          .05          .02         (.02)
          Net realized and unrealized gain (loss)      (1.04)         (.28)        3.69          .03         (.02)         .71
                                                    --------      --------     --------     --------     --------     --------
               Total investment operations             (1.04)         (.28)        3.69          .08           --          .69
                                                    --------      --------     --------     --------     --------     --------

     LESS DISTRIBUTIONS
          From net investment income                      --          (.02)        (.01)          --           --         (.01)
          From net realized gains                       (.83)         (.58)       (1.01)        (.11)        (.03)          --
                                                    --------      --------     --------     --------     --------     --------
               Total distributions                      (.83)         (.60)       (1.02)        (.11)        (.03)        (.01)
                                                    --------      --------     --------     --------     --------     --------

     NET ASSET VALUE, END OF PERIOD                 $  10.26      $  12.13     $  13.01     $  10.34     $  10.37     $  10.40
                                                    ========      ========     ========     ========     ========     ========

TOTAL RETURN                                           -9.06%1       -2.54%1      38.70%1        .80%1        -.01%       7.07%

RATIOS AND SUPPLEMENTAL DATA
     Net assets, end of period (000s omitted)       $ 71,405      $ 86,517     $ 59,974     $ 41,623     $ 38,643     $ 35,273
     Ratio of net expenses to average net assets2       1.50%*        1.50%        1.50%        1.50%        1.50%        1.50%
     Ratio of gross expenses to average net assets2     1.94%*        1.70%        1.74%        1.65%        1.50%        1.50%
     Ratio of net investment income (loss)
          to average net assets                         -.01%*        -.04%         .04%         .53%         .34%        -.20%
     Portfolio turnover rate                              19%           43%          76%         106%          95%          74%

For footnote references, see "Notes to Financial Highlights" on page 78.

      The accompanying notes are an integral part of these financial statements.

72  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                     Financial Highlights - April 30, 2001

                                                   (UNAUDITED)
FREMONT EMERGING MARKETS FUND                       SIX MONTHS                 YEAR ENDED OCTOBER 31                PERIOD FROM
---------------------------------------------------               -----------------------------------------------
                                                      ENDED                                                          06/24/96 TO
                                                  APRIL 30, 2001     2000         1999         1998         1997       10/31/96
                                                  --------------     ----         ----         ----         ----       --------
SELECTED PER SHARE DATA
     for one share outstanding during the period

     NET ASSET VALUE, BEGINNING OF PERIOD           $   7.97      $   8.02     $   5.89     $   9.58     $   9.62     $  10.00
                                                    --------      --------     --------     --------     --------     --------
     INCOME FROM INVESTMENT OPERATIONS
          Net investment income (loss)                   .02          (.04)        (.04)         .09          .17          .10
          Net realized and unrealized gain (loss)       (.28)          .33         2.17        (3.64)        1.03         (.41)
                                                    --------      --------     --------     --------     --------     --------
               Total investment operations              (.26)          .29         2.13        (3.55)        1.20         (.31)
                                                    --------      --------     --------     --------     --------     --------
     LESS DISTRIBUTIONS
          From net investment income                      --          (.34)          --           --         (.06)        (.07)
          From net realized gains                         --            --           --         (.14)       (1.18)          --
                                                    --------      --------     --------     --------     --------     --------
               Total distributions                        --          (.34)          --         (.14)       (1.24)        (.07)
                                                    --------      --------     --------     --------     --------     --------
     NET ASSET VALUE, END OF PERIOD                 $   7.71      $   7.97     $   8.02     $   5.89     $   9.58     $   9.62
                                                    ========      ========     ========     ========     ========     ========

TOTAL RETURN1                                          -3.14%         2.85%       36.16%      -37.59%       12.55%       -3.12%

RATIOS AND SUPPLEMENTAL DATA
     Net assets, end of period (000s omitted)       $ 11,654      $ 13,001     $ 11,588     $  8,742     $ 12,175     $  3,772
     Ratio of net expenses to average net assets2       1.50%*        1.50%        1.50%        1.50%         .26%          --%*
     Ratio of gross expenses to average net assets2     3.16%*        2.49%        2.77%        2.34%        2.63%        4.95%*
     Ratio of net investment income (loss)
          to average net assets                          .69%*        -.29%        -.70%         .99%        2.04%        3.32%*
     Portfolio turnover rate                              64%          147%         148%         135%         208%           7%

                                                              (UNAUDITED)
FREMONT NEW ERA VALUE FUND                                    PERIOD FROM
---------------------------------------------------
                                                           DECEMBER 29, 2000
                                                           TO APRIL 30, 2001
                                                           -----------------
SELECTED PER SHARE DATA
     for one share outstanding during the period

     NET ASSET VALUE, BEGINNING OF PERIOD                         $  10.00
                                                                  --------
     INCOME FROM INVESTMENT OPERATIONS
          Net investment income                                        .01
          Net realized and unrealized loss                            (.39)
                                                                  --------
               Total investment operations                            (.38)
                                                                  --------

     LESS DISTRIBUTIONS
          From net investment income                                    --
          From net realized gains                                       --
                                                                  --------
               Total distributions                                      --
                                                                  --------
     NET ASSET VALUE, END OF PERIOD                               $   9.62
                                                                  ========
TOTAL RETURN1                                                        -3.80%

RATIOS AND SUPPLEMENTAL DATA
     Net assets, end of period (000s omitted)                     $ 10,479
     Ratio of net expenses to average net assets2                     1.20%*
     Ratio of gross expenses to average net assets2                   3.90%*
     Ratio of net investment income
          to average net assets                                        .29%*
     Portfolio turnover rate                                             4%

For footnote references, see "Notes to Financial Highlights" on page 78.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  73

                           FREMONT MUTUAL FUNDS, INC.
                     Financial Highlights - April 30, 2001

                                                   (UNAUDITED)
FREMONT STRUCTURED CORE FUND                        SIX MONTHS                       YEAR ENDED OCTOBER 31
---------------------------------------------------               ------------------------------------------------------------
                                                      ENDED
                                                  APRIL 30, 2001     2000         1999         1998         1997         1996
                                                  --------------     ----         ----         ----         ----         ----
SELECTED PER SHARE DATA
     for one share outstanding during the period

     NET ASSET VALUE, BEGINNING OF PERIOD           $  15.59      $  15.70     $  15.56     $  14.96     $  15.02     $  13.06
                                                    --------      --------     --------     --------     --------     --------
     INCOME FROM INVESTMENT OPERATIONS
          Net investment income                          .04           .10          .14          .20          .20          .10
          Net realized and unrealized gain (loss)      (1.89)          .98         3.20          .87         3.43         2.65
                                                    --------      --------     --------     --------     --------     --------
               Total investment operations             (1.85)         1.08         3.34         1.07         3.63         2.75
                                                    --------      --------     --------     --------     --------     --------

     LESS DISTRIBUTIONS
          From net investment income                    (.02)         (.11)        (.16)        (.17)        (.22)        (.08)
          From net realized gains                       (.75)        (1.08)       (3.04)        (.30)       (3.47)        (.71)
                                                    --------      --------     --------     --------     --------     --------
               Total distributions                      (.77)        (1.19)       (3.20)        (.47)       (3.69)        (.79)
                                                    --------      --------     --------     --------     --------     --------
     NET ASSET VALUE, END OF PERIOD                 $  12.97      $  15.59     $  15.70     $  15.56     $  14.96     $  15.02
                                                    ========      ========     ========     ========     ========     ========

TOTAL RETURN                                          -12.03%         7.18%       24.24%        7.30%       29.26%       22.06%

RATIOS AND SUPPLEMENTAL DATA
     Net assets, end of period (000s omitted)       $106,561      $124,030     $142,759     $159,375     $147,641     $ 78,624
     Ratio of net expenses to average net assets         .90%*         .87%         .82%         .82%         .85%         .92%
     Ratio of net investment income
          to average net assets                          .64%*         .58%         .82%        1.25%        1.44%         .75%
     Portfolio turnover rate                              29%           68%          80%         111%          48%         129%

                                                   (UNAUDITED)
FREMONT U.S. SMALL CAP FUND                         SIX MONTHS           YEAR ENDED OCTOBER 31         PERIOD FROM
---------------------------------------------------               ----------------------------------
                                                      ENDED                                            09/24/97 TO
                                                  APRIL 30, 2001     2000         1999         1998      10/31/97
                                                  --------------     ----         ----         ----      --------
SELECTED PER SHARE DATA
     for one share outstanding during the period

     NET ASSET VALUE, BEGINNING OF PERIOD           $  18.70      $  15.74     $   8.87     $   9.57     $  10.00
                                                    --------      --------     --------     --------     --------

     INCOME FROM INVESTMENT OPERATIONS
          Net investment income (loss)                  (.02)         (.08)        (.02)        (.04)         .02
          Net realized and unrealized gain (loss)      (2.94)         4.42         7.49         (.66)        (.42)
                                                    --------      --------     --------     --------     --------

               Total investment operations             (2.96)         4.34         7.47         (.70)        (.40)
                                                    --------      --------     --------     --------     --------

     LESS DISTRIBUTIONS
          From net investment income                      --            --           --          --4         (.02)
          From net realized gains                      (1.68)        (1.38)        (.60)         --4         (.01)
                                                    --------      --------     --------     --------     --------

               Total distributions                     (1.68)        (1.38)        (.60)         --4         (.03)
                                                    --------      --------     --------     --------     --------

     NET ASSET VALUE, END OF PERIOD                 $  14.06      $  18.70     $  15.74     $   8.87     $   9.57
                                                    ========      ========     ========     ========     ========

TOTAL RETURN1                                         -16.14%        27.75%       84.60%       -7.29%       -4.06%

RATIOS AND SUPPLEMENTAL DATA
     Net assets, end of period (000s omitted)       $ 64,451      $ 72,067     $ 29,579     $  7,367     $  5,350
     Ratio of net expenses to average net assets2       1.50%*        1.50%        1.50%        1.50%        1.50%*
     Ratio of gross expenses to average net assets2     2.00%*        1.83%        2.15%        2.85%        3.32%*
     Ratio of net investment income (loss) to
          average net assets                            -.28%*        -.45%        -.75%        -.52%        1.81%*
     Portfolio turnover rate                              72%          148%         161%         273%           8%

For footnote references, see "Notes to Financial Highlights" on page 78.

      The accompanying notes are an integral part of these financial statements.

74  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                     Financial Highlights - April 30, 2001

                                                   (UNAUDITED)
FREMONT U.S. MICRO-CAP FUND                         SIX MONTHS                       YEAR ENDED OCTOBER 31
---------------------------------------------------               ------------------------------------------------------------
                                                      ENDED
                                                  APRIL 30, 2001     2000         1999         1998         1997         1996
                                                  --------------     ----         ----         ----         ----         ----
SELECTED PER SHARE DATA
     for one share outstanding during the period

     NET ASSET VALUE, BEGINNING OF PERIOD           $  34.99      $  28.36     $  16.34     $  22.69     $  19.63     $  14.34
                                                    --------      --------     --------     --------     --------     --------

     INCOME FROM INVESTMENT OPERATIONS
          Net investment income (loss)                  (.03)          .02         (.18)        (.25)        (.10)        (.04)
          Net realized and unrealized gain (loss)      (6.10)        13.03        17.94        (4.86)        5.60         5.83
                                                    --------      --------     --------     --------     --------     --------
               Total investment operations             (6.13)        13.05        17.76        (5.11)        5.50         5.79
                                                    --------      --------     --------     --------     --------     --------

     LESS DISTRIBUTIONS
          From net investment income                      --          (.02)          --           --           --           --
          From net realized gains                      (2.95)        (6.40)       (5.74)       (1.24)       (2.44)        (.50)
                                                    --------      --------     --------     --------     --------     --------
               Total distributions                     (2.95)        (6.42)       (5.74)       (1.24)       (2.44)        (.50)
                                                    --------      --------     --------     --------     --------     --------

     NET ASSET VALUE, END OF PERIOD                 $  25.91      $  34.99     $  28.36     $  16.34     $  22.69     $  19.63
                                                    ========      ========     ========     ========     ========     ========

TOTAL RETURN                                          -17.89%        46.07%      110.46%      -23.45%       28.80%1      41.46%1

RATIOS AND SUPPLEMENTAL DATA
     Net assets, end of period (000s omitted)       $617,343      $825,973     $300,503     $120,016     $171,507     $102,481
     Ratio of net expenses to average net assets3       1.60%*        1.57%        1.82%        1.94%        1.88%        1.96%
     Ratio of gross expenses to average net assets3     1.60%*        1.57%        1.82%        1.94%        1.90%        2.22%
     Ratio of net investment income (loss)
          to average net assets                         -.20%*         .06%        -.97%       -1.22%        -.67%        -.51%
     Portfolio turnover rate                             109%          117%         164%         170%         125%          81%

                                                   (UNAUDITED)
FREMONT REAL ESTATE SECURITIES FUND                 SIX MONTHS    YEAR ENDED OCTOBER 31   PERIOD FROM
---------------------------------------------------               ---------------------
                                                      ENDED                               12/31/97 TO
                                                  APRIL 30, 2001     2000         1999      10/31/98
                                                  --------------     ----         ----      --------
SELECTED PER SHARE DATA
     for one share outstanding during the period

     NET ASSET VALUE, BEGINNING OF PERIOD           $   7.79      $   7.51     $   7.98     $  10.00
                                                    --------      --------     --------     --------

     INCOME FROM INVESTMENT OPERATIONS
          Net investment income                          .14           .43          .35          .19
          Net realized and unrealized gain (loss)        .43           .35         (.34)       (2.07)
                                                    --------      --------     --------     --------
               Total investment operations               .57           .78          .01        (1.88)
                                                    --------      --------     --------     --------

     LESS DISTRIBUTIONS
          From net investment income                    (.19)         (.39)        (.39)        (.14)
          From net realized gains                         --            --           --           --
          Return of capital distribution                  --          (.11)        (.09)          --
                                                    --------      --------     --------     --------
               Total distributions                      (.19)         (.50)        (.48)        (.14)
                                                    --------      --------     --------     --------

     NET ASSET VALUE, END OF PERIOD                 $   8.17      $   7.79     $   7.51     $   7.98
                                                    ========      ========     ========     ========

TOTAL RETURN1                                           7.39%        10.59%        -.07%      -18.78%

RATIOS AND SUPPLEMENTAL DATA
     Net assets, end of period (000s omitted)       $ 19,358      $ 25,829     $ 31,499     $ 33,482
     Ratio of net expenses to
          average net assets2,6                         1.50%*        1.50%        1.50%        1.09%*
     Ratio of gross expenses to
          average net assets2,6                         2.45%*        2.10%        1.88%        1.80%*
     Ratio of net investment income
          to average net assets                         3.77%*        5.51%        4.32%        4.10%*
     Portfolio turnover rate                              84%           91%         198%         196%

For footnote references, see "Notes to Financial Highlights" on page 78.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  75

                           FREMONT MUTUAL FUNDS, INC.
                     Financial Highlights - April 30, 2001

                                                   (UNAUDITED)
FREMONT BOND FUND                                   SIX MONTHS                       YEAR ENDED OCTOBER 31
---------------------------------------------------               ------------------------------------------------------------
                                                      ENDED
                                                  APRIL 30, 2001     2000         1999         1998         1997         1996
                                                  --------------     ----         ----         ----         ----         ----
SELECTED PER SHARE DATA
     for one share outstanding during the period

     NET ASSET VALUE, BEGINNING OF PERIOD           $   9.73      $   9.66     $  10.44     $  10.23     $   9.99     $  10.13
                                                    --------      --------     --------     --------     --------     --------

     INCOME FROM INVESTMENT OPERATIONS
          Net investment income                          .30           .61          .60          .60          .67          .67
          Net realized and unrealized gain (loss)        .28           .15         (.60)         .41          .25          .11
                                                    --------      --------     --------     --------     --------     --------
               Total investment operations               .58           .76           --         1.01          .92          .78
                                                    --------      --------     --------     --------     --------     --------

     LESS DISTRIBUTIONS
          From net investment income                    (.30)         (.69)        (.60)        (.62)        (.66)        (.70)
          From net realized gains                         --            --         (.18)        (.18)        (.02)        (.22)
                                                    --------      --------     --------     --------     --------     --------
               Total distributions                      (.30)         (.69)        (.78)        (.80)        (.68)        (.92)
                                                    --------      --------     --------     --------     --------     --------

     NET ASSET VALUE, END OF PERIOD                 $  10.01      $   9.73     $   9.66     $  10.44     $  10.23     $   9.99
                                                    ========      ========     ========     ========     ========     ========

TOTAL RETURN1                                           5.96%         8.33%         .01%       10.31%        9.54%        8.18%

RATIOS AND SUPPLEMENTAL DATA
     Net assets, end of period (000s omitted)       $453,901      $227,450     $184,435     $228,001     $ 90,302     $ 70,577
     Ratio of net expenses to
          average net assets2,7                          .80%*        1.83%         .60%         .60%         .61%         .68%
     Ratio of gross expenses to
          average net assets2,7                          .85%*        1.90%         .67%         .72%         .76%         .83%
     Ratio of net investment income
          to average net assets                         5.90%*        6.44%        6.01%        5.92%        6.40%        6.82%
     Portfolio turnover rate                             110%          176%         298%         256%         191%         154%

FREMONT CALIFORNIA                                 (UNAUDITED)
INTERMEDIATE TAX-FREE FUND                          SIX MONTHS                       YEAR ENDED OCTOBER 31
---------------------------------------------------               ------------------------------------------------------------
                                                      ENDED
                                                  APRIL 30, 2001     2000         1999         1998         1997         1996
                                                  --------------     ----         ----         ----         ----         ----
SELECTED PER SHARE DATA
     for one share outstanding during the period

     NET ASSET VALUE, BEGINNING OF PERIOD           $  10.87      $  10.67     $  11.25     $  10.99     $  10.80     $  10.86
                                                    --------      --------     --------     --------     --------     --------

     INCOME FROM INVESTMENT OPERATIONS
          Net investment income                          .25           .50          .51          .51          .51          .52
          Net realized and unrealized gain (loss)       (.01)          .21         (.58)         .26          .20         (.03)
                                                    --------      --------     --------     --------     --------     --------
               Total investment operations               .24           .71         (.07)         .77          .71          .49
                                                    --------      --------     --------     --------     --------     --------

     LESS DISTRIBUTIONS
          From net investment income                    (.24)         (.51)        (.51)        (.51)        (.51)        (.52)
          From net realized gains                         --           --4           --           --         (.01)        (.03)
                                                    --------      --------     --------     --------     --------     --------
               Total distributions                      (.24)         (.51)        (.51)        (.51)        (.52)        (.55)
                                                    --------      --------     --------     --------     --------     --------

     NET ASSET VALUE, END OF PERIOD                 $  10.87      $  10.87     $  10.67     $  11.25     $  10.99     $  10.80
                                                    ========      ========     ========     ========     ========     ========

TOTAL RETURN1                                           2.24%         6.78%        -.68%        7.16%        6.75%        4.63%

RATIOS AND SUPPLEMENTAL DATA
     Net assets, end of period (000s omitted)       $ 62,797      $ 62,800     $ 63,919     $ 64,011     $ 64,309     $ 51,156
     Ratio of net expenses to
          average net assets2                            .49%*         .49%         .45%         .47%         .49%         .51%
     Ratio of gross expenses to
          average net assets2                            .72%*         .70%         .64%         .67%         .69%         .73%
     Ratio of net investment income
          to average net assets                         4.52%*        4.70%        4.59%        4.55%        4.72%        4.86%
     Portfolio turnover rate                               2%           13%           6%           9%           6%           6%

For footnote references, see "Notes to Financial Highlights" on page 78.

      The accompanying notes are an integral part of these financial statements.

76  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                     Financial Highlights - April 30, 2001

                                                   (UNAUDITED)
FREMONT MONEY MARKET FUND                           SIX MONTHS                       YEAR ENDED OCTOBER 31
---------------------------------------------------               ------------------------------------------------------------
                                                      ENDED
                                                  APRIL 30, 2001     2000         1999         1998         1997         1996
                                                  --------------     ----         ----         ----         ----         ----
SELECTED PER SHARE DATA
     for one share outstanding during the period

     NET ASSET VALUE, BEGINNING OF PERIOD           $   1.00      $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                    --------      --------     --------     --------     --------     --------

     INCOME FROM INVESTMENT OPERATIONS
          Net investment income                          .03           .06          .05          .05          .05          .05
                                                    --------      --------     --------     --------     --------     --------
               Total investment operations               .03           .06          .05          .05          .05          .05
                                                    --------      --------     --------     --------     --------     --------
     LESS DISTRIBUTIONS
          From net investment income                    (.03)         (.06)        (.05)        (.05)        (.05)        (.05)
                                                    --------      --------     --------     --------     --------     --------
               Total distributions                      (.03)         (.06)        (.05)        (.05)        (.05)        (.05)
                                                    --------      --------     --------     --------     --------     --------

     NET ASSET VALUE, END OF PERIOD                 $   1.00      $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                    ========      ========     ========     ========     ========     ========

TOTAL RETURN                                            2.84%         5.99%        4.89%1       5.45%1       5.39%1       5.34%1

RATIOS AND SUPPLEMENTAL DATA
     Net assets, end of period (000s omitted)       $754,994      $707,992     $760,950     $717,291     $433,152     $329,652
     Ratio of net expenses to
          average net assets5                            .42%*         .42%         .37%         .29%         .30%         .31%
     Ratio of gross expenses to
          average net assets5                            .42%*         .42%         .42%         .44%         .45%         .46%
     Ratio of net investment income
          to average net assets                         5.63%*        5.80%        4.83%        5.33%        5.26%        5.22%

For footnote references, see "Notes to Financial Highlights" on page 78.

The accompanying notes are an integral part of these financial statements.

                                                        FREMONT MUTUAL FUNDS  77

                           FREMONT MUTUAL FUNDS, INC.
           Notes to Financial Highlights - April 30, 2001 (Unaudited)

The following notes relate to the Financial Highlights of the Funds presented on pages 72 through 77:

     1 Total return would have been lower had the advisor not waived and/or reimbursed expenses.

     2    See Note 6 of "Notes to Financial Statements."

     3 Management fees were voluntarily waived from February 1, 1995 to January 8, 1997.

     4    Distributions are less than $0.01 per share.

     5 Administrative fees were voluntarily waived in their entirety prior to March 1, 1999.

     6 Operating expenses were voluntarily limited to 0.50% prior to July 1, 1998.

     7 Administrative fees were voluntarily waived in their entirety prior to March 1, 1998.

     8    Less than $0.01.

     *    Annualized.

      The accompanying notes are an integral part of these financial statements.

78  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
           Notes to Financial Statements - April 30, 2001 (Unaudited)

1.   SIGNIFICANT ACCOUNTING POLICIES

     Fremont Mutual Funds, Inc. (the "Investment Company") is an open-end investment company authorized to issue ten billion shares of $.0001 par value capital stock. These shares are currently offered in twelve series, eleven of which (the "Funds") are covered by this report. Each of the Funds has its own investment objective and maintains a totally separate investment portfolio.

     The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States for investment companies.

     A.   SECURITY VALUATION

     Investments, including futures, options and swaps, are stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the last reported bid and asked prices. Securities for which quotations are not readily available are valued at fair value as determined in good faith under procedures established by the Board of Directors. Short-term notes and similar securities are included in investments at amortized cost, which approximates value.

     As permitted under Rule 2a-7 of the Investment Company Act of 1940, securities in the Money Market Fund are valued at amortized cost, which approximates value.

     B.   SECURITY TRANSACTIONS

     Security transactions are accounted for as of trade date. Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and Federal income tax purposes.

     C.   INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

     Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities may be recorded after ex-dividend date based on when the Fund is informed of the dividend. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized using the interest method. The Investment Company allocates its general expenses to each Fund based upon their relative net assets or the nature of the services performed and their applicability to each Fund.

     Dividends received by the Real Estate Securities Fund may include a return of capital. Such distributions reduce the cost basis of certain securities. Distributions, if any, in excess of their cost basis are recognized as capital gains.

     D.   INCOME TAXES

     No provision for Federal income taxes is required since each Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains, if any, to shareholders.

     Distributions paid to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles and, therefore, may differ from the information presented in the financial statements. These differences are primarily due to the varying treatments for foreign currency transactions, losses deferred due to wash sale rules, the classification of gains/losses related to paydowns and certain futures and options transactions.

     Permanent differences will be reclassified to paid in capital. Temporary differences, which will reverse in subsequent periods, are not reclassified and will remain in undistributed net investment income or loss or accumulated realized gains or losses. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     For  Federal   income  tax  purposes,   certain  Funds  have  capital  loss
     carryforwards at October 31, 2000 that may reduce distributions of realized gains in future years.

                              EMERGING    REAL ESTATE               CALIFORNIA
                               MARKETS    SECURITIES      BOND     INTERMEDIATE
CAPITAL LOSS CARRYFORWARDS:     FUND         FUND         FUND     TAX-FREE FUND
-------------------------------------------------------------------------------
Expiring in: 2006            $1,235,307   $2,553,777   $       --    $       --
             2007             1,168,895    3,381,180    4,594,189            --
             2008                    --           --           --       372,950
                            ----------------------------------------------------
                            $2,404,202    $5,934,957    $4,594,189    $ 372,950
                            ====================================================

                                                        FREMONT MUTUAL FUNDS  79

                           FREMONT MUTUAL FUNDS, INC.
           Notes to Financial Statements - April 30, 2001 (Unaudited)

     E.   ACCOUNTING ESTIMATES

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

     F.   FOREIGN CURRENCY TRANSLATION

     The market values of foreign securities, currency holdings, forward foreign currency contracts, and other assets and liabilities are translated to U.S. dollars based on the daily exchange rates. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Realized currency gain (loss) from the sale, maturity or disposition of foreign securities is not separately reported from the economic or market component of the gain (loss) and is included under the caption Net Realized Gain (Loss) from Investments. Realized gain (loss) related to forward foreign currency contracts, foreign currency futures and options on foreign currency is also reported under this heading. Consistent with the method of reporting realized currency gain (loss), unrealized currency gain (loss) on investments is not separately reported from the underlying economic or market component, but included under the caption Net Unrealized Appreciation (Depreciation) on Investments.

     G.   OTHER

     In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued an updated version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000 and requires investment companies to amortize discounts on fixed income securities and to classify paydown gains and losses on asset-backed securities, previously recorded as realized gains and losses, as part of interest income. The Funds have adopted the Guide as of November 1, 2000.

     As of April 30, 2001, the California Intermediate Tax-Free Fund recorded a cumulative adjustment of $47,929, $6,521 of which pertains to the six months ended April 30, 2001, to reflect the amortization of discounts from the date of acquisition. This adjustment reduces net investment income and increases unrealized appreciation on securities and does not impact total net assets.

     As of April 30, 2001, the Global Fund and the Bond Fund have reclassified to interest income realized gains of $27,599 and $15,028, respectively, recognized during the six months ended April 30, 2001, to reflect the Guide's treatment of paydown gains and losses. This adjustment reduces net realized gain (or increases net realized loss) from investments and increases net investment income and does not impact total net assets.

2.   REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements through which the Fund acquires a security (the "underlying security") from the seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date, generally for a period of less than one week. The seller must maintain collateral with the Funds' custodian equal to at least 100% of the repurchase price, including accrued interest. At April 30, 2001, all outstanding repurchase agreements held by the Funds had been entered into on that day.

3.   REVERSE REPURCHASE AGREEMENTS

     During the six months ended April 30, 2001, the Bond Fund entered into reverse repurchase agreements with certain brokers. Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with the agreement to repurchase the security at a specified date and price. Reverse repurchase agreements involve the risk that the market value of securities pledged as collateral may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

     Such transactions are accounted for as a borrowing by the Fund and are subject to the Fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%. The difference between the selling price and the repurchase price is accounted for as interest expense.

     At April 30, 2001, the Bond Fund had no outstanding reverse repurchase agreements.

4.   SHORT SALES

     The Global Fund and Bond Fund have entered into short sales transactions during the six months ended April 30, 2001. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The Fund is obligated to deliver securities at the time the short position is closed. The Fund will have to pay any dividends or interest payable on the securities until the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

     At April 30, 2001, the Global Fund and Bond Fund had no open short sales.

80  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
           Notes to Financial Statements - April 30, 2001 (Unaudited)

5.   DERIVATIVE FINANCIAL INSTRUMENTS

     Consistent with their investment objectives, certain Funds have the following practices to manage exposure to certain risks or enhance performance. The investment objectives, policies, program, and risk factors of the Funds are described more fully in the Funds' prospectus and statement of additional information.

          Purchase or sell interest rate, stock index and foreign currency futures in order to obtain market exposure, increase liquidity, hedge against changes in the prevailing levels of stock values, interest rates, or currency exchange rates to establish more definitely the effective return on securities or currencies held or intended to be acquired.

          Invest in index, interest and currency exchange rate swap agreements for purposes of attempting to obtain a particularly desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return.

          Write covered put and call options in an attempt to generate additional premium income, and in the case of put options to acquire the underlying security at a price lower than the current market price.

          Purchase put options on an underlying security, interest rate or currency as a defensive technique to protect against an anticipated decline in the value of the security or currency.

          Purchase call options for purposes of obtaining exposure to the underlying securities or currencies, or to increase its current return or avoid tax consequences which could reduce its current return. Call options may also be purchased for purposes of acquiring the underlying security.

          Engage in forward currency transactions in anticipation of, or to protect the Fund against, fluctuations in exchange rates.

     In the case of swap agreements and foreign currency contracts, the Funds are subjected to the risk that the counter party might not meet the terms of the agreement. This risk is mitigated by dealing only with well-established security dealers or banks that are members of the Federal Reserve System.

     A.   FUTURES

     A futures contract is an agreement between two parties to buy or sell a security or financial interest at a set price on a future date and is standardized and exchange-traded. Risks exist due to the possible illiquidity of the futures market and from the possibility of adverse movements in security and currency values.

     At April 30, 2001, the open futures contracts were as follows:

                                                                                      NET UNREALIZED
                                       CONTRACTS   EXPIRATION        NOTIONAL          APPRECIATION
                                        TO BUY        DATE            AMOUNT          (DEPRECIATION)
                                       -------------------------------------------------------------
GLOBAL FUND
June 10 Year U.S. Treasury Bond               30     Jun '01    $         3,000,000    $  (69,468)
June 30 Year U.S. Treasury Bond                5     Jun '01                500,000        18,937
June 5 Year U.S. Treasury Note                11     Jun '01              1,100,000       (14,593)
June 2 Year U. S. Treasury Note                9     Jun '01                900,000        (2,390)
UK Gilt                                        4     Jun '01    (pound)     500,000           286
UK Gilt                                        4     Sep '01                500,000          (429)
UK Gilt                                        4     Mar '01                500,000           822
UK Gilt                                        4     Dec '01                500,000          (894)
Japanese Government Bond                       8     Jun '01    (Y)     800,000,000        36,103
German 10 Year Government Euro Bond           49     Jun '01    E         4,900,000       (10,560)
Australian 3 Year Treasury Bond                2     Jun '01    $           121,563           (94)
Australian 10 Year Treasury Bond             102     Jun '01              7,636,592        21,386
Canadian 10 Year Government Bond              51     Jun '01    CN$       5,100,000        (1,328)
German 5 Year Government Euro Bond            34     Jun '01    E         3,400,000       (16,579)
French 10 Year Government Euro Bond           28     Jun '01              2,800,000       (13,991)
Japanese 10 Year Government Bond               3     Jun '01    (Y)      30,000,000            --
                                                                                       ----------
                                                                                       $  (52,792)
                                                                                       ==========

                                                        FREMONT MUTUAL FUNDS  81

                           FREMONT MUTUAL FUNDS, INC.
           Notes to Financial Statements - April 30, 2001 (Unaudited)

                                                                                      NET UNREALIZED
                                       CONTRACTS   EXPIRATION        NOTIONAL          APPRECIATION
                                        TO BUY        DATE            AMOUNT          (DEPRECIATION)
                                       -------------------------------------------------------------
STRUCTURED CORE (formerly the Growth Fund)
S&P 500 Index                                 16     Jun '01    $           572,000    $  445,200
                                                                                       ----------
                                                                                       $  445,200
                                                                                       ==========

BOND FUND
Mar 90 Day Euro                               79     Mar '01    $         7,900,000         5,305
June 90 Day Euro                              53     Jun '02              5,300,000       (13,029)
June 90 Day Euro                              26     Jun '03              2,600,000        (7,322)
September 90 Day Euro                         53     Jun '02              5,300,000       (18,416)
September 90 Day Euro                         26     Jun '03              2,600,000        (7,322)
December 90 Day Euro                          53     Jun '02              5,300,000       (24,505)
December 90 Day Euro                          26     Jun '03              2,600,000        (7,710)
June 30 Year U.S. Treasury Bond              280     Jun '01             28,000,000      (233,671)
Euro Bond                                    207     Jun '01             20,700,000      (293,993)
Euro Bond                                     48     Mar '01              4,800,000        (8,805)
                                                                                       ----------
                                                                                       $ (609,468)
                                                                                       ==========

                                                                                      NET UNREALIZED
                                       CONTRACTS   EXPIRATION        NOTIONAL          APPRECIATION
                                        TO SELL       DATE            AMOUNT          (DEPRECIATION)
                                       -------------------------------------------------------------
GLOBAL FUND
June 30 Year U.S. Treasury Bond               12     Jun '01    $         1,200,000    $    9,219
UK Gilt                                       39     Jun '01    (pound)   3,900,000       104,677
Japanese 10 Year Government Bond              41     Jun '01    (Y)     410,000,000            --
10 Year UK Gilt                               46     Jun '01    (pound)   4,600,000        65,559
                                                                                       ----------
                                                                                       $  179,455
                                                                                       ==========

BOND FUND
June 2 Year U.S. Treasury Note                 1     Jun '01    $           100,000    $     (172)
June 10 Year U. S. Treasury Bond              10     Jun '01              1,000,000        21,737
                                                                                       ----------
                                                                                       $   21,565
                                                                                       ==========

     Various  U.S.  Treasury  securities,   as  footnoted  on  the  Schedule  of
     Investments in Securities and Net Assets, were held by brokers to satisfy the initial margin requirements related to these contracts.

B.   SWAP AGREEMENTS
     In a swap transaction, two parties agree to exchange the returns earned or realized on particular predetermined investments.

     At April 30, 2001, the Funds had the following open swap agreements:

                                                                                         UNREALIZED
                                                        MATURITY                        APPRECIATION/
       PAY                       RECEIVE                  DATE       NOTIONAL AMOUNT   (DEPRECIATION)
-----------------------------------------------------------------------------------------------------
GLOBAL FUND
Fixed Rate 6.900%    3 month HIBOR (HK$)                02/15/06    HK$    15,000,000    $ (103,741)
Fixed Rate 6.500%    3 month CBK (CN$)                  05/10/02    CN$     1,130,000       (14,991)
Fixed Rate 2.000%    6 month LIBOR ((Y))                04/15/08    (Y)    65,000,000       (34,474)
Fixed Rate 1.300%    6 month LIBOR ((Y))                07/14/05    (Y)    78,000,000       (22,547)
Fixed Rate 6.000%    6 month LIBOR (E)                  08/24/30    E         800,000        (9,754)
3 month LIBOR        Fixed Rate 6.790%                  02/15/06    $       1,900,000        65,535
3 month LIBOR        Fixed Rate 6.000%                  06/15/06           12,000,000      (210,547)
3 month LIBOR        Fixed Rate 6.100%                  06/15/06            3,200,000       (38,723)
Fixed Rate 5.900%    3 month HIBOR (HK$)                07/11/06    HK$     8,000,000        (6,480)
3 month LIBOR        Fixed Rate 5.710%                  07/11/06    $       1,000,000         (661)
6 month LIBOR        Fixed Rate 5.5184% ((pound))       02/28/04    (pound) 1,900,000           217
6 month LIBOR        Fixed Rate 5.515% ((pound))        03/01/04            2,900,000            83
Fixed Rate 5.400%    6 month LIBOR ((pound))            09/01/03            2,900,000        (6,614)
3 month LIBOR        Fixed Rate 5.440%                  03/19/06    $       1,600,000       (13,226)
Fixed Rate 5.500%    3 month HIBOR (HK$)                03/16/06    HK$    12,800,000         6,644

82  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
           Notes to Financial Statements - April 30, 2001 (Unaudited)

                                                                                         UNREALIZED
                                                        MATURITY                        APPRECIATION/
       PAY                       RECEIVE                  DATE       NOTIONAL AMOUNT   (DEPRECIATION)
-----------------------------------------------------------------------------------------------------
GLOBAL FUND (Cont.)
Fixed Rate 5.200%    6 month LIBOR ((pound))            09/19/02    (pound)10,000,000        11,749
6 month LIBOR        Fixed Rate 5.3075% ((pound))       03/19/06           10,000,000      (178,870)
6 month LIBOR        Fixed Rate 5.500% ((pound))        03/15/04            2,000,000        13,742
6 month LIBOR        Fixed Rate 5.250% ((pound))        03/15/04            4,300,000         1,716
Fixed Rate 5.200%    6 month LIBOR ((pound))            09/15/02            4,300,000        (8,938)
                                                                                         ----------
                                                                                         $ (549,880)
                                                                                         ==========

BOND FUND
3 month LIBOR        Fixed Rate 6.000%                  06/15/06    $      20,200,000    $   37,621
3 month LIBOR        Fixed Rate 6.000%                  06/15/06           15,000,000         9,533
6 month LIBOR        Fixed Rate 5.670% ((pound))        01/08/04    (pound) 6,500,000        19,494
6 month LIBOR        Fixed Rate 5.633% ((pound))        02/02/04            1,700,000         7,235
6 month LIBOR        Fixed Rate 5.626% ((pound))        02/02/04            5,800,000        23,357
6 month LIBOR        Fixed Rate 5.560% ((pound))        02/27/03           27,200,000        31,991
6 month LIBOR        Fixed Rate 5.3875% ((pound))       02/28/03           27,200,000        20,019
3 month LIBOR        Fixed Rate 6.000%                  06/15/06    $      11,600,000      (216,386)
Fixed Rate 5.220%    6 month LIBOR ((pound))            09/19/02    (pound) 5,300,000        12,766
6 month LIBOR        Fixed Rate 5.3075% ((pound))       03/19/06            5,300,000      (129,410)
Fixed Rate 5.230%    6 month LIBOR ((pound))            09/20/02            3,500,000         2,921
6 month LIBOR        Fixed Rate 5.3162% ((pound))       03/20/06            3,500,000       (65,584)
6 month LIBOR        Fixed Rate 5.2072 ((pound))        03/15/04            4,000,000       (45,102)
                                                                                         ----------
                                                                                         $ (291,545)
                                                                                         ==========

C.   OPTIONS
     Certain Funds may enter into options contracts. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Options purchased are recorded as investments, whereas options written (sold) are recorded as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is realized as gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. The risks include unfavorable change in the price of the security or currency underlying the security.

     Transactions in written put and call options for the six months ended April 30, 2001 for the Global Fund and the Bond Fund were as follows:

                                                   GLOBAL FUND                   BOND FUND
                                                   -----------                   ---------
                                            AMOUNT OF      NUMBER OF      AMOUNT OF      NUMBER OF
                                             PREMIUMS      CONTRACTS       PREMIUMS      CONTRACTS
                                            -------------------------------------------------------
Options outstanding at October 31, 2000     $    4,058          4,004     $   57,076            192
Options sold                                   145,726         77,000        227,370            570
Options cancelled in closing purchase
   transactions                                 (2,969)        (4,002)      (121,655)          (360)
Options expired prior to exercise               (1,089)            (2)       (15,995)           (84)
Options exercised                                   --             --             --             --
                                            -------------------------------------------------------
Options outstanding at April 30, 2001       $  145,726         77,000     $  146,796            318
                                            =======================================================

                                                        FREMONT MUTUAL FUNDS  83

                           FREMONT MUTUAL FUNDS, INC.
           Notes to Financial Statements - April 30, 2001 (Unaudited)

The following written options were outstanding at April 30, 2001:

                                                       NUMBER
                                                          OF     EXERCISE  EXPIRATION
              NAME OF ISSUER                          CONTRACTS   PRICE       DATE      VALUE
              ---------------------------------------------------------------------------------
GLOBAL FUND

Call Options: 3 month LIBOR                             10,000    6.300%     Apr '02   $ 24,757
              3 month LIBOR                             32,000    6.450%     Apr '02     97,360
Put Options:  U.S. Treasury Bond, 5.00%, due
              2/15/2011                                 35,000     96.69     May '01     26,005
                                                                                       --------
                                                                                       $148,122
                                                                                       ========
BOND FUND

Put Options:  December 90 Day Euro Dollar Futures           42     95.00     Dec '01   $  9,975
              December 90 Day Euro Dollar Futures          195     95.25     Dec '01     85,313
              June 10-year U.S. Treasury Bond Futures       81    105.00     Jun '01    112,641
                                                                                       --------
                                                                                       $207,929
                                                                                       ========

D.   FORWARD FOREIGN CURRENCY CONTRACTS
     A forward foreign currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. These contracts are traded over-the-counter and not on organized commodities or securities exchanges.

     At April 30, 2001, the underlying values for open foreign currency contracts were as follows:

                                                                                                       NET UNREALIZED
 TO RECEIVE             FOREIGN               SETTLEMENT            INITIAL                             APPRECIATION
(TO DELIVER)            CURRENCY                 DATES               VALUE          CURRENT VALUE      (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------
GLOBAL FUND
    12,072,000     Australian Dollar     05/30/01 to 06/20/01    $    6,035,374     $    6,177,165     $      141,791
      (368,000)    Australian Dollar     06/20/01 to 06/21/01          (184,614)          (188,303)            (3,689)
     4,387,064     British Pound         05/01/01 to 06/20/01         6,315,822          6,267,940            (47,882)
   (20,581,463)    British Pound         05/01/01 to 07/26/01       (29,896,290)       (29,410,152)           486,138
    31,324,725     Canadian Dollar       05/01/01 to 09/04/01        20,120,405         20,389,679            269,274
   (15,797,150)    Canadian Dollar       05/01/01 to 09/04/01       (10,385,139)       (10,282,237)           102,902
    (1,485,000)    Danish Krone          05/08/01 to 05/16/01          (179,062)          (176,486)             2,576
    41,534,077     Euro                  05/07/01 to 09/04/01        37,090,251         36,819,968           (270,284)
  (103,566,580)    Euro                  05/11/01 to 09/04/01       (94,047,755)       (91,825,763)         2,221,992
   879,207,712     Japanese Yen          05/11/01 to 06/20/01         7,231,973          7,138,216            (93,756)
(5,896,411,712)    Japanese Yen          05/11/01 to 08/31/01       (49,932,299)       (47,874,215)         2,058,053
    10,860,000     New Zealand Dollar    06/20/01                     4,474,624          4,479,772              5,148
    (1,127,000)    New Zealand Dollar    06/13/01                      (461,315)          (465,005)            (3,690)
    (5,153,000)    Swedish Krona         05/15/01 to 05/16/01          (524,899)          (502,556)            22,343
    16,002,956     Swiss Franc           05/23/01 to 06/25/01         9,330,176          9,231,450            (98,726)
   (19,070,000)    Swiss Franc           05/23/01                   (11,095,058)       (11,000,482)            94,575
                                                                                                       --------------
                                                                                                       $    4,886,765
                                                                                                       ==============

INTERNATIONAL
GROWTH FUND
      (624,896)    British Pound         05/11/01 to 07/26/01    $     (898,030)    $     (891,899)    $        6,131
    (1,378,377)    Canadian Dollar       06/04/01 to 09/04/01          (900,710)          (897,068)             3,642
       748,475     Canadian Dollar       09/4/01                        479,607            487,074              7,467
    (1,623,928)    Euro                  05/03/01 to 09/04/01        (1,451,527)        (1,438,501)            13,026
     6,050,446     Euro                  05/07/01 to 09/04/01         5,415,980          5,360,886            (55,094)
  (269,906,144)    Japanese Yen          05/29/01 to 06/19/01        (2,375,685)        (2,196,272)           179,413
   (16,291,001)    Japanese Yen          05/29/01 to 08/31/01          (142,930)          (138,299)             4,631
       (37,196)    Swiss Franc           05/03/01                       (21,547)           (21,432)               115
       570,401     Swiss Franc           06/05/01 to 06/25/01           339,626            329,276            (10,350)
                                                                                                       --------------
                                                                                                       $      148,981
                                                                                                       ==============

BOND FUND
     3,091,000     Euro                  06/05/01                $    2,730,744     $    2,739,473     $        8,729
                                                                                                       ==============

84  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
           Notes to Financial Statements - April 30, 2001 (Unaudited)

6.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     INVESTMENT ADVISOR
     The Funds each have entered into an investment management and administrative services agreement with Fremont Investment Advisors, Inc. (the "Advisor"), a majority-owned subsidiary of Fremont Investors, Inc. Under this agreement, the Advisor supervises and implements each Fund's investment activities and provides administrative services as necessary to conduct Fund business. For its advisory and administrative services, the Advisor receives a fee based on the average daily net assets of the Funds as described below.

                                  ADVISORY FEE
--------------------------------------------------------------------------------
Global Fund                                  .60%

International Growth Fund*                  1.00%

Emerging Markets Fund*                      1.00%

New Era Value Fund*                          .75%

Structured Core Fund                         .50%

U.S. Small Cap Fund*                        1.00%

U.S. Micro-Cap Fund**                       2.50% on first $30 million

                                            2.00% on next $70 million

                                            1.50% on balance over $100 million

Real Estate Securities Fund*                1.00%

Bond Fund*                                   .40%

California Intermediate Tax-Free Fund*       .40% on first $25 million

                                             .35% on next $25 million

                                             .30% on next $50 million

                                             .25% on next $50 million

                                             .30% on balance over $150 million

Money Market Fund                            .30% on first $50 million

                                             .20% on balance over 50 million

 * The Advisor has contractually waived and/or reimbursed some of its fees for these Funds. The waivers may be changed in the future.

** The Advisor is obligated to pay all expenses of the Fund except extraordinary expenses (as determined by a majority of the disinterested directors) and interest, brokerage commission, and other transaction charges relating to the investing activities of the Fund.

     Except for the U.S. Micro-Cap Fund and the Real Estate Securities Fund, each Fund pays the Advisor an administrative fee of .15% of average daily net assets.

     Each of the Funds has an arrangement with its custodian whereby fees for custody services are reduced by credits earned on cash balances on deposit with the custodian. Such cash balances could have been employed by the Fund to produce income.

     For the Bond Fund, the Advisor has contractually waived .05% out of the .15% administrative fee. All fees waived in the past cannot be recouped in the future.

     For the International Growth Fund, the Emerging Markets Fund, the New Era Value Fund, the U.S. Small Cap Fund, the Real Estate Securities Fund and the California Intermediate Tax-Free Fund, to the extent management fees are waived and/or other expenses are reimbursed by the Advisor, the Fund may reimburse the Advisor for any reductions in the Fund's

                                                        FREMONT MUTUAL FUNDS  85

                           FREMONT MUTUAL FUNDS, INC.
           Notes to Financial Statements - April 30, 2001 (Unaudited)

     expenses during the three years following that reduction if such reimbursement is requested by the Advisor, if such reimbursement can be achieved within the foregoing expense limit, and if the Board of Directors approves the reimbursement at the time of the request as not inconsistent with the best interests of the Fund.

     For the International Growth Fund, the Emerging Markets Fund, the U.S. Small Cap Fund and the Real Estate Securities Fund, the Advisor has contractually limited the total operating expenses to 1.50% of average net assets. For the New Era Value Fund, the Advisor has contractually limited the total operating expenses to 1.20% of average net assets. For the California Intermediate Tax-Free Fund, the Advisor has contractually limited the total operating expenses to .49% of average net assets. The Advisor has not recouped waivers and reimbursements of $443,595, $359,114, $55,769, $562,231, $550,853 and $65,014, respectively, from the
     International Growth Fund, the Emerging Markets Fund, the New Era Value Fund, the U.S. Small Cap Fund, the Real Estate Securities Fund and the California Intermediate Tax-Free Fund as of April 30, 2001.

     The International Growth Fund, the Emerging Markets Fund, the U.S. Small Cap Fund and the Real Estate Securities Fund have adopted a plan of distribution under which the Funds may directly compensate the Advisor for certain distribution-related expenses. The annual limitation for compensation to the Advisor pursuant to the plan of distribution is 0.25% of a Fund's average daily net assets. All payments are reviewed by the Board of Directors.

AFFILIATED COMPANY TRANSACTIONS

     Investments in portfolio companies, 5% or more of whose outstanding voting securities are held by the Fund, are defined in the Investment Act of 1940 as affiliated companies. The U.S. Micro-Cap Fund had investments in such affiliated companies. A summary of transactions for each issuer who was an affiliate during the six months ended April 30, 2001, follows:

                               SHARE                                                             SHARE
                             BALANCE      AGGREGATE      AGGREGATE       NET                    BALANCE        VALUE
                           OCTOBER 31,     PURCHASE        SALES       REALIZED                APRIL 30,     APRIL 30,
ISSUER                         2000          COST          COST      GAIN (LOSS)    INCOME       2001          2001
                           -------------------------------------------------------------------------------------------
Aaon, Inc.                     584,300   $        --   $ 1,028,125   $   254,997    $   --       510,300   $ 9,695,700
APA Optics, Inc.                    --     5,609,469            --            --        --       670,700     6,304,580
Boston Communications
  Group, Inc.                1,060,500     4,468,959    15,664,626     7,659,000        --           --*           --*
California Micro Devices
  Corp                       1,089,500            --            --            --        --     1,089,500     5,807,035
Cash America
  International, Inc.        1,275,000        40,670     1,639,121    (1,024,927)       --           --*           --*
COMARCO, Inc.                  644,100       615,400       283,906       168,483        --       675,500     8,551,830
Datalink Corp.                 768,100        21,787     2,686,736     1,714,253        --       646,700     6,331,193
eBenX, Inc.                    813,200     2,507,590            --            --        --     1,358,000     5,703,600
Endocare, Inc.               1,113,700            --            --            --        --     1,113,700     7,851,585
Exigent International,
  Inc                          485,710        30,386     2,412,809      (783,538)       --            --            --
Fusion Medical
  Technologies, Inc.           791,100            --            --            --        --       791,100     4,588,380
LoJack Corp.                 1,098,300       522,976       448,413        39,989        --     1,117,100     6,367,470
MDSI Mobile Data
  Solutions                    421,700            --       171,878       140,379        --       414,700     2,098,382
McNaughton Apparel
  Group, Inc.                  509,200            --     5,290,838     4,782,925        --            --            --

86  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
           Notes to Financial Statements - April 30, 2001 (Unaudited)

                               SHARE                                                             SHARE
                             BALANCE       AGGREGATE     AGGREGATE        NET                  BALANCE         VALUE
                           OCTOBER 31,     PURCHASE        SALES       REALIZED                APRIL 30,     APRIL 30,
ISSUER                         2000          COST          COST      GAIN (LOSS)    INCOME       2001          2001
                           -------------------------------------------------------------------------------------------
Micro Component
  Technology, Inc.             804,600       476,331            --            --    $   --       958,100     3,094,663
Modtech Holdings, Inc.       1,033,900            --     5,281,216       (48,311)       --           --*           --*
Northern Technologies
  International Corp.          347,850            --            --            --        --       347,850     1,947,960
Nucentrix Broadband
  Networks, Inc.               651,200     1,608,725     5,456,396    (3,387,959)       --       614,000     6,140,000
Parlex Corp.                   529,000            --    17,876,038   (11,709,982)       --            --            --
Princeton Video Image Inc.     468,500       225,409            --            --        --       509,700     1,885,890
RIT Technologies Ltd.          696,100     1,722,425            --            --        --       876,900     4,779,105
Repeater Technologies          945,400     1,281,979            --            --        --     1,950,400     1,794,368
Rimage Corp.                   415,000     2,386,752            --            --                 668,100     5,177,775
Sage Inc.                       51,300    16,646,924            --            --               1,327,900    11,486,335
Spectrum Control, Inc.       1,045,000       977,873     8,420,851    (2,636,565)       --           --*           --*
                                                                                    ------                 -----------
Total                                                                               $   --                 $99,605,851
                                                                                    ======                 ===========

*    Issuer is not an affiliated company at April 30, 2001.

OTHER RELATED PARTIES

     At April 30, 2001, Fremont Investors, Inc. and its affiliated companies including their employee retirement plans, its principal shareholder and members of his family, including trusts, owned directly or indirectly the following approximate percentages of the various Funds:

                                    % OF SHARES OUTSTANDING
                                    -----------------------
Global Fund                                   56%
International Growth Fund                     43%
Emerging Markets Fund                         32%
New Era Value Fund                             2%
Structured Core Fund                          17%
U.S. Small Cap Fund                           20%
U.S. Micro-Cap Fund                           --%
Real Estate Securities Fund                   12%
Bond Fund                                     55%
California Intermediate Tax-Free Fund         69%
Money Market Fund                             77%

     Certain officers and/or directors of the Funds are also officers and/or directors of the Advisor and/or Fremont Investors, Inc. None of the officers and/or directors so affiliated receive compensation for services as officers and/or directors of the Funds.

7.   PURCHASES AND SALES/MATURITIES OF INVESTMENT SECURITIES

     Aggregate purchases and aggregate proceeds from sales and maturities of securities for the six months ended April 30, 2001 were as follows:

                                          PURCHASES         PROCEEDS
                                          ---------         --------

Long-term securities excluding U.S. Government securities:

          Global Fund                    $498,552,221     $482,114,213
          International Growth Fund        12,533,088       18,349,914
          Emerging Markets Fund             6,387,510        7,617,305

                                                        FREMONT MUTUAL FUNDS  87

                           FREMONT MUTUAL FUNDS, INC.
           Notes to Financial Statements - April 30, 2001 (Unaudited)

                                          PURCHASES         PROCEEDS
                                          ---------         --------

          New Era Fund                   $ 10,093,908     $    197,744
          Structured Core Fund             30,859,706       33,520,247
          U.S. Small Cap Fund              33,236,368       34,615,636
          U.S Micro-Cap Fund              233,558,377      257,688,704
          Real Estate Securities Fund      18,694,612       27,477,557
          Bond Fund                       162,108,297       98,830,814
          California Intermediate
            Tax-Free Fund                   3,130,922        1,508,000

Long-term U.S. Government securities:

          Global Fund                     126,761,613      138,535,956
          Bond Fund                       761,019,841      699,242,551

8.   PORTFOLIO CONCENTRATIONS

     There are certain investment concentrations of risk which may subject each Fund more significantly to economic changes occurring in certain segments or industries.

9.   UNREALIZED APPRECIATION (DEPRECIATION)-- TAX BASIS

     At April 30, 2001, the cost basis of securities for Federal income tax purposes and the gross unrealized appreciation and depreciation were as follows:

                                                           GROSS AGGREGATE UNREALIZED
                                                           --------------------------
                                           TAX COST       APPRECIATION     DEPRECIATION           NET
                                           --------       ------------     ------------           ---
Global Fund                              $ 762,841,187    $  30,223,758    $ (62,542,829)    $ (32,319,071)
International Growth Fund                   75,271,588        7,931,540       (9,790,167)       (1,858,627)
Emerging Markets Fund                       12,283,465          957,568       (1,447,614)         (490,046)
New Era Fund                                10,715,654          401,231         (553,937)         (152,706)
Structured Core Fund                        88,831,629       23,945,519       (6,193,633)       17,751,886
U.S. Small Cap Fund                         61,536,986        7,090,258       (9,788,266)       (2,698,008)
U.S. Micro-Cap Fund                        708,848,355       68,381,738     (164,151,803)      (95,770,065)
Real Estate Securities Fund                 18,865,879          296,451         (111,823)          184,628
Bond Fund                                  571,442,750        3,273,515       (3,110,712)          162,803
California Intermediate Tax-Free Fund       60,242,839        2,304,522         (130,806)        2,173,716
Money Market Fund                          745,919,754               --               --                --

10.  LINE OF CREDIT

     The Investment Company has a Line of Credit Arrangement ("LOC") with State Street Bank and Trust Company. Under the terms of the LOC, each Fund's borrowings cannot exceed 20% of each Fund's net assets and the combined borrowings of all Funds cannot exceed the $75 million cap on the total line of credit.

     Borrowing activity under the line of credit for the six months ended April 30, 2001 was as follows:

                                AVERAGE AMOUNT  MAXIMUM AMOUNT
FUND                             OUTSTANDING     OUTSTANDING    INTEREST EXPENSE
--------------------------------------------------------------------------------
Global Fund                       $   48,677      $2,172,000        $    4,135
                                  ----------      ----------        ----------
International Growth Fund             68,635       2,105,000             2,700
Emerging Markets Fund                 33,000         970,000             2,826
Real Estate Fund                      75,661        1,366,00             3,188
California Intermediate
  Tax-Free Fund                        1,463         184,000                40
                                                                    ----------
                                                                    $   12,889
                                                                    ==========

88  FREMONT MUTUAL FUNDS

--------------------------
FREMONT FUNDS
50 Beale Street, Suite 100
San Francisco, CA 94105

www.fremontfunds.com
--------------------------

--------------------------------------------------------------------------------
Distributed by First Fund Distributors, Inc., San Francisco, CA 94105
--------------------------------------------------------------------------------

BR008a-0106